Exhibit 10.1

Execution Copy

BXG RECEIVABLES NOTE TRUST 2017-A,

as Issuer

BLUEGREEN CORPORATION,

as Servicer

VACATION TRUST, INC.,
as Club Trustee

CONCORD SERVICING CORPORATION,
as Backup Servicer

and

U.S. BANK NATIONAL ASSOCIATION,

as Indenture Trustee, Paying Agent and Custodian

______________

INDENTURE

Dated as of June 6, 2017

______________

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION3

SECTION 1.1.General Definitions and Usage of Terms.3

SECTION 1.2.Compliance Certificates and Opinions.3

SECTION 1.3.Form of Documents Delivered to Indenture Trustee.3

SECTION 1.4.Acts of Noteholders, etc.4

SECTION 1.5.Notice to Noteholders; Waiver.5

SECTION 1.6.Effect of Headings and Table of Contents.6

SECTION 1.7.Successors and Assigns.6

SECTION 1.8.GOVERNING LAW.6

SECTION 1.9.Legal Holidays.6

SECTION 1.10.Execution in Counterparts.6

SECTION 1.11.Inspection.7

SECTION 1.12.Survival of Representations and Warranties.7

ARTICLE II. THE NOTES7

SECTION 2.1.General Provisions.7

SECTION 2.2.Global Notes.8

SECTION 2.3.Definitive Notes.9

SECTION 2.4.Registration, Transfer and Exchange of Notes.9

SECTION 2.5.Mutilated, Destroyed, Lost and Stolen Notes.14

SECTION 2.6.Payment of Interest and Principal; Rights Preserved.15

SECTION 2.7.Persons Deemed Owners.15

SECTION 2.8.Cancellation.15

SECTION 2.9.Noteholder Lists.16

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SECTION 2.10.Treasury Notes.16

SECTION 2.11.Notice to Depository.16

SECTION 2.12.Confidentiality.16

ARTICLE III. ACCOUNTS; COLLECTION AND APPLICATION OF MONEYS; REPORTS17

SECTION 3.1.Trust Accounts; Investments by Indenture Trustee.17

SECTION 3.2.Establishment and Administration of the Trust Accounts.19

SECTION 3.3.Reserved.23

SECTION 3.4.Distributions.23

SECTION 3.5.Reports to Noteholders.25

SECTION 3.6.Note Balance Write-Down Amounts.27

SECTION 3.7.Withholding Taxes.27

ARTICLE IV. THE TRUST ESTATE27

SECTION 4.1.Acceptance by Indenture Trustee.27

SECTION 4.2.Subsequent Timeshare Loans.28

SECTION 4.3.Criteria for Subsequent Timeshare Loans.29

SECTION 4.4.Grant of Security Interest; Tax Treatment.30

SECTION 4.5.Further Action Evidencing Assignments.30

SECTION 4.6.Substitution and Repurchase of Timeshare Loans.31

SECTION 4.7.Release of Lien.33

SECTION 4.8.Appointment of Custodian and Paying Agent.33

SECTION 4.9.Sale of Timeshare Loans.34

ARTICLE V. SERVICING OF TIMESHARE LOANS34

SECTION 5.1.Appointment of Servicer and Backup Servicer; Servicing Standard.34

SECTION 5.2.Payments on the Timeshare Loans.34

SECTION 5.3.Duties and Responsibilities of the Servicer.35

2

SECTION 5.4.Servicer Events of Default.39

SECTION 5.5.Accountings; Statements and Reports.42

SECTION 5.6.Records.44

SECTION 5.7.Fidelity Bond or Errors and Omissions Insurance.44

SECTION 5.8.Merger or Consolidation of the Servicer.44

SECTION 5.9.Sub-Servicing.45

SECTION 5.10.Servicer Resignation.45

SECTION 5.11.Fees and Expenses.46

SECTION 5.12.Access to Certain Documentation.46

SECTION 5.13.No Offset.46

SECTION 5.14.Account Statements.47

SECTION 5.15.Indemnification; Third Party Claim.47

SECTION 5.16.Backup Servicer.47

SECTION 5.17.Aruba Notices.48

SECTION 5.18.Recordation.48

ARTICLE VI. EVENTS OF DEFAULT; REMEDIES49

SECTION 6.1.Events of Default.49

SECTION 6.2.Acceleration of Maturity; Rescission and Annulment.50

SECTION 6.3.Remedies.52

SECTION 6.4.Indenture Trustee May File Proofs of Claim.53

SECTION 6.5.Indenture Trustee May Enforce Claims Without Possession of Notes.54

SECTION 6.6.Application of Money Collected.54

SECTION 6.7.Limitation on Suits.56

SECTION 6.8.Unconditional Right of Noteholders to Receive Principal and Interest.57

SECTION 6.9.Restoration of Rights and Remedies.57

3

SECTION 6.10.Rights and Remedies Cumulative.58

SECTION 6.11.Delay or Omission Not Waiver.58

SECTION 6.12.Control by Noteholders.58

SECTION 6.13.Waiver of Events of Default.59

SECTION 6.14.Undertaking for Costs.59

SECTION 6.15.Waiver of Stay or Extension Laws.59

SECTION 6.16.Sale of Trust Estate.60

SECTION 6.17.Action on Notes.60

SECTION 6.18.Performance and Enforcement of Certain Obligations.61

ARTICLE VII. THE INDENTURE TRUSTEE61

SECTION 7.1.Certain Duties.61

SECTION 7.2.Notice of Events of Default.63

SECTION 7.3.Certain Matters Affecting the Indenture Trustee.63

SECTION 7.4.Indenture Trustee Not Liable for Notes or Timeshare Loans.64

SECTION 7.5.Indenture Trustee May Own Notes.65

SECTION 7.6.Indenture Trustee’s Fees and Expenses.65

SECTION 7.7.Eligibility Requirements for Indenture Trustee.65

SECTION 7.8.Resignation or Removal of Indenture Trustee.66

SECTION 7.9.Successor Indenture Trustee.66

SECTION 7.10.Merger or Consolidation of Indenture Trustee.68

SECTION 7.11.Appointment of Co-Indenture Trustee or Separate Indenture Trustee.68

SECTION 7.12.Paying Agent and Note Registrar Rights.69

SECTION 7.13.Authorization.69

SECTION 7.14.Maintenance of Office or Agency.70

4

ARTICLE VIII. COVENANTS OF THE ISSUER70

SECTION 8.1.Payment of Principal, Interest and Other Amounts.70

SECTION 8.2.Eligible Timeshare Loans.70

SECTION 8.3.Money for Payments to Noteholders to Be Held in Trust.70

SECTION 8.4.Existence; Merger; Consolidation, etc.72

SECTION 8.5.Protection of Trust Estate; Further Assurances.72

SECTION 8.6.Additional Covenants.74

SECTION 8.7.Restricted Payments.76

SECTION 8.8.Further Instruments and Acts.76

ARTICLE IX. SUPPLEMENTAL INDENTURES76

SECTION 9.1.Supplemental Indentures.76

SECTION 9.2.Supplemental Indentures with Consent of Noteholders.77

SECTION 9.3.Execution of Supplemental Indentures.78

SECTION 9.4.Effect of Supplemental Indentures.78

SECTION 9.5.Reference in Notes to Supplemental Indentures.78

ARTICLE X. REDEMPTION OF NOTES79

SECTION 10.1.Optional Redemption; Election to Redeem.79

SECTION 10.2.Notice to Indenture Trustee.79

SECTION 10.3.Notice of Redemption by the Servicer.79

SECTION 10.4.Deposit of Redemption Price.79

SECTION 10.5.Notes Payable on Redemption Date.79

ARTICLE XI. SATISFACTION AND DISCHARGE80

SECTION 11.1.Satisfaction and Discharge of Indenture.80

SECTION 11.2.Application of Trust Money; Repayment of Money Held by Paying Agent.81

SECTION 11.3.Trust Termination Date.81

5

ARTICLE XII. REPRESENTATIONS AND WARRANTIES AND COVENANTS81

SECTION 12.1.Representations and Warranties of the Issuer.81

SECTION 12.2.Representations and Warranties of the Servicer.85

SECTION 12.3.Representations and Warranties of the Indenture Trustee.88

SECTION 12.4. Multiple Roles..........................................................................................................89

SECTION 12.5. [Reserved]..............................................................................................................89

SECTION 12.6.Covenants of the Club Trustee.89

SECTION 12.7.Representations and Warranties of the Backup Servicer.91

ARTICLE XIII. MISCELLANEOUS94

SECTION 13.1.Officer’s Certificate and Opinion of Counsel as to Conditions Precedent.94

SECTION 13.2.Statements Required in Certificate or Opinion.94

SECTION 13.3.Notices.95

SECTION 13.4.No Proceedings.97

SECTION 13.5.Limitation of Liability of Owner Trustee.97

Exhibit AForm of Notes

Exhibit BForm of Investor Representation Letter

Exhibit CForm of Transfer Certificate For Rule 144A Global Notes to Regulation S Global Notes During The Restricted Period

Exhibit DForm of Transfer Certificate For Rule 144A Global Notes to Regulation S Global Notes After Restricted Period

Exhibit EForm of Transfer Certificate For Regulation S Global Notes To 144A Global Notes During Restricted Period

Exhibit FForm of Transfer Certificate For Regulation S Global Notes During Restricted Period

Exhibit GCredit Policy

Exhibit HForm of Monthly Servicer Report

6

Exhibit IServicing Officer’s Certificate

Exhibit JForm of Investor Certification

Exhibit KForm of ROAP Waiver Letter

Exhibit LForm of Aruba Notice

Exhibit M[Reserved]

Exhibit NForm of Subsequent Transfer Notice

Exhibit OCollection Policy

Annex Standard Definitions

Schedule ISchedule of Timeshare Loans

7

INDENTURE

This INDENTURE, dated as of June 6, 2017 (this “Indenture”), is among BXG RECEIVABLES NOTE TRUST 2017-A, a statutory trust formed under the laws of the State of Delaware, as issuer (the “Issuer”), BLUEGREEN CORPORATION (“Bluegreen”), a Florida corporation, in its capacity as servicer (the “Servicer”), VACATION TRUST, INC., a Florida corporation, as trustee under the Club Trust Agreement (the “Club Trustee”), CONCORD SERVICING CORPORATION, an Arizona corporation, as backup servicer (the “Backup Servicer”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as indenture trustee (the “Indenture Trustee”), in its capacity as paying agent (the “Paying Agent”) and in its capacity as custodian (the “Custodian”).

RECITALS OF THE ISSUER

WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its $88,775,000 2.95% Timeshare Loan-Backed Notes, Series 2017-A, Class A (the “Class A Notes”) and $31,415,000 3.59% Timeshare Loan-Backed Notes, Series 2017-A, Class B (the “Class B Notes” and together with the Class A Notes, the “Notes”);

WHEREAS, all things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder, the valid non-recourse obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done;

WHEREAS, the Servicer has agreed to service and administer the Timeshare Loans securing the Notes and the Backup Servicer has agreed to, among other things, service and administer the Timeshare Loans if the Servicer shall no longer be the Servicer hereunder;

WHEREAS, the Club Trustee is a limited purpose entity which, on behalf of Beneficiaries of the Club, holds title to the Timeshare Properties related to the Club Loans.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of the Noteholders, as follows:

GRANTING CLAUSE

To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Indenture and the performance of the covenants contained in this Indenture, the Issuer hereby Grants to the Indenture Trustee, for the benefit of the Noteholders, all of the Issuer’s right, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from, (i) the Initial Timeshare Loans specified on Schedule I hereto, (ii) any Subsequent Timeshare Loans, (iii) any Qualified Substitute Timeshare Loans, (iv) the Receivables in respect of each Timeshare Loan due after the related Cut-Off Date, (v) the related

Timeshare Loan Documents (excluding any rights as developer or declarant under the Timeshare Declaration, the Timeshare Program Consumer Documents or the Timeshare Program Governing Documents), (vi) all Related Security in respect of each Timeshare Loan, (vii) all rights and remedies under the Transfer Agreement, the Bluegreen Purchase Agreement, the Sale Agreement, the Backup Servicing Agreement, the Lockbox Agreement, the Administration Agreement, the Remarketing Agreement and the Custodial Agreement, (viii) all amounts properly deposited into the Lockbox Account (after the related Cut-Off Date), the Collection Account, the General Reserve Account, the Prefunding Account, the Capitalized Interest Account and the Force Majeure Loan Reserve Account, and (ix) proceeds of the foregoing (including, without limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds (as applicable), condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (collectively, the “Trust Estate”).  Notwithstanding the foregoing, the Trust Estate shall not include (i) any Timeshare Loan released from the Lien of this Indenture in accordance with the terms hereof and any Related Security, Timeshare Loan Documents, income or proceeds related to such released Timeshare Loan, (ii) any amount distributed pursuant to Section 3.4 or Section 6.6 hereof or (iii) any Misdirected Deposits.

Such Grant is made in trust to secure (i) the payment of all amounts due on the Notes in accordance with their terms, equally and ratably except as otherwise may be provided in this Indenture, without prejudice, priority, or distinction between any Note of a Class and any other Note of the same Class by reason of differences in time of issuance or otherwise, and (ii) the payment of all other sums payable under the Notes and this Indenture.

The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders may be adequately and effectively protected as hereinafter provided.

The Custodian shall hold the Timeshare Loan Files in trust, for the use and benefit of the Issuer and all present and future Noteholders, and shall retain possession thereof.  The Custodian further agrees and acknowledges that each other item making up the Trust Estate that is physically delivered to the Custodian will be held by the Custodian in the State of Minnesota or in any other location acceptable to the Indenture Trustee and the Servicer.

The Indenture Trustee further acknowledges that in the event that a court of competent jurisdiction were to hold that the conveyance of the Timeshare Loans by the Depositor to the Issuer pursuant to the Sale Agreement constitutes a loan and not a sale as it is intended by all the parties hereto, the Custodian will be holding each of the Timeshare Loans as bailee of the Issuer; provided,  however, that with respect to the Timeshare Loans, the Custodian will not act at the direction of the Issuer without the written consent of the Indenture Trustee.

ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 1.1. General Definitions and Usage of Terms.
(a) In addition to the terms defined elsewhere in this Indenture, capitalized terms shall have the meanings given them in the Standard Definitions attached hereto as Annex A.

(b) With respect to all terms in this Indenture, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Indenture; references to Persons include their successors and assigns; and the term “including” means “including without limitation”.

SECTION 1.2. Compliance Certificates and Opinions.

Upon any written application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, other than any request that (a) the Indenture Trustee authenticate the Notes specified in such request, (b) the Indenture Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request or (c) the Indenture Trustee pay moneys due and payable to the Issuer hereunder to the Issuer’s assignee specified in such request, the Indenture Trustee shall require the Issuer to furnish to the Indenture Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of this Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

SECTION 1.3. Form of Documents Delivered to Indenture Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Issuer delivered to the Indenture Trustee may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows that such Opinion of Counsel with respect to the matters upon which his/her certificate or opinion is based is erroneous.  Any such Officer’s Certificate or opinion and any

Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer as to such factual matters unless such officer or counsel knows that the certificate or opinion or representations with respect to such matters is erroneous.  Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel’s opinion and shall include a statement to the effect that such other counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report.  The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.1(b) hereof.

Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default, Event of Default or Servicer Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have Knowledge of the occurrence and continuation of such event.  For all purposes of this Indenture, the Indenture Trustee shall not be deemed to have Knowledge of any Default, Event of Default or Servicer Event of Default nor shall the Indenture Trustee have any duty to monitor or investigate to determine whether a default has occurred (other than an Event of Default of the kind described in Section 6.1(a) hereof) or Servicer Event of Default has occurred unless a Responsible Officer of the Indenture Trustee shall have Knowledge thereof or shall have been notified in writing thereof by the Issuer, the Servicer or any secured party.

SECTION 1.4. Acts of Noteholders, etc.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.4.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

(c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

(d) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Indenture Trustee hereunder as the special attorney‑in‑fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder for the benefit of such Noteholder; provided, that nothing contained in this Section 1.4(d) shall be deemed to confer upon the Indenture Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.

SECTION 1.5. Notice to Noteholders; Waiver.

(a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, via first class mail, or sent by private courier or confirmable electronic means to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report.  In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders.  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

(b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.5(a) hereof, of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.6. Effect of Headings and Table of Contents.

The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.7. Successors and Assigns.

All covenants and agreements in this Indenture by each of the parties hereto shall bind its respective successors and permitted assigns, whether so expressed or not.

SECTION 1.8. GOVERNING LAW.

THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.  UNLESS MADE APPLICABLE IN A SUPPLEMENT HERETO, THIS INDENTURE IS NOT SUBJECT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED, AND SHALL NOT BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

SECTION 1.9. Legal Holidays.

In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity or other date on which principal of or interest on any Note is proposed to be paid; provided, that no penalty interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.

SECTION 1.10. Execution in Counterparts.

This Indenture may be executed in separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.  Delivery of an executed counterpart of this Indenture by facsimile or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.

SECTION 1.11. Inspection.

The Issuer agrees that, on ten Business Days’ prior notice (or, one Business Day’s prior notice after the occurrence and during the continuance of an Event of Default or a Servicer Event of Default), it will permit the representatives of the Indenture Trustee or any Noteholder, during the Issuer’s normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer, to make copies thereof and extracts therefrom, and to discuss its affairs, finances and accounts with its designated officers, employees and independent accountants in the presence of such designated officers and employees (and by this provision the Issuer hereby authorizes its independent accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Issuer or the performance of and compliance with the covenants and undertakings of the Issuer and the Servicer in this Indenture or any of the other documents referred to herein or therein.  Any reasonable expense incident to the exercise by the Indenture Trustee at any time or any Noteholder during the continuance of any Default or Event of Default, of any right under this Section 1.11 shall be borne by the Issuer and distributed in accordance with Section 3.4 or Section 6.6 hereof, as applicable.  Nothing contained herein shall be construed as a duty of the Indenture Trustee to perform such inspection.

SECTION 1.12. Survival of Representations and Warranties.

The representations, warranties and certifications of the Issuer made in this Indenture or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

ARTICLE II. THE NOTES
SECTION 2.1. General Provisions.

(a) Form of Notes.  The Notes shall be designated as the “BXG Receivables Note Trust 2017-A, Timeshare Loan-Backed Notes, Series 2017-A”.  The Notes, together with their certificates of authentication, shall be in substantially the form set forth in Exhibit A attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or are permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may consistently herewith, be determined by the officer executing such Notes, as evidenced by such officer’s execution of such Notes.

(b) Denominations.  The Outstanding Note Balance of the Class A Notes and the Class B Notes which may be authenticated and delivered under this Indenture is limited to $88,775,000 and $31,415,000 respectively.  The Notes shall be issuable only as registered Notes, without interest coupons, in the denominations of at least $50,000 and in integral multiples of $1,000; provided,  however, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.4 hereof of any Note with a remaining Outstanding Note Balance of less than $50,000.

(c) Execution, Authentication, Delivery and Dating.  The Notes shall be manually executed by an Authorized Officer of the Owner Trustee on behalf of the Issuer.  Any Note bearing the signature of an individual who was at the time of execution thereof an Authorized Officer of the Owner Trustee on behalf of the Issuer shall bind the Issuer, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form set forth in Exhibit A hereto, executed by the Indenture Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.  Each Note shall be dated the date of its authentication.  The Notes may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication together with an Issuer Order to the Indenture Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Indenture Trustee in accordance with such Issuer Order.

SECTION 2.2. Global Notes.

Each of the Notes, upon original issuance, shall be issued in the form of one or more book-entry global certificates (the “Global Notes” and each, a “Global Note”) to be deposited with the Indenture Trustee as custodian for The Depository Trust Company, the initial Depository, by or on behalf of the Issuer.  The Notes sold to non-U.S. persons (as defined in Regulation S) in offshore transactions in reliance on Regulation S will be represented by one or more temporary Global Notes (each, a “Temporary Regulation S Global Notes”).  Upon the expiration of the Restricted Period, interests in a Temporary Regulation S Global Note will be exchangeable for interests in permanent Global Notes of the same Class (together with a Temporary Regulation S Global Note, a “Regulation S Global Note”).  The Notes sold to U.S. Persons which are Qualified Institutional Buyers or, with respect to the Closing Date, Institutional Accredited Investors, will be represented by one or more temporary Global Notes (each, a “Rule 144A Global Note”).  All Global Notes shall be initially registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, and no Note Owner will receive a definitive note (a “Definitive Note”) representing such Note Owner’s interest in the related Class of Notes, except as provided in Section 2.3 hereof.  Unless and until Definitive Notes have been issued in respect of a Class of Notes pursuant to Section 2.3 hereof:

(a) the provisions of this Section 2.2 shall be in full force and effect with respect to such Class of Notes;

(b) the Issuer, the Servicer and the Indenture Trustee may deal with the Depository and the Depository Participants for all purposes with respect to such Notes (including the making of distributions on such Notes) as the authorized representatives of the respective Note Owners;

(c) to the extent that the provisions of this Section 2.2 conflict with any other provisions of this Indenture, the provisions of this Section 2.2 shall control; and

(d) the rights of the respective Note Owners of a Class of Notes shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the respective Note Owners and the Depository and/or the Depository Participants.  Pursuant to the Depository Agreement, unless and until Definitive Notes are issued in respect of the Notes pursuant to Section 2.3 hereof, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal of, and interest on, the Notes to the Depository Participants.

SECTION 2.3. Definitive Notes.

If (a) the Issuer advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository with respect to the Global Notes and the Indenture Trustee or the Issuer is unable to locate a qualified successor, (b) the Issuer, at its sole option, elects to terminate the book-entry system through the Depository with respect to any or all Classes of Notes or (c) after the occurrence of an Event of Default, Note Owners (other than Bluegreen or an Affiliate thereof) evidencing not less than 66-2/3% of the then Adjusted Note Balance of such Class of Global Notes, advise the Indenture Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system with respect to such Class of Global Notes, through the Depository is no longer in the best interest of such Note Owners, the Indenture Trustee shall use its best efforts to notify all affected Note Owners through the Depository of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners.  Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Notes, the Issuer, the Indenture Trustee, the Note Registrar and the Servicer shall recognize holders of Definitive Notes as Noteholders hereunder.  Upon the issuance of Definitive Notes, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes.

SECTION 2.4. Registration, Transfer and Exchange of Notes.

(a) The Issuer shall cause to be kept at the Corporate Trust Office a register (the “Note Register”) for the registration, transfer and exchange of Notes.  The Indenture Trustee is hereby appointed “Note Registrar” for purposes of registering Notes and transfers of Notes as herein provided.  The names and addresses of all Noteholders and the names and addresses of the transferees of any Notes shall be registered in the Note Register; provided,  however, in no event shall the Note Registrar be required to maintain in the Note Register the names of the individual participants holding Notes through the Depository.  The Person in whose name any Note is so registered shall be deemed and treated as the sole owner and Noteholder thereof for all purposes of this Indenture and the Note Registrar, the Issuer, the Indenture Trustee, the Servicer and any agent of any of them shall not be affected by any notice or knowledge to the contrary.  A Definitive Note is transferable or exchangeable only upon the surrender of such Note to the Note Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Noteholder or his duly authorized attorney), subject to the applicable requirements of this Section 2.4. Upon request of the Issuer, the Indenture Trustee or the Servicer, the Note Registrar shall provide the Issuer, the Indenture Trustee or the Servicer, as applicable, with the names and addresses of the Noteholders.  The Notes are intended to be obligations in registered form for purposes of Section 163(f), Section 871(h)(2) and Section 881(c)(2) of the Code.

(b) Upon surrender for registration of transfer of any Definitive Note, subject to the applicable requirements of this Section 2.4, the Issuer shall execute and the Indenture Trustee shall duly authenticate in the name of the designated transferee or transferees, one or more Notes in denominations of a like aggregate denomination as the Definitive Note being surrendered.  Each Note surrendered for registration of transfer shall be canceled and consequently destroyed by the Note Registrar.  Each new Note issued pursuant to this Section 2.4 shall be registered in the name of any Person and in the form of Definitive Notes in one of the appropriate forms as the transferring Noteholder may request, subject to the applicable provisions of this Section 2.4.  All Notes issued upon any registration of transfer or exchange of Notes shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

(c) The issuance of the Notes will not be registered or qualified under the Securities Act or the securities laws of any state.  No resale or transfer of any Note or any interest therein may be made unless such resale or transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because such transfer satisfies one of the following: (i) such resale or transfer is in compliance with Rule 144A under the Securities Act to a person who the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such resale or transfer is being made in reliance upon Rule 144A under the Securities Act (or, on the Closing Date, Institutional Accredited Investors) as certified by such transferee (other than the Initial Purchasers and their respective initial transferees) in a letter in the form of Exhibit B  hereto; (ii) such resale or transfer is in compliance with Regulation S under the Securities Act as certified by such transferee (other than the Initial Purchasers and their respective initial transferees) in a letter in the form of Exhibit B hereto; or (iii) after the appropriate holding period, such resale or transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case, in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction.  Each transferee and each subsequent transferee will be required to notify any subsequent purchaser of such Notes from it of the resale restrictions described herein.  None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration.

(d) In addition to the applicable provisions of this Section 2.4 and the rules of the Depository, the exchange, transfer and registration of transfer of Global Notes or interests therein shall only be made in accordance with this Section 2.4(d).

(i) Rule 144A Global Note to Temporary Regulation S Global Note During the Restricted Period.    If, during the Restricted Period, a Note Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Temporary Regulation S Global Note, such Note Owner may, in addition to complying with all applicable rules and procedures of the Depository and Clearstream or Euroclear applicable to transfers by their respective participants (the “Applicable Procedures”), transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Temporary Regulation S Global Note only upon compliance with the provisions of this Section 2.4(d)(i). Upon receipt by the Note Registrar at its Corporate Trust Office of (A) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in the Temporary Regulation S Global Note in an amount equal to the denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant to be credited with, and the account of the Depository Participant to be debited for, such beneficial interest, and (C) a certification in the form of Exhibit C hereto given by the Note Owner that is transferring such interest, the Note Registrar shall instruct the Depository, to reduce the denomination of the Rule 144A Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Temporary Regulation S Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.

(ii) Rule 144A Global Note to Regulation S Global Note After the Restricted Period.    If, after the Restricted Period, a Note Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such Note Owner may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in a Regulation S Global Note only upon compliance with the provisions of this Section 2.4(d)(ii). Upon receipt by the Note Registrar at its Corporate Trust Office of (A) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in the Regulation S Global Note in an amount equal to the denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant (and, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Depository Participant to be debited for, such beneficial interest, and (C) a certification in the form of Exhibit D hereto given by the Note Owner that is transferring such interest, the Note Registrar shall instruct the Depository, to reduce the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Regulation S Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.

(iii) Regulation S Global Note to Rule 144A Global Note.    If the Note Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in a Rule 144A Global Note only upon compliance with the provisions of this Section 2.4(d)(iii). Upon receipt by the Note Registrar at its Corporate Trust Office of (A) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in the Rule 144A Global Note in an amount equal to the denomination of the beneficial interest in the Regulation S Global Note to be transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant to be credited with, and the account of the Depository Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for such beneficial interest, and (C) with respect to a transfer of a beneficial interest in the Regulation S Global Note for a beneficial interest in the related Rule 144A Global Note (x) during the Restricted Period, a certification in the form of Exhibit E hereto given by the Note Owner, or (y) after the Restricted Period, an Investment Representation Letter in the form of Exhibit B hereto from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Note Registrar shall instruct the Depository to reduce the denomination of the Regulation S Global Note by the denomination of the beneficial interest in the Regulation S Global Note to be transferred, and, concurrently with such reduction, to increase the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Regulation S Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Rule 144A Global Note having a denomination equal to the amount by which the denomination of the Regulation S Global Note was reduced upon such transfer.

(iv) Transfers Within Regulation S Global Notes During Restricted Period.    If, during the Restricted Period, the Note Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Note to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note, such Note Owner may transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Global Note only upon compliance with the provisions of this Section 2.4(d)(iv) and all Applicable Procedures.  Upon receipt by the Note Registrar at its Corporate Trust Office of (A) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in such Regulation S Global Note in an amount equal to the denomination of the beneficial interest to be transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant to be credited with, and the account of the Depository Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (C) a certification in the form of Exhibit F hereto given by the transferee, the Note Registrar shall instruct the Depository to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount specified in such instructions by which the account to be debited was reduced upon such transfer.

(e) No resale or other transfer of any Note or any interest therein may be made to any purchaser or transferee unless (i) such purchaser or transferee is not, and will not acquire such Note or any interest therein on behalf of or with the assets of, any Benefit Plan or (ii) no “prohibited transaction” under ERISA or Section 4975 of the Code that is not subject to a statutory, regulatory or administrative exemption and no violation of any substantially similar provision of federal, state or local law will occur in connection with purchaser's or such transferee's acquisition, holding or disposition of such Note or any interest therein.  In addition, neither the Notes nor any interest therein may be purchased by or transferred to any Benefit Plan or person acting on behalf of or with assets of any Benefit Plan unless it represents that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Issuer, the Depositor, the Originators, the Servicer, the Indenture Trustee, the Owner Trustee, the Administrator, the Paying Agent, the Custodian, the Backup Servicer, the Lockbox Bank or the Initial Purchasers, or by any Affiliate of any such Person.

(f) No fee or service charge shall be imposed by the Note Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 2.4.  The Note Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

(g) None of the Issuer, the Indenture Trustee, the Servicer or the Note Registrar is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of such Notes without registration or qualification.  Any such Noteholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuer, the Indenture Trustee, the Servicer and the Note Registrar against any loss, liability or expense that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(h) The Servicer agrees to cause the Issuer, and the Issuer agrees to provide to the Indenture Trustee such information as required under Rule 144A(d)(4) under the Securities Act so as to allow resales of Notes to Qualified Institutional Buyers in accordance herewith.

(i) The Notes represent the sole obligation of the Issuer payable from the Trust Estate and do not represent the obligations of the Originators, the Servicer, the Depositor, the Backup Servicer, the Owner Trustee, the Indenture Trustee, the Administrator or the Custodian.

(j) The Issuer may not, at any time, own any Class of Notes.

(k) Each Note Owner, by its acceptance of its beneficial interest in a Note, will be deemed to have acknowledged, represented to and agreed with the Issuer and the Initial Purchasers, each of the statements set forth in items 1 through 11 of Exhibit B hereto.

SECTION 2.5. Mutilated, Destroyed, Lost and Stolen Notes.

(a) If any mutilated Note is surrendered to the Indenture Trustee, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

(b) If there shall be delivered to the Issuer and the Indenture Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless then, in the absence of actual notice to the Issuer or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

(c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Issuer, in its discretion, may, instead of issuing a replacement Note, pay such Note.

(d) Upon the issuance of any replacement Note under this Section 2.5, the Issuer or the Indenture Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

(e) Every replacement Note issued pursuant to this Section 2.5 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(f) The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.6. Payment of Interest and Principal; Rights Preserved.

(a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by or on behalf of the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by check mailed to the address specified in the Note Register, or if a Noteholder has provided wire transfer instructions to the Indenture Trustee at least five Business Days prior to the applicable Payment Date, upon the request of a Noteholder, by wire transfer of federal funds to the account and number specified in the Note Register, in each case on such Record Date for such Person (which shall be, as to each original purchaser of the Notes, the account and number specified by such purchaser to the Indenture Trustee in writing, or, if no such account or number is so specified, then by check mailed to such Person’s address as it appears in the Note Register on such Record Date).

(b) All reductions in the principal amount of a Note effected by payments of principal made on any Payment Date shall be binding upon all Noteholders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.  All payments on the Notes shall be paid without any requirement of presentment, but each Noteholder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office within 30 days after receipt of the final principal payment of such Note.  Payment at or following the Stated Maturity of any Definitive Note, however, will be made only upon presentation and surrender of such Definitive Note at the office or agency specified in the notice of final payment mailed to the Noteholders, including the office of any paying agent specified in such notice.

(c) All outstanding principal of each Note (unless sooner paid) will be due and payable on the Stated Maturity of such Note.
SECTION 2.7. Persons Deemed Owners.

Prior to due presentment of a Note for registration of transfer, the Issuer, the Indenture Trustee, and any agent of the Issuer or the Indenture Trustee may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not payment on such Note is overdue, and neither the Issuer, the Indenture Trustee, nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

SECTION 2.8. Cancellation.

All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it.  The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee.  No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.8, except as expressly permitted by this Indenture.  All canceled Notes held by the Indenture Trustee may be disposed of in the normal course of its business or as directed by an Issuer Order.

SECTION 2.9. Noteholder Lists.

The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Noteholders.  In the event the Indenture Trustee no longer serves as the Note Registrar, the Issuer (or any other obligor upon the Notes) shall furnish to the Indenture Trustee at least five Business Days before each Payment Date (and in all events in intervals of not more than six months) and at such other times as the Indenture Trustee may request in writing a list in such form and as of such date as the Indenture Trustee may reasonably require of the names and addresses of the Noteholders.

SECTION 2.10. Treasury Notes.

In determining whether the Noteholders of the required Outstanding Note Balance  or the Adjusted Note Balance of the Notes have concurred in any direction, waiver or consent, Notes held or redeemed by the Issuer or any other obligor in respect of the Notes or held by an Affiliate of the Issuer or such other obligor shall be considered as though not Outstanding, except that for the purposes of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer of the Indenture Trustee knows are so owned shall be so disregarded.

SECTION 2.11. Notice to Depository.

Whenever notice or other communication to the holders of Global Notes is required under this Indenture, unless and until Definitive Notes have been issued to the related Note Owners pursuant to Section 2.3 hereof, the Indenture Trustee shall give all such notices and communications specified herein to be given to such Note Owners to the Depository.

SECTION 2.12. Confidentiality.

Each Noteholder, by acceptance of a Note, agrees and covenants that it shall hold in confidence all Confidential Information;  provided,  however, that any Noteholder may deliver or disclose Confidential Information to (i) its directors, officers, trustees, managers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the investment represented by the Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential such information substantially in accordance with the terms of this Section 2.12, (iii) any other Noteholder, (iv) any institutional investor to which such Noteholder sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such confidential information to be bound by the provisions of this Section 2.12), (v) any federal or state regulatory authority having jurisdiction over such Noteholder, (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agencies that requires access to information about such Noteholder’s investment portfolio, (vii) the Rating Agencies or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Noteholder, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Noteholder is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Noteholder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Notes and the Transaction Documents.

ARTICLE III. ACCOUNTS; COLLECTION AND APPLICATION OF MONEYS; REPORTS
SECTION 3.1. Trust Accounts; Investments by Indenture Trustee.

(a) On or before the Closing Date, the Paying Agent on behalf of the Indenture Trustee shall establish in the name of the Indenture Trustee for the benefit of the Noteholders or, in the case of the Lockbox Account, in the name of the Issuer, as provided in this Indenture, the Trust Accounts, which accounts shall be Eligible Bank Accounts.

Subject to the further provisions of this Section 3.1(a), the Indenture Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such Trust Accounts all amounts and Eligible Investments received by it which are required to be deposited therein in accordance with the provisions of this Indenture.  All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Indenture Trustee in such accounts as part of the Trust Estate as herein provided, subject to withdrawal by the Indenture Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.

(b) The Indenture Trustee shall assume that any amount remitted to it in respect of the Trust Estate is to be deposited into the Collection Account pursuant to Section 3.2(a) hereof unless a Responsible Officer of the Indenture Trustee receives written instructions from the Servicer to the contrary.

(c) None of the parties hereto shall have any right of set-off with respect to any Trust Account or any investment therein.

(d) So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in any Trust Account (other than the Lockbox Account) shall be invested and reinvested by the Indenture Trustee pursuant to an Issuer Order in one or more Eligible Investments.  Subject to the restrictions on the maturity of investments set forth in Section 3.1(f) hereof, each such Issuer Order may authorize the Indenture Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, in each case, in such amounts as such Issuer Order may specify.  Until an Issuer Order to the contrary is delivered, the Indenture Trustee shall make the Eligible Investments set forth in Exhibit A to the Administration Agreement.

(e) In the event that either (i) the Issuer shall have failed to give investment directions to the Indenture Trustee by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Indenture Trustee shall promptly invest and reinvest the funds then in the designated Trust Account to the fullest extent practicable in those obligations or securities described in clause (e) of the definition of “Eligible Investments”.  All investments made by the Indenture Trustee shall mature no later than the maturity date therefor permitted by Section 3.1(f) hereof.

(f) No investment of any amount held in any Trust Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment.  All income or other gains (net of losses) from the investment of moneys deposited in any Trust Account shall be deposited by the Indenture Trustee in such account promptly upon receipt.

(g) Subject to Section 3.1(d) hereof, any investment of any funds in any Trust Account shall be made under the following terms and conditions:

(i) each such investment shall be made or transferred in the name of the Indenture Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Trust Estate; and

(ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee, and the Indenture Trustee shall have sole possession of such instrument, and all income on such investment.

(h) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account resulting from losses on investments made or transferred in accordance with the provisions of this Section 3.1 including, but not limited to, losses resulting from the sale or depreciation in the market value of such investments (but the institution serving as Indenture Trustee shall at all times remain liable for its own obligations, if any, constituting part of such investments).  The Indenture Trustee shall not be liable for any investment or liquidation of an investment made by it in accordance with this Section 3.1 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.

(i)If at any time a Trust Account shall cease to be an Eligible Bank Account, the Paying Agent on behalf of the Indenture Trustee shall, within 30 days, establish a new Trust Account that is an Eligible Bank Account.  The 30-day period may be extended an additional 30 days if the Indenture Trustee provides to each Rating Agency an action plan prior to expiration of the entire 30-day period.

(j)The parties agree that each Trust Account (other than the Lockbox Account) is a “securities account” within the meaning of Article 8 of the UCC and that all property (including without limitation all uninvested funds, securities and other investment property) at any time deposited or carried in or credited to the Trust Accounts (other than the Lockbox Account) shall be treated as “financial assets” within the meaning of Article 8 of the UCC.  The parties agree that (i) U.S. Bank National Association shall be acting as “securities intermediary” within the meaning of Article 8 of the UCC and will at all times act in such capacity with respect to the Trust Accounts and (ii) the Indenture Trustee is the entitlement holder of the Trust Accounts (other than the Lockbox Account).  The parties agree that U.S. Bank National Association as “securities intermediary” shall follow all “entitlement orders” (as such term is defined in Article 8 of the UCC) originated by the Indenture Trustee with respect to the Trust Accounts (other than the Lockbox Account) and all financial assets deposited or carried in or credited to any Trust Account (other than the Lockbox Account).  The parties agree that the “securities intermediary’s jurisdiction”, within the meaning of Section 8-110 of the UCC with respect to security entitlements to financial assets credited to the Trust Accounts (other than the Lockbox Account) shall be the State of New York.

SECTION 3.2. Establishment and Administration of the Trust Accounts.

(a) Collection Account.  The Issuer hereby directs and the Paying Agent on behalf of the Indenture Trustee hereby agrees to cause to be established and maintained an account (the “Collection Account”) for the benefit of the Noteholders.  The Collection Account shall be an Eligible Bank Account initially established at the corporate trust department of the Indenture Trustee, bearing the following designation “BXG Receivables Note Trust 2017-A, Timeshare Loan-Backed Notes, Series 2017-A — Collection Account, U.S. Bank National Association, as Indenture Trustee for the benefit of the Noteholders”.  The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof.  The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate.  If, at any time, the Collection Account ceases to be an Eligible Bank Account, the Indenture Trustee shall, in accordance with Section 3.1(i) hereof, establish a new Collection Account (which if not maintained by the Paying Agent on behalf of the Indenture Trustee is subject to an account control agreement satisfactory to the Indenture Trustee) which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Collection Account, and from the date such new Collection Account is established, it shall be the “Collection Account”.  The Indenture Trustee agrees to promptly deposit any amounts received by it into the Collection Account.  Amounts on deposit in the Collection Account shall be invested in accordance with Section 3.1 hereof.  Withdrawals and payments from the Collection Account will be made on each Payment Date as provided in Section 3.4 or Section 6.6 hereof, as applicable.  The Indenture Trustee, at the written direction of the Servicer, shall withdraw (no more than once per calendar week) from the Collection Account and return to the Servicer or as directed by the Servicer, any amounts which (i) were mistakenly deposited in the Collection Account, including, without limitation, amounts representing Misdirected Deposits or (ii) represent Additional Servicing Compensation.   The Indenture Trustee may conclusively rely on such written direction.

(b) General Reserve Account.  The Issuer hereby directs and the Paying Agent on behalf of the Indenture Trustee hereby agrees to cause to be established and maintained an account (the “General Reserve Account”) for the benefit of the Noteholders.  On the Closing Date, the Indenture Trustee shall deposit, from the proceeds from the sale of the Notes, an amount equal to the General Reserve Account Initial Deposit.  The General Reserve Account shall be an Eligible Bank Account initially established at the corporate trust department of the Indenture Trustee, bearing the following designation “BXG Receivables Note Trust 2017-A,

Timeshare Loan-Backed Notes, Series 2017-A — General Reserve Account, U.S. Bank National Association, as Indenture Trustee for the benefit of the Noteholders”.  The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the General Reserve Account and in all proceeds thereof.  The General Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate.  If, at any time, the General Reserve Account ceases to be an Eligible Bank Account, the Paying Agent on behalf of the Indenture Trustee shall, in accordance with Section 3.1(i) hereof, establish a new General Reserve Account (which if not maintained by the Paying Agent on behalf of the Indenture Trustee is subject to an account control agreement satisfactory to the Indenture Trustee) which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new General Reserve Account and from the date such new General Reserve Account is established, it shall be the “General Reserve Account”.  Amounts on deposit in the General Reserve Account shall be invested in accordance with Section 3.1 hereof.  Deposits to the General Reserve Account shall be made in accordance with Section 3.4 hereof.  Withdrawals and payments from the General Reserve Account shall be made in the following manner:

(i) Withdrawals.  Subject to Sections 3.2(b)(ii) and (iii) hereof, if on any Payment Date, Available Funds (without giving effect to any deposit from the General Reserve Account) would be insufficient to pay any portion of the Required Payments on such Payment Date, the Indenture Trustee shall, solely based on the Monthly Servicer Report, withdraw from the General Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the General Reserve Account and deposit such amount into the Collection Account.

(ii) Trigger Event or Sequential Pay Event.  Upon the occurrence of a Trigger Event or Sequential Pay Event, the Indenture Trustee shall withdraw all amounts on deposit in the General Reserve Account and shall deposit such amounts into the Collection Account for distribution in accordance with Section 3.4 or Section 6.6 hereof, as applicable.

(iii) Stated Maturity or Payment in Full.  On the earlier to occur of the Stated Maturity and the Payment Date on which the Outstanding Note Balance of all Classes of Notes will be reduced to zero, the Indenture Trustee shall withdraw all amounts on deposit in the General Reserve Account and shall deposit such amounts into the Collection Account for distribution in accordance with Section 3.4 or Section 6.6 hereof, as applicable.

(iv) Amounts in Excess of General Reserve Account Required Balance.   If amounts on deposit in the General Reserve Account are greater than the General Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Indenture Trustee shall, based on the Monthly Servicer Report, withdraw funds in excess of the General Reserve Account Required Balance from the General Reserve Account and disburse such amounts to the Certificate Distribution Account to be distributed in accordance with the Trust Agreement.

(c) Prefunding Account.  The Issuer hereby directs and the Indenture Trustee and Paying Agent hereby agree that the Paying Agent on behalf of the Indenture Trustee will establish and maintain an account (the “Prefunding Account”) for the benefit of the Noteholders.  On the Closing Date, the Issuer shall cause the Indenture Trustee to deposit into the Prefunding Account an amount equal to the Prefunding Amount Initial Deposit.  The Prefunding Account shall be an Eligible Bank Account initially established at the corporate trust department of the Indenture Trustee, bearing the following designation “BXG Receivables Note Trust 2017-A, Timeshare Loan-Backed Notes, Series 2017-A — Prefunding Account, U.S. Bank National Association, as Indenture Trustee for the benefit of the Noteholders”.  The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Prefunding Account and in all proceeds thereof.  The Prefunding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate.  If, at any time, the Prefunding Account ceases to be an Eligible Bank Account, the Paying Agent on behalf of the Indenture Trustee shall, in accordance with Section 3.1(i) hereof, establish a new Prefunding Account (which if not maintained by the Indenture Trustee is subject to an account control agreement satisfactory to the Indenture Trustee) which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Prefunding Account and from the date such new Prefunding Account is established, it shall be the “Prefunding Account”.  Amounts on deposit in the Prefunding Account shall be invested in accordance with Section 3.1 hereof.  Withdrawals and payments from the Prefunding Account shall be made in the following manner:

(i) Prefunding Period. At or before 9:00 A.M. New York City time, on each Transfer Date for a transfer of Subsequent Timeshare Loans, (x) the Depositor shall instruct the Indenture Trustee in writing to withdraw the cash portion of the purchase price from the Prefunding Account which is an amount equal to 88.0% of the Cut-Off Date Loan Balance of the Subsequent Timeshare Loans transferred to the Issuer and to be pledged to the Indenture Trustee as part of the Trust Estate and (y) subject to satisfaction of the conditions specified in Section 4.2 hereof, the Indenture Trustee shall distribute such amounts to the Depositor.

(ii) Prefunding Termination Date. On the Prefunding Termination Date, the Indenture Trustee shall deposit all amounts remaining in the Prefunding Account into the Collection Account and such amounts will be distributed on the following Payment Date as a distribution of principal in accordance with Section 3.4 hereof.

(iii) Investment Earnings.  On each Determination Date during the Prefunding Period, the Indenture Trustee shall withdraw all investment earnings on deposits in the Prefunding Account and deposit such amount into the Capitalized Interest Account.

(d) Capitalized Interest Account.  The Issuer hereby directs and the Indenture Trustee and Paying Agent hereby agree that the Paying Agent on behalf of the Indenture Trustee will establish and maintain a segregated trust account (the “Capitalized Interest Account”) for the benefit of the Noteholders.  On the Closing Date, the Issuer shall cause the Indenture Trustee to deposit into the Capitalized Interest Account an amount equal to the Capitalized Interest Account Initial Deposit.  The Capitalized Interest Account shall be an Eligible Bank Account initially established at the corporate trust department of the Indenture Trustee, bearing the following designation “BXG Receivables Note Trust 2017-A, Timeshare Loan-Backed Notes, Series 2017-A — Capitalized Interest Account, U.S. Bank National Association, as Indenture Trustee for the benefit of the Noteholders”.  The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Capitalized Interest Account and in all proceeds thereof.  The Capitalized Interest Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate.  If, at any time, the Capitalized Interest Account ceases to be an Eligible Bank Account, the Paying Agent on behalf of the Indenture Trustee shall, in accordance with Section 3.1(i) hereof, establish a new Capitalized Interest Account (which if not maintained by the Indenture Trustee is subject to an account control agreement satisfactory to the Indenture Trustee) which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Capitalized Interest Account and from the date such new Capitalized Interest Account is established, it shall be the “Capitalized Interest Account”.  Amounts on deposit in the Capitalized Interest Account shall be invested in accordance with Section 3.1 hereof.  Withdrawals and payments from the Capitalized Interest Account will be made on each Payment Date as follows:

(i) Prefunding Period.  On or before the Payment Date until the Payment Date on or immediately following the Prefunding Termination Date, the Indenture Trustee shall, based on the Monthly Servicer Report, withdraw, to the extent available, from the Capitalized Interest Account for deposit into the Collection Account, an amount equal to the Capitalized Interest Requirement.  Amounts in the Capitalized Interest Account shall be withdrawn solely to pay such amounts and shall not be available to the Noteholders or the Indenture Trustee for any other purpose.

(ii) Prefunding Termination Date. Any amounts on deposit in the Capitalized Interest Account on the Payment Date on or immediately following the Prefunding Termination Date (after giving effect to all required transfers from the Capitalized Interest Account to the Collection Account on such Payment Date) shall be withdrawn and paid to the Certificate Distribution Account for distribution in accordance with the Trust Agreement.

(e) Force Majeure Loan Reserve Account.  The Issuer hereby directs and the Indenture Trustee and Paying Agent hereby agree that the Paying Agent on behalf of the Indenture Trustee will establish and maintain an account (the “Force Majeure Loan Reserve Account”) for the benefit of the Noteholders.  The Force Majeure Loan Reserve Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the following designation “BXG Receivables Note Trust 2017-A, Timeshare Loan-Backed Notes, Series 2017-A – Force Majeure Loan Reserve Account, U.S. Bank National Association, as Indenture Trustee for the benefit of the Noteholders”.  The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Force Majeure Loan Reserve Account and in all proceeds thereof.  The Force Majeure Loan Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate.  If, at any time, the Force Majeure Loan Reserve Account ceases to be an

Eligible Bank Account, the Paying Agent on behalf of the Indenture Trustee shall, in accordance with Section 3.1(i) hereof, establish a new Force Majeure Loan Reserve Account (which if not maintained by the Indenture Trustee is subject to an account control agreement satisfactory to the Indenture Trustee) which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Force Majeure Loan Reserve Account and from the date such new Force Majeure Loan Reserve Account is established, it shall be the “Force Majeure Loan Reserve Account.”  Amounts on deposit in the Force Majeure Loan Reserve Account shall be invested in accordance with Section 3.1 hereof.  Deposits to the Force Majeure Loan Reserve Account shall be made in accordance with Section 3.4(a) hereof such that the amount on deposit therein, if any, is equal to the Force Majeure Required Reserve Amount.  Withdrawals and payments from the Force Majeure Loan Reserve Account shall be made in the following manner:

(i) Withdrawals for Deposit into Collection Account.  On each Payment Date, if a Post Grace Period Force Majeure Loan becomes a Defaulted Timeshare Loan (unless such Defaulted Timeshare Loan has been repurchased or substituted by the Club Originator), the Indenture Trustee shall, based on the Monthly Servicer Report, withdraw from the Force Majeure Loan Reserve Account and deposit into the Collection Account an amount equal to the lesser of (A) such Timeshare Loan’s outstanding Loan Balance on such date and (B) the amount on deposit in the Force Majeure Loan Reserve Account.

(ii) Withdrawals for Distribution to Owner.  On each Payment Date, if a Post Grace Period Force Majeure Loan ceases to be a Post Grace Period Force Majeure Loan as a result of either (A) the related Obligor having made at least two consecutive current payments or (B) such Post Grace Period Force Majeure Loan becoming a Defaulted Timeshare Loan for which the Seller has repurchased or substituted such Defaulted Timeshare Loan, then the Indenture Trustee shall, based on the Monthly Servicer Report, distribute to the owners of the beneficial interest in the Issuer, an amount from the Force Majeure Loan Reserve Account equal to the lesser of (A) such Timeshare Loan’s outstanding Loan Balance on such date and (B) the amount on deposit in the Force Majeure Loan Reserve Account.

(f) Lockbox Account.  The Lockbox Account shall at all times be subject to the Lockbox Agreement.  If at any time, the Lockbox Account ceases to be an Eligible Bank Account, the Indenture Trustee shall terminate the Lockbox Agreement and the Servicer shall, on behalf of the Issuer and the Indenture Trustee, in accordance with Section 3.1(i) hereof, establish a new Lockbox Account and enter into a new lockbox agreement substantially in the form as the Lockbox Agreement.

SECTION 3.3. Reserved.
SECTION 3.4. Distributions.
(a) On each Payment Date, so long as no Sequential Pay Event has occurred, to the extent of Available Funds and based solely on the Monthly Servicer Report, the Indenture 23

Trustee shall withdraw funds from the Collection Account to make the following disbursements and distributions to the following parties, in the following order of priority:

(i) to the Indenture Trustee, the Indenture Trustee Fee and any extraordinary out-of-pocket expenses and indemnities of the Indenture Trustee, plus any accrued and unpaid Indenture Trustee Fees with respect to prior Payment Dates; provided, however, that (i) any payments to the Indenture Trustee as reimbursement for any extraordinary out-of-pocket expenses and indemnities of the Indenture Trustee related to the transfer of servicing to a successor Servicer will be limited to $30,000 per calendar quarter and $100,000 in the aggregate; and (ii) payments to the Indenture Trustee as reimbursement for any other extraordinary out-of-pocket expenses and indemnities of the Indenture Trustee will be limited to $20,000 per calendar year so long as none of the following events has occurred: an Event of Default, acceleration of the Notes or the liquidation of the Trust Estate pursuant to the Indenture;

(ii) to the Owner Trustee, the Owner Trustee Fee, if due, plus any accrued and unpaid Owner Trustee Fees with respect to prior Payment Dates;
(iii) to the Administrator, the Administrator Fee, plus any accrued and unpaid Administrator Fees with respect to prior Payment Dates;
(iv) to the Custodian, the Custodian Fee, plus any accrued and unpaid Custodian Fees with respect to prior Payment Dates;
(v) to the Lockbox Bank, the Lockbox Fee, plus any accrued and unpaid Lockbox Fees with respect to prior Payment Dates;
(vi) to the Servicer, the Servicing Fee, plus any accrued and unpaid Servicing Fees with respect to prior Payment Dates;

(vii) to the Backup Servicer, the Backup Servicing Fee, plus any accrued and unpaid Backup Servicing Fees with respect to prior Payment Dates (less any amounts received from the Indenture Trustee, as successor Servicer);

(viii) to the Class A Noteholders, the Class A Interest Distribution Amount;
(ix) to the Class B Noteholders, the Class B Interest Distribution Amount;

(x) if a Trigger Event shall have occurred and is continuing, to (a) the Class A Noteholders, all remaining Available Funds until the Outstanding Note Balance of the Class A Notes is reduced to zero, and then (b) the Class B Noteholders, all remaining Available Funds until the Outstanding Note Balance of the Class B Notes is reduced to zero;

(xi) to the Class A Noteholders, the Class A Principal Distribution Amount;

(xii) to the Class B Noteholders, the Class B Principal Distribution Amount;
(xiii) to the General Reserve Account, all remaining Available Funds until the amounts on deposit in the General Reserve Account shall be equal to the General Reserve Account Required Balance;
(xiv) to (a) the Class A Noteholders and (b) the Class B Noteholders, pari passu and pro rata, the Principal Advance Reduction Amount;
(xv) if a Lockout Event shall have occurred and is continuing, to (a) the Class A Noteholders and (b) the Class B Noteholders, pari passu and pro rata, all remaining Available Funds;
(xvi) to the Class B Noteholders, the Deferred Interest Amount for such Class, if any;
(xvii) to the Force Majeure Loan Reserve Account, all remaining amounts until the amounts on deposit in the Force Majeure Loan Reserve Account shall equal the Force Majeure Required Reserve Amount;
(xviii) to the Indenture Trustee, any extraordinary out‑of‑pocket expenses and indemnities owed to the Indenture Trustee not paid in accordance with clause (i) above;
(xix) to the Lockbox Bank, any amounts owed under the Lockbox Agreement not paid in accordance with clause (v) above; and
(xx) to the Certificate Distribution Account, any remaining Available Funds for distribution pursuant to the Trust Agreement.
(b) On and after the Assumption Date, the Indenture Trustee, as successor Servicer, shall pay the Backup Servicing Fee from amounts received in respect of the Servicing Fee.
(c) Upon the occurrence of a Sequential Pay Event, distributions shall be made in accordance with Section 6.6 hereof.
SECTION 3.5. Reports to Noteholders.

On each Payment Date, the Indenture Trustee shall report to the Initial Purchasers, each Noteholder, each Note Owner and each Rating Agency the portion of payments then being made which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer of all such payments.  The Indenture Trustee shall satisfy its obligations under this Section 3.5 by making available electronically the Monthly Servicer Report to the Initial Purchasers, the Noteholders, each Rating Agency and the Issuer; provided,  however, the Indenture Trustee shall have no obligation to provide such information described in this Section 3.5 until it has received the requisite information from the Issuer or the Servicer.  On or before the fifth day prior to the final Payment Date with respect to any Class, the Indenture Trustee shall send notice of such Payment Date to each Rating Agency, the Initial Purchasers and the Noteholders of such Class.  Such notice shall include a statement that if such Notes are paid in full on the final Payment Date, interest shall cease to accrue as of the day immediately preceding such final Payment Date.  In addition, the Indenture Trustee shall deliver to the Note Owners, all notices, compliance reports and other certificates delivered by the Servicer or the Issuer pursuant to this Indenture.  At a Note Owner’s request, the Indenture Trustee agrees to provide such Note Owner an accounting of balances in the General Reserve Account.

The Indenture Trustee shall make available to the Noteholders, Note Owners and each Rating Agency, via the Indenture Trustee’s internet website, the Monthly Servicer Report available each month and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Timeshare Loans as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee or its agent to such Person upon receipt by the Indenture Trustee from such Person of a certification in the form of Exhibit J;  provided,  however, that the Indenture Trustee or its agent shall provide such password to the parties to this Indenture and each Rating Agency without requiring such certification.  The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

The Indenture Trustee’s internet website shall be specified by the Indenture Trustee from time to time in writing to the Issuer, the Servicer, the Noteholders and each Rating Agency.  For assistance with this service, Noteholders may call the customer service desk at (800) 934-6802.  In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer.  The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Indenture.

The Indenture Trustee shall have the right to change the way Monthly Servicer Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

Annually (and more often, if required by applicable law), the Indenture Trustee shall distribute to the Noteholders and submit to the Internal Revenue Service any Form 1099 or similar information returns required by applicable tax law to be distributed to the Noteholders or submitted to the Internal Revenue Service.  The Paying Agent shall prepare or cause to be prepared all such forms and returns for distribution or submission by the Indenture Trustee to the Noteholders or the Internal Revenue Service, as applicable.

SECTION 3.6. Note Balance Write-Down Amounts.

The Note Balance Write-Down Amount, if any, on each Payment Date shall only be applied to the Adjusted Note Balance of the Class B Notes immediately following the distribution of Available Funds until the Adjusted Note Balance of the Class B Notes is reduced to zero.  The application of the Note Balance Write-Down Amount to the Class B Notes shall not reduce such Class’ entitlement to unpaid Principal Distribution Amounts.

SECTION 3.7. Withholding Taxes.

The Indenture Trustee, on behalf of the Issuer, shall comply with all requirements of the Code and applicable Treasury Regulations promulgated thereunder and applicable state and local law with respect to the withholding from any distributions made by it to any Noteholder of any applicable withholding taxes (including FATCA Withholding Tax) imposed thereon and with respect to any applicable reporting requirements in connection therewith.  Each Noteholder, by acceptance of a Note, thereby agrees that (i) it will provide its Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is potentially applicable, it will provide its Noteholder FATCA Information to the Indenture Trustee, upon request by the Indenture Trustee, and (ii) the Indenture Trustee has the right to withhold from any amount of interest or other amount (properly withholdable under law and without any corresponding gross up) payable to a Noteholder that fails to comply with the requirements of clause (i) of this Section 3.7.  The Indenture Trustee shall pay over any amount withheld pursuant to this Section 3.7 to the appropriate Governmental Authority.

ARTICLE IV. THE TRUST ESTATE
SECTION 4.1. Acceptance by Indenture Trustee.

(a) Concurrently with the execution and delivery of this Indenture, the Indenture Trustee does hereby acknowledge and accept the conveyance by the Issuer of the assets constituting the Trust Estate.  The Indenture Trustee shall hold the Trust Estate in trust for the benefit of the Noteholders, subject to the terms and provisions hereof.  In connection with the conveyance of the Trust Estate to the Indenture Trustee, the Issuer has delivered or has caused the Depositor to deliver (i) to the Custodian, the Timeshare Loan Files and (ii) to the Servicer, the Timeshare Loan Servicing Files, for each Initial Timeshare Loan conveyed on the Closing Date.  With respect to each Transfer Date and in accordance with the Custodial Agreement, the Issuer will deliver or cause to be delivered (i) to the Custodian, the Timeshare Loan Files, and (ii) to the Servicer, the Timeshare Loan Servicing Files, for each Subsequent Timeshare Loan or Qualified Substitute Timeshare Loan to be conveyed on such Transfer Date.

(b) The Indenture Trustee shall perform its duties under this Section 4.1 and hereunder on behalf of the Trust Estate and for the benefit of the Noteholders in accordance with the terms of this Indenture and applicable law and, in each case, taking into account its other obligations hereunder, but without regard to:

(i) any relationship that the Indenture Trustee or any Affiliate of the Indenture Trustee may have with an Obligor;
(ii) the ownership of any Note by the Indenture Trustee or any Affiliate of the Indenture Trustee;
(iii) the Indenture Trustee’s right to receive compensation for its services hereunder or with respect to any particular transaction; or
(iv) the ownership, or holding in trust for others, by the Indenture Trustee of any other assets or property.
SECTION 4.2. Subsequent Timeshare Loans.

With respect to Subsequent Timeshare Loans, on each Transfer Date during the Prefunding Period, subject to the satisfaction of the following conditions and the requirements of Section 4.3 hereof, and in consideration of the Indenture Trustee’s delivery on such Transfer Date to or upon the order of the Depositor of the Timeshare Loan Acquisition Price, the Depositor shall sell, transfer, assign, set over and otherwise convey without recourse to the Issuer, all right, title and interest of the Depositor in and to each Subsequent Timeshare Loan and the Issuer shall Grant such Subsequent Timeshare Loans to the Indenture Trustee for the benefit of the Noteholders.  Prior to the acceptance by the Indenture Trustee of any Subsequent Timeshare Loan or the release of any funds therefor, the following conditions must be satisfied on or prior to the related Transfer Date:

(a) the Depositor shall have provided the Indenture Trustee with a notice of a subsequent transfer of Subsequent Timeshare Loans (a “Subsequent Transfer Notice”), a form of which is attached hereto as Exhibit N which notice shall be given not less than one Business Day prior to such Transfer Date;

(b) the Issuer shall have deposited or caused to be deposited in the Collection Account all principal and interest collected after the related Cut-Off Date in respect of such Subsequent Timeshare Loan;

(c) no Event of Default shall have occurred and is continuing and no such event would result from the conveyance of such Subsequent Timeshare Loan to the Indenture Trustee;

(d) the Custodian shall have received the Timeshare Loan Files related to such Subsequent Timeshare Loans and shall have given the Indenture Trustee a written certification and receipt in accordance with the Custodial Agreement;

(e) the Servicer shall have received the Timeshare Loan Servicing Files related to such Subsequent Timeshare Loans;
(f) the Indenture Trustee shall have received the certification required to be delivered by the Depositor in Section 4.3 hereof; and

(g) no Responsible Officer of the Indenture Trustee shall have Knowledge or have actually received written notice that any conditions to such transfer (including the requirements in Section 4.3 hereof) have not been fulfilled and the Indenture Trustee shall have received such other documents, opinions, certificates and instruments as the Indenture Trustee may request.

SECTION 4.3. Criteria for Subsequent Timeshare Loans.

No Subsequent Timeshare Loan shall be accepted as part of the Trust Estate on any Transfer Date unless the Indenture Trustee shall have received a certification from the Depositor that (a) the Depositor, as of such Transfer Date, has restated each of the representations and warranties contained in Section 5(a) of the Sale Agreement, (b) each of the conditions in Section 4.2 above has been satisfied, (c) each Subsequent Timeshare Loan is an Eligible Timeshare Loan as of the Transfer Date, and (d) each Subsequent Timeshare Loan satisfies the following criteria (measured by using the relevant data for each Timeshare Loan as of its related Cut-Off Date): (i) that such Subsequent Timeshare Loan was not selected by the Depositor in a manner that the Depositor, in its reasonable business judgment, believes to be materially adverse to the interests of the Noteholders, provided that it is acknowledged by the parties hereto that the certification in this clause (c)(i) is not intended and shall not be construed as a guaranty of the performance of such Subsequent Timeshare Loan and that such Subsequent Timeshare Loan may perform differently than other timeshare loans originated by the related Originator or other Affiliates of the Depositor, (ii) that after the purchase of all Subsequent Timeshare Loans, (A) the weighted average interest rate on all Subsequent Timeshare Loans must be greater than 13.50%, (B) the weighted average months of age on all Timeshare Loans must be greater than 14 months, (C) the percentage of Timeshare Loans related to Units at the Resorts is not one percent (1%) less than such percentage on the Closing Date, and (D) the percentage of Timeshare Loans related to a Resort as a percentage of all Timeshare Loans does not vary from such percentage on the Closing Date by more than 7% as a percentage of all Timeshare Loans, (iii) that such Subsequent Timeshare Loan does not have a stated maturity later than October 2027, (iv) the related Obligor has made at least one payment in respect of such Subsequent Timeshare Loan, (v) to the extent the related Obligor has a FICO® score, such Obligor does not have a FICO® score of 600 or below, (vi) the weighted average FICO® score of the Obligors of the Subsequent Timeshare Loans must be greater than 715, (vii) the Obligors of the Subsequent Timeshare Loans with no FICO® scores do not represent more than 2.50% of the aggregate Cut-Off Date Loan Balances of all Subsequent Timeshare Loans, (viii) the Obligors of the Subsequent Timeshare Loans with no FICO® scores and FICO® scores between, and including, 601 to 625 do not represent more than 10.0% of the aggregate Cut-Off Date Loan Balances of all Subsequent Timeshare Loans, (ix) the Obligors of the Subsequent Timeshare Loans with no FICO® scores and FICO® scores between, and including, 601 to 650 do not represent more than 20.0% of the aggregate Cut-Off Date Loan Balances of all Subsequent Timeshare Loans, (x) the Obligors of the Subsequent Timeshare Loans with no FICO® scores and FICO® scores between, and including, 601 to 700 do not represent more than 50.0% of the aggregate Cut-Off Date Loan Balances of all Subsequent Timeshare Loans, (xi) the Obligors of the Subsequent Timeshare Loans with no FICO® scores and FICO® scores between, and including, 601 to 750 do not represent more than 75.0% of the aggregate Cut-Off Date Loan Balances of all Subsequent Timeshare Loans, (xii) the Obligors of the Subsequent Timeshare Loans who are Foreign Obligors do not represent more than 2.0% of the aggregate Cut-Off Date Loan Balances of all Subsequent Timeshare

Loans, and (xiii) the Obligors of the Subsequent Timeshare Loans with no FICO® scores and the Obligors of the Subsequent Timeshare Loans who are Foreign Obligors do not represent more than 2.50% of the aggregate Cut-Off Date Loan Balances of all Subsequent Timeshare Loans.

SECTION 4.4. Grant of Security Interest; Tax Treatment.

(a) The conveyance by the Issuer of the Timeshare Loans to the Indenture Trustee shall not constitute and is not intended to result in an assumption by the Indenture Trustee or any Noteholder of any obligation of the Issuer or the Servicer to the Obligors, the insurers under any insurance policies, or any other Person in connection with the Timeshare Loans.

(b) It is the intention of the parties hereto that, with respect to all taxes, the Notes will be treated as indebtedness (the “Intended Tax Characterization”).  The provisions of this Indenture shall be construed in furtherance of the Intended Tax Characterization.  Each of the Issuer, the Servicer, the Indenture Trustee, the Club Trustee and the Backup Servicer by entering into this Indenture, and each Noteholder and Note Owner by the purchase of a Note, agree to (i) treat the Notes as indebtedness and (ii) to report all payments and transactions with respect to the Notes for purposes of all taxes (including FATCA Withholding Taxes) in a manner consistent with the Intended Tax Characterization, unless otherwise required by applicable law.

(c) None of the Issuer, the Servicer, the Club Trustee or the Backup Servicer shall take any action inconsistent with the Indenture Trustee’s interest in the Timeshare Loans and each such party shall indicate or shall cause to be indicated in its books and records held on its behalf that each Timeshare Loan constituting the Trust Estate has been assigned to the Indenture Trustee on behalf of the Noteholders.

SECTION 4.5. Further Action Evidencing Assignments.

(a) The Issuer and the Indenture Trustee each agrees that, from time to time, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes may reasonably request, in order to perfect, protect or more fully evidence the security interest in the Timeshare Loans or to enable the Indenture Trustee to exercise or enforce any of its rights hereunder.  Without limiting the generality of the foregoing, the Issuer will, without the necessity of a request and upon the request of the Indenture Trustee, execute and file or record (or cause to be executed and filed or recorded) such Assignments of Mortgage, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to create and maintain in the Indenture Trustee a first priority perfected security interest, at all times, in the Trust Estate, including, without limitation, recording and filing UCC-1 financing statements, amendments or continuation statements prior to the effective date of any change of the name, identity or structure or relocation of its chief executive office or its jurisdiction of formation or any change that would or could affect the perfection pursuant to any financing statement or continuation statement or assignment previously filed or make any UCC-1 financing statement or continuation statement previously filed pursuant to this Indenture seriously misleading within the meaning of applicable provisions of the UCC (and the Issuer shall give the Indenture Trustee at least 30 Business Days prior notice of the expected occurrence of any such circumstance).  The Issuer shall promptly deliver to the Indenture Trustee file-stamped copies of any such filings.

(b) (i) The Issuer hereby grants to each of the Servicer and the Indenture Trustee a power of attorney to execute, file and record all documents including, but not limited to, Assignments of Mortgage, UCC-1 financing statements, amendments or continuation statements, on behalf of the Issuer as may be necessary or desirable to effectuate the foregoing and (ii) the Servicer hereby grants to the Indenture Trustee a power of attorney to execute, file and record all documents on behalf of the Servicer as may be necessary or desirable to effectuate the foregoing; provided,  however, that such grant shall not create a duty on the part of the Indenture Trustee or the Servicer to file, prepare, record or monitor, or any responsibility for the contents or adequacy of, any such documents.

SECTION 4.6. Substitution and Repurchase of Timeshare Loans.

(a) Mandatory Substitution and Repurchase of Timeshare Loans for Breach of Representation or Warranty.  If at any time, any party hereto obtains Knowledge or is notified in writing by any other party hereto, that any of the representations and warranties of the Depositor in the Sale Agreement were incorrect at the time such representations and warranties were made, then the party discovering such defect, omission, or circumstance shall promptly notify the other parties to this Indenture, each Rating Agency, the Depositor and the Club Originator.  In the event any such representation or warranty of the Depositor is incorrect and materially and adversely affects the value of a Timeshare Loan or the interests of the Noteholders therein, then the Issuer and the Indenture Trustee shall require the Depositor or, pursuant to its rights under the Sale Agreement, the Club Originator, within 60 days after the date it is first notified of, or otherwise obtains Knowledge of such breach, to eliminate or otherwise cure in all material respects the circumstance or condition which has caused such representation or warranty to be incorrect or if the breach relates to a particular Timeshare Loan and is not cured in all material respects (such Timeshare Loan, a “Defective Timeshare Loan”), either (a) repurchase such Defective Timeshare Loan at the Repurchase Price or (b) provide one or more Qualified Substitute Timeshare Loans and pay the related Substitution Shortfall Amount, if any.  The Indenture Trustee is hereby appointed attorney-in-fact, which appointment is coupled with an interest and is therefore irrevocable, to act on behalf and in the name of the Issuer to enforce the Depositor’s repurchase or substitution obligations if the Depositor has not complied with its repurchase or substitution obligations under the Sale Agreement within 30 days after the end of the aforementioned 60-day period.

(b) Optional Purchase or Substitution of Club Loans.  Pursuant to the Transfer Agreement and the Bluegreen Purchase Agreement, with respect to any Original Club Loan, on any date, the Club Originator, as designee of the Depositor, will (at its option), if the related Obligor has elected to effect and the Club Originator has agreed to effect an Upgrade, (i) pay to the Collection Account the Repurchase Price for such Original Club Loan or (ii) substitute one or more Qualified Substitute Timeshare Loans for such Original Club Loan and pay the related Substitution Shortfall Amounts, if any; provided,  however, that the option to substitute one or more Qualified Substitute Timeshare Loans for an Original Club Loan is limited on any date to (A) 12.50% of the Aggregate Closing Date Collateral Balance, less (B) the aggregate Loan

Balances of Original Club Loans previously substituted by the Club Originator pursuant to this Section 4.6(b) on prior Transfer Dates.  The Club Originator, as designee of the Depositor, shall deposit the related Repurchase Price and Substitution Shortfall Amounts, if any, into the Collection Account as set forth in Section 4.6(d) hereof.  The Issuer acknowledges that the Club Originator has agreed to use best efforts to exercise its substitution option with respect to Original Club Loans prior to exercise of its repurchase option, and to the extent that the Club Originator shall elect to substitute Qualified Substitute Timeshare Loans for an Original Club Loan, the Club Originator shall use best efforts to cause each such Qualified Substitute Timeshare Loan to be, in the following order of priority, (i) the Upgrade Club Loan related to such Original Club Loan and (ii) an Upgrade Club Loan  unrelated to such Original Club Loan.

(c) Optional Purchase or Substitution of Defaulted Timeshare Loans.  Pursuant to the Transfer Agreement and the Bluegreen Purchase Agreement, with respect to any Defaulted Timeshare Loans, on any date, the Club Originator, as designee of the Depositor, shall have the option, but not the obligation, to either (i) purchase the Defaulted Timeshare Loan at the Repurchase Price for such Defaulted Timeshare Loan or (ii) substitute one or more Qualified Substitute Timeshare Loans for such Defaulted Timeshare Loan and pay the related Substitution Shortfall Amounts, if any; provided,  however, that the option to repurchase a Defaulted Timeshare Loan or to substitute one or more Qualified Substitute Timeshare Loans for a Defaulted Timeshare Loan is limited on any date to the Optional Purchase Limit and the Optional Substitution Limit, respectively.  The Club Originator, as designee of the Depositor, shall purchase or substitute Defaulted Timeshare Loans as provided herein and the Club Originator shall deposit the related Repurchase Price and Substitution Shortfall Amounts, if any, into the Collection Account as set forth in Section 4.6(d) hereof.  The Club Originator, may irrevocably waive the Club Originator’s option to purchase or substitute a Defaulted Timeshare Loan by delivering or causing to be delivered to the Indenture Trustee a Waiver Letter in the form of Exhibit K attached hereto.

(d) Payment of Repurchase Prices and Substitution Shortfall Amounts.  The Issuer and the Indenture Trustee shall direct that the Depositor remit or cause to be remitted all amounts in respect of Repurchase Prices and Substitution Shortfall Amounts payable during the related Due Period in immediately available funds to the Indenture Trustee on the Transfer Date for deposit in the Collection Account.

(e) Schedule of Timeshare Loans.  The Issuer and Indenture Trustee shall direct the Depositor to provide or cause to be provided to the Indenture Trustee on any date on which a Timeshare Loan is purchased, repurchased or substituted with an electronic supplement to the Schedule of Timeshare Loans reflecting the removal and/or substitution of Timeshare Loans and subjecting any Qualified Substitute Timeshare Loans to the provisions thereof.

(f) Officer’s Certificate.  No substitution of a Timeshare Loan shall be effective unless the Issuer and the Indenture Trustee shall have received an Officer’s Certificate from the Club Originator indicating that (i) the new Timeshare Loan meets all the criteria of the definition of “Qualified Substitute Timeshare Loan”, (ii) the Timeshare Loan Files for such Qualified Substitute Timeshare Loan have been delivered to the Custodian or shall be delivered within five Business Days, and (iii) the Timeshare Loan Servicing Files for such Qualified Substitute Timeshare Loan have been delivered to the Servicer.

(g) Qualified Substitute Timeshare Loans.  Within five Business Days after a Transfer Date, the Issuer and the Indenture Trustee shall direct the Depositor to deliver or cause the delivery of the Timeshare Loan Files of the related Qualified Substitute Timeshare Loans to the Custodian in accordance with the provisions of this Indenture and the Custodial Agreement.

SECTION 4.7. Release of Lien.

(a) The Issuer shall be entitled to obtain a release from the Lien of the Indenture for any Timeshare Loan purchased, repurchased or substituted under Section 4.6 hereof, (i) upon satisfaction of each of the applicable provisions of Section 4.6 hereof, (ii) in the case of any purchase or repurchase, after a payment by the Depositor of the Repurchase Price of the related Timeshare Loan, and (iii) in the case of any substitution, after payment by the Depositor of the applicable Substitution Shortfall Amounts, if any, pursuant to Section 4.6 hereof.

(b) The Issuer shall be entitled to obtain a release from the Lien of the Indenture for any Timeshare Loan which has been paid in full.

(c) In addition, at the written direction of the Servicer, on any Payment Date if (i) Available Funds are sufficient to pay the Required Payments, (ii) the amount on deposit in the General Reserve Account is at least equal to the General Reserve Account Required Balance, (iii) the amount on deposit in the Force Majeure Loan Reserve Account is at least equal to the Force Majeure Required Reserve Amount, (iv) no Event of Default has occurred and is continuing, (v) the Optional Purchase Limit is greater than zero and (vi) the Aggregate Outstanding Note Balance is not greater than the Principal Advance Rate Percentage times the sum of the Aggregate Loan Balance and the Prefunding Loan Balance, the Indenture Trustee shall release or shall consent to the release of Defaulted Timeshare Loans that have not been purchased, repurchased or substituted under Section 4.6 hereof from the Lien of the Indenture, without additional payment.

(d) In connection with (a), (b) and (c) above, the Issuer and Indenture Trustee will execute and deliver such releases, endorsements and assignments as are provided to it by the Depositor, in each case, without recourse, representation or warranty, as shall be necessary to vest in the Depositor or its designee, the legal and beneficial ownership of each Timeshare Loan being released pursuant to this Section 4.7.  The Servicer shall deliver a Request for Release to the Custodian with respect to the related Timeshare Loan Files and Timeshare Loan Servicing Files being released pursuant to this Section 4.7, and such files shall be transferred to the Depositor or its designee.

SECTION 4.8. Appointment of Custodian and Paying Agent.

(a) The Indenture Trustee may appoint a custodian to hold all or a portion of the Timeshare Loan Files as agent for the Indenture Trustee.  Each custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $100,000,000, shall be qualified to do business in the jurisdiction in which it holds any Timeshare Loan File and shall not be the Issuer or an Affiliate of the Issuer.  The initial Custodian shall be U.S. Bank National Association.  The Indenture

Trustee shall not be responsible for paying the Custodian Fee or any other amounts owed to the Custodian.

(b) The Issuer hereby appoints the Indenture Trustee as a Paying Agent.  The Issuer may appoint other Paying Agents from time to time.  Any such other Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee.  Any Paying Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section 7.7 hereof.

SECTION 4.9. Sale of Timeshare Loans.

The parties hereto agree that none of the Timeshare Loans in the Trust Estate may be sold or disposed of in any manner except as expressly provided for herein.

ARTICLE V. SERVICING OF TIMESHARE LOANS
SECTION 5.1. Appointment of Servicer and Backup Servicer; Servicing Standard.

(a) Subject to the terms and conditions herein, the Issuer and the Indenture Trustee hereby appoint Bluegreen as the initial Servicer hereunder.  The Servicer shall service and administer the Timeshare Loans and perform all of its duties hereunder in accordance with the Servicing Standard.

(b) Subject to the terms and conditions herein and in the Backup Servicing Agreement, the Issuer hereby appoints Concord Servicing Corporation to act as the initial Backup Servicer hereunder.  The Backup Servicer shall service and administer the Timeshare Loans and perform all of its duties hereunder and under the Backup Servicing Agreement in accordance with the Servicing Standard.

SECTION 5.2. Payments on the Timeshare Loans.

(a) The Servicer shall, in a manner consistent with the Servicing Standard, collect all payments made under each Timeshare Loan and instruct each applicable Obligor to timely direct all payments in respect of his or her Timeshare Loan to the Lockbox Account maintained at the Lockbox Bank and, with respect to Credit Card Timeshare Loans, direct each applicable credit card vendor to deposit all payments in respect of such Credit Card Timeshare Loans into the Lockbox Account.

(b) On the Closing Date, the Servicer shall cause to be deposited into the Collection Account all amounts collected and received in respect of the Initial Timeshare Loans after the Initial Cut-Off Date to the day preceding the Closing Date (without deduction for any Liquidation Expenses).

(c) Subject to subsection (d) below, the Indenture Trustee shall direct the Lockbox Bank to remit all collections in respect of the Timeshare Loans on deposit in the Lockbox Account (other than an amount equal to $20,000 that will remain in the Lockbox

Account for administrative purposes) into the Collection Account on each Business Day via automated repetitive wire.

(d) Liquidation Expenses shall be reimbursed as Additional Servicing Compensation to the Servicer in accordance with Section 3.2(a) hereof.  To the extent that the Servicer has received any Liquidation Expenses as Additional Servicing Compensation and shall subsequently recover any portion of such Liquidation Expenses from the related Obligor, the Servicer shall deposit such amounts into the Collection Account in accordance with Section 5.3(a) hereof.

(e) The Servicer agrees that to the extent it receives any amounts in respect of any insurance policies which are not payable to the Obligor or otherwise necessary for the intended use, or any other collections relating to the Trust Estate, it shall deposit such amounts into the Collection Account within two Business Days of receipt thereof (unless otherwise expressly provided herein).

SECTION 5.3. Duties and Responsibilities of the Servicer.

(a) In addition to any other customary services which the Servicer may perform or may be required to perform hereunder, the Servicer shall perform or cause to be performed through sub-servicers, the following servicing and collection activities in accordance with the Servicing Standard:

(i) perform standard accounting services and general record keeping services with respect to the Timeshare Loans;
(ii) respond to telephone or written inquiries of Obligors concerning the Timeshare Loans;
(iii) keep Obligors informed of the proper place and method for making payment with respect to the Timeshare Loans;
(iv) contact Obligors to effect collections and to discourage delinquencies in the payment of amounts owed under the Timeshare Loans and doing so by any lawful means;
(v) report tax information to Obligors and taxing authorities to the extent required by law;

(vi) take such other action as may be necessary or appropriate in the Servicer’s judgment (which shall be consistent with the Servicing Standard) for the purpose of collecting and transferring to the Indenture Trustee for deposit into the Collection Account all payments received by the Servicer or remitted to the Lockbox Account in respect of the Timeshare Loans (except as otherwise expressly provided herein), and to carry out the duties and obligations imposed upon the Servicer pursuant to the terms of this Indenture;

(vii) arrange for Liquidations of Timeshare Properties related to Defaulted Timeshare Loans and remarket such Timeshare Properties as provided in Section 5.3(a)(xiii) hereof;

(viii) use reasonable best efforts to enforce the purchase and substitution obligations of the Club Originator under the Transfer Agreement or the Bluegreen Purchase Agreement with respect to breaches of representations and warranties related to the Timeshare Loans;

(ix) refrain from modifying, waiving or amending the terms of any Timeshare Loan; provided,  however, the Servicer may modify, waive or amend a Timeshare Loan for which a default on such Timeshare Loan has occurred or is imminent and such modification, amendment or waiver will not (A) materially alter the interest rate on or the principal balance of such Timeshare Loan, (B) shorten the final maturity of, lengthen the timing of payments of either principal or interest, or any other terms of, such Timeshare Loan in any manner which would have a material adverse effect on the Noteholders, (C) adversely affect the Timeshare Property underlying such Timeshare Loan or (D) reduce materially the likelihood that payments of interest and principal on such Timeshare Loan shall be made when due; provided,  further, the Servicer may grant a single extension of the final maturity of a Timeshare Loan if the Servicer, in its reasonable discretion determines that (x) such Timeshare Loan is in default or a default on such Timeshare Loan is likely to occur in the foreseeable future and (y) the value of such Timeshare Loan will be enhanced by such extension;  provided,  further, the Servicer shall not be permitted to modify, waive or amend the terms of any Timeshare Loan (other than a Force Majeure Loan) if the sum of the Cut-Off Date Loan Balance of such Timeshare Loan and the Cut-Off Date Loan Balances of all other Timeshare Loans (other than Force Majeure Loans) for which the Servicer has modified, waived or amended the terms thereof since the Closing Date exceeds 3.00% of the Aggregate Closing Date Collateral Balance;  provided,  further, that the Servicer may determine that a Timeshare Loan is a Force Majeure Loan and may defer loan payments in accordance with the Servicing Standard, but in no event, more than 2 months, provided, that the Servicer may not, without having first received confirmation from each Rating Agency that such action would not result in a qualification downgrade or withdrawal of any rating assigned to the Notes, determine that a Timeshare Loan is a Force Majeure Loan if such determination would cause the aggregate Loan Balance of all Force Majeure Loans to exceed 5.00% of the Aggregate Loan Balance;

(x) work with Obligors in connection with any transfer of ownership of a Timeshare Property by an Obligor to another Person (to the extent permitted), whereby the Servicer may, only if required by law, consent to the assumption by such Person of the Timeshare Loan related to such Timeshare Property (to the extent permitted); provided,  however, in connection with any such assumption, the rate of interest borne by, the maturity date of, the principal amount of, the timing of payments of principal and interest in respect of, and all other material terms of, the related Timeshare Loan shall not be changed other than as permitted in Section 5.3(a)(ix) hereof;

(xi) to the extent that the Custodian Fees or the Lockbox Fees are, in the Servicer’s reasonable business judgment, no longer commercially reasonable, use commercially reasonable efforts to exercise its rights under the Custodial Agreement or the Lockbox Agreement to replace the Custodian or Lockbox Bank, as applicable.  Any such successor shall be reasonably acceptable to the Indenture Trustee;

(xii) deliver such information and data to the Backup Servicer as is required under the Backup Servicing Agreement;

(xiii) in the event that a Defaulted Timeshare Loan is not or cannot be released from the Lien of the Indenture pursuant to Section 4.7 hereof, the Servicer shall, in accordance with the Servicing Standard and the Collection Policy, promptly institute collection procedures, which may include, but is not limited to, cancellation, termination or foreclosure proceedings or obtaining a deed-in-lieu of foreclosure (each, a “Foreclosure Property”).  Upon the Timeshare Property becoming a Foreclosure Property, the Servicer shall cause the Remarketing Agent to promptly attempt to remarket such Foreclosure Property in accordance with and pursuant to the Remarketing Agreement.  The Remarketing Fees due under the Remarketing Agreement shall constitute Liquidation Expenses and upon reimbursement to the Servicer shall be paid by the Servicer to the Remarketing Agent; and

(xiv) with respect to Timeshare Loans related to Timeshare Properties located in the State of Louisiana, take such action as may be necessary in the applicable jurisdiction to avoid the lapse of a related Mortgage while any such Timeshare Loan remains outstanding.

(b) The Servicer may not sell any of the Foreclosure Property that is an asset of the Trust Estate except for or as specifically permitted by this Indenture.
(c) The Servicer shall, for each applicable Credit Card Timeshare Loan, pay the service charge imposed by the applicable credit card vendor for processing the payment due from the Obligor.

(d) For so long as Bluegreen or any of its Affiliates controls the Resorts, the Servicer shall use commercially reasonable best efforts to cause the Club Managing Entity to maintain or cause to maintain the Resorts in good repair, working order and condition (ordinary wear and tear excepted).

(e) For so long as Bluegreen or any of its Affiliates controls the Resorts, the manager and the related management contract for each Resort at all times shall be reasonably satisfactory to the Noteholders representing at least 66‑2/3% of the Adjusted Note Balance of each Class of Notes.  For so long as Bluegreen or any of its Affiliates controls the Timeshare Association for a Resort, and Bluegreen or an Affiliate thereof is the manager, the related management contract may be amended or modified in a manner that reasonably may be determined to have a material adverse effect on the Noteholders only with the prior written consent of the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes, which consent shall not be unreasonably withheld or delayed.

(f) In the event any Lien (other than a Permitted Lien) attaches to any Timeshare Loan or related collateral from any Person claiming from and through Bluegreen or one of its Affiliates which materially adversely affects the Issuer’s interest in such Timeshare Loan, Bluegreen shall, within the earlier to occur of ten Business Days after such attachment or the respective lienholders’ action to foreclose on such lien, either (i) cause such Lien to be released of record, (ii) provide the Indenture Trustee with a bond in accordance with the applicable laws of the state in which the Timeshare Property is located, issued by a corporate surety acceptable to the Indenture Trustee, in an amount and in form reasonably acceptable to the Indenture Trustee or (iii) provide the Indenture Trustee with such other security as the Indenture Trustee may reasonably require.

(g) The Servicer shall: (i) promptly notify the Indenture Trustee of (A) any claim, action or proceeding which may be reasonably expected to have a material adverse effect on the Trust Estate, or any material part thereof, and (B) any action, suit, proceeding, order or injunction of which Servicer becomes aware after the date hereof pending or threatened against or affecting Servicer or any Affiliate which may be reasonably expected to have a material adverse effect on the Trust Estate or the Servicer’s ability to service the same; (ii) at the request of Indenture Trustee with respect to a claim or action or proceeding which arises from or through the Servicer or one of its Affiliates, appear in and defend, at Servicer’s expense, any such claim, action or proceeding which would have a material adverse effect on the Timeshare Loans or the Servicer’s ability to service the same; and (iii) comply in all respects, and shall cause all Affiliates to comply in all respects, with the terms of any orders imposed on such Person by any governmental authority the failure to comply with which would have a material adverse effect on the Timeshare Loans or the Servicer’s ability to service the same.

(h) Except as contemplated by the Transaction Documents, the Servicer shall not, and shall not permit the Club Managing Entity to, encumber, pledge or otherwise grant a Lien or security interest in and to the Reservation System (including, without limitation, all hardware, software and data in respect thereof) and furthermore agrees, and shall cause the Club Managing Entity, to use commercially reasonable efforts to keep the Reservation System operational, not to dispose of the same and to allow the Club the use of, and access to, the Reservation System in accordance with the terms of the Club Management Agreement.  Notwithstanding the foregoing, should the Club Managing Entity determine that it is desirable to replace the existing hardware and software related to the Reservation System, it will be allowed to enter into a lease or finance arrangement in connection with the lease or purchase of such hardware and software.

(i) The Servicer shall comply in all material respects with the Collection Policy in effect on the Closing Date (or, as amended from time to time with the consent of the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes) and with the terms of the Timeshare Loans.

(j) At the written request of a Rating Agency, the Servicer shall prepare and deliver to such Rating Agency, updated replines in the format set forth in the Offering Circular.
SECTION 5.4. Servicer Events of Default.
(a) A “Servicer Event of Default” means, the occurrence and continuance of any of the following events:

(i) any failure by the Servicer to make any required payment, transfer or deposit when due hereunder and the continuance of such default for a period of two Business Days; provided,  however, that the period within which the Servicer shall make any required payment, transfer or deposit shall be extended to such longer period as is appropriate in the event of a Force Majeure Delay, provided,  further, that such longer period shall not exceed seven Business Days;

(ii) any failure by the Servicer to provide any required report within five Business Days of when such report is required to be delivered hereunder; provided,  however, that the period within which the Servicer shall provide any report shall be extended to such longer period as is appropriate in the event of a Force Majeure Delay, provided,  further, that such longer period shall not exceed ten Business Days;

(iii) any failure by the Servicer to observe or perform in any material respect any other covenant or agreement which has a material adverse effect on the Noteholders and such failure is not remedied within 30 days (or, if the Servicer shall have provided evidence satisfactory to the Indenture Trustee that such covenant cannot be cured in the 30-day period and that it is diligently pursuing a cure, 60 days), after the earlier of (x) the Servicer first acquiring Knowledge thereof and (y) the Indenture Trustee’s giving written notice thereof to the Servicer;

(iv) any representation or warranty made by the Servicer in this Indenture shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such breach is not remedied within 30 days (or, if the Servicer shall have provided evidence satisfactory to the Indenture Trustee that such breach cannot be cured in the 30-day period and that it is diligently pursuing a cure, 60 days) after the earlier of (x) the Servicer first acquiring Knowledge thereof and (y) the Indenture Trustee’s giving written notice thereof to the Servicer;

(v) the entry by a court having competent jurisdiction in respect of the Servicer of (i) a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Servicer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Servicer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Servicer, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

(vi) the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Servicer’s failure to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action; or

(vii) a Trigger Event that remains uncured for three consecutive Due Periods.

If any Servicer Event of Default shall have occurred and not been waived hereunder or there shall have been a material default by the Servicer of a material obligation of the Servicer for which (i) the Servicer has received written notice of such default, (ii) such default has not been cured by the Servicer or waived in writing and the period for cure has expired and (iii) such default would result in a liability to the Servicer in excess of 5% of the Servicer’s consolidated equity at such time as determined in accordance with GAAP, the Indenture Trustee may, and upon notice from Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes shall, terminate, on behalf of the Noteholders, by notice in writing to the Servicer, all of the rights and obligations of the Servicer (other than any obligations of the Servicer that, pursuant to the Transaction Documents, are intended to survive termination), as Servicer under this Indenture.  The Indenture Trustee shall promptly give written notice of such termination to the Backup Servicer.

Unless consented to by the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes, the Issuer may not waive any Servicer Event of Default.

(b) Replacement of Servicer.  From and after the receipt by the Servicer of such written termination notice or the resignation of the Servicer pursuant to Section 5.10 hereof, all authority and power of the Servicer under this Indenture, whether with respect to the Timeshare Loans or otherwise, shall, pass to and be vested in the Indenture Trustee, and the Indenture Trustee shall be the successor Servicer hereunder and the duties and obligations of the Servicer shall terminate.  The Servicer shall perform such actions as are reasonably necessary to assist the Indenture Trustee and the Backup Servicer in such transfer.  If the Servicer fails to undertake such action as is reasonably necessary to effectuate such a transfer, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things reasonably necessary to effect the purposes of such notice of termination.  The Servicer agrees that if it is terminated pursuant to this Section 5.4, it shall promptly (and, in any event, no later than five Business Days subsequent to its receipt of the notice of termination from the Indenture Trustee) provide the Indenture Trustee, the Backup Servicer or their respective designees (with reasonable costs being borne by the Servicer) with all documents and records (including, without limitation, those in electronic form) reasonably requested by it to enable the Indenture Trustee to assume the Servicer’s functions hereunder and for the Backup Servicer to assume the functions required by the Backup Servicing Agreement, and the Servicer shall cooperate with the Indenture Trustee in effecting the termination of the Servicer’s responsibilities and rights hereunder and the assumption by a successor of the Servicer’s obligations hereunder, including, without limitation, the transfer within one Business Day to the Indenture Trustee or its designee for administration by it of all cash amounts which shall at the time or thereafter received by it with respect to the Timeshare Loans (provided,  however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Indenture on or prior to the date of such termination).  If the Indenture Trustee is unable or unwilling to act as successor Servicer, the Indenture Trustee may appoint or petition a court of competent jurisdiction to appoint a successor Servicer.  The Indenture Trustee shall be entitled to renegotiate the Servicing Fee; provided,  however, no change to the Servicing Fee may be made unless the Indenture Trustee shall have received the written consent of Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes.  Notwithstanding anything herein to the contrary, in no event shall the Indenture Trustee or Bluegreen be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to assume the obligations of Servicer under this Indenture.

The Indenture Trustee shall be entitled to be reimbursed by the Servicer, (or by the Trust Estate to the extent set forth in Section 3.4(a)(i) or Section 6.6(a)(i) hereof) if the Servicer is unable to fulfill its obligations hereunder for all Servicer Termination Costs.

The successor Servicer shall have (i) no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any repurchase obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction that were incurred by the prior Servicer and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer including the original Servicer.

Notwithstanding anything contained in this Indenture to the contrary, any successor Servicer is authorized to accept and rely on all of the accounting, records (including computer records) and work of the prior Servicer relating to the Timeshare Loans (collectively, the “Predecessor Servicer Work Product”), without any audit or other examination thereof, and such successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer.  If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the successor Servicer making or continuing any Errors (collectively, “Continued Errors”), the successor Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors; provided, however, that each successor Servicer shall agree to use its best efforts to prevent further Continued Errors.  In the event that the successor Servicer becomes aware of Errors or Continued Errors, the successor Servicer shall, with the prior consent of the Indenture Trustee, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors and to recover its costs thereby.

The Indenture Trustee may appoint an Affiliate or the Backup Servicer as the successor Servicer and the provisions of this Section 5.4(b) related to the Indenture Trustee shall apply to such Affiliate or Backup Servicer.

(c) Any successor Servicer, including the Indenture Trustee, shall not be deemed to be in default or to have breached its duties as successor Servicer hereunder if the predecessor Servicer shall fail to deliver any required deposit into the Collection Account or otherwise fail to cooperate with, or take any actions required by such successor Servicer related to the transfer of servicing hereunder.

(d) Any successor Servicer appointed pursuant to this Indenture (i) as a condition to any such appointment (other than the Indenture Trustee), shall be a nationally recognized and licensed servicer of timeshare loan receivables that (A) is actively servicing a portfolio of timeshare loans with an aggregate principal balance of not less than $200,000,000, (B) has servicing and collection capabilities for all categories of delinquent and defaulted timeshare loans (including through foreclosure) and (C) is not an Affiliate of any Noteholder, and (ii) shall be subject to all of the terms and conditions of the Servicer under this Indenture (other than such terms and conditions as are unique to the initial Servicer), including, without limitation, the requirement to adhere to the Servicing Standard in the performance of the services to be furnished by it under this Indenture.

SECTION 5.5. Accountings; Statements and Reports.

(a) Monthly Servicer Report.  Not later than two Business Days prior to the Payment Date, the Servicer shall deliver to the Issuer, the Indenture Trustee, each Rating Agency and the Initial Purchasers, a report (the “Monthly Servicer Report”) substantially in the form of Exhibit H hereto, detailing certain activity relating to the Timeshare Loans.  The Monthly Servicer Report shall be completed with the information specified therein for the related Due Period and shall contain such other information as may be reasonably requested by the Issuer, the Indenture Trustee or the Initial Purchasers in writing at least five Business Days prior to such Determination Date.  Each such Monthly Servicer Report shall be accompanied by an Officer’s Certificate of the Servicer in the form of Exhibit I hereto, certifying the accuracy of the computations reflected in such Monthly Servicer Report.

(b) Certification as to Compliance. The Servicer shall deliver to the Issuer, the Indenture Trustee, each Rating Agency and the Initial Purchasers, an Officer’s Certificate on or before June 30 of each year commencing in 2018: (x) to the effect that a review of the activities of the Servicer during the preceding calendar year, and of its performance under this Indenture during such period has been made under the supervision of the officer executing such Officer’s Certificate with a view to determining whether during such period, to the best of such officer’s knowledge, the Servicer had performed and observed all of its obligations under this Indenture, and (y) either (A) stating that based on such review, no Servicer Event of Default is known to have occurred and is continuing, or (B) if such a Servicer Event of Default is known to have occurred and is continuing, specifying such Servicer Event of Default and the nature and status thereof.

(c) Annual Accountants’ Reports.  On or before each June 30 of each year commencing in 2018, the Servicer shall, at its own expense, cause a firm of independent public accountants to furnish a certificate or statement (and the Servicer shall provide a copy of such certificate or statement to the Issuer, the Indenture Trustee, each Rating Agency and the Initial Purchasers), to the effect that (1) such firm has examined and audited the Servicer’s servicing controls and procedures for the previous calendar year and that such independent public accountants have examined certain documents and records (including computer records) and servicing procedures of the Servicer relating to the Timeshare Loans, (2) they have examined the most recent Monthly Servicer Report prepared by the Servicer and three other Monthly Servicer Reports chosen at random by such firm and compared such Monthly Servicer Reports with the information contained in such documents and records, (3) their examination included such tests and procedures as they considered necessary in the circumstances, (4) their examinations and comparisons described under clauses (1) and (2) above disclosed no exceptions which, in their opinion, were material, relating to such Timeshare Loans or such Monthly Servicer Reports, or, if any such exceptions were disclosed thereby, setting forth such exceptions which, in their opinion, were material and (5) on the basis of such examinations and comparisons, such firm is of the opinion that the Servicer has, during the relevant period, serviced the Timeshare Loans in compliance with this Indenture and the other Transaction Documents in all material respects and that such documents and records have been maintained in accordance with this Indenture and the other Transaction Documents in all material respects, except in each case for (A) such exceptions as such firm shall believe to be immaterial and (B) such other exceptions as shall be set forth in such written report. The report will also indicate that such firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.  In the event such independent public accountants require the Indenture Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 5.5(c), the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

To the extent the Indenture Trustee is required to agree to the procedures in order to receive the accountants’ report, such agreement may include, among other things, (1) an acknowledgement that the Servicer has agreed that the procedures to be performed by the firm are sufficient for the purposes of the Indenture and that such procedures are sufficient for the Indenture Trustee’s purposes which are specifically limited to receipt of the accountants’ report, (2) releases by the Indenture Trustee (on behalf of itself and the Noteholders) of claims against the firm and acknowledgement of other limitations of liability in favor of the firm, and (3) restrictions or prohibitions on the disclosure of the accountants’ report or other information or documents provided to it by such firm to any party, including the Noteholders. Notwithstanding the foregoing, in no event shall the Indenture Trustee be required to execute any agreement in respect of the accountants’ report that the Indenture Trustee determines adversely affects it in its individual capacity.

(d) Report on Proceedings and Servicer Event of Default. (i) Promptly upon a Responsible Officer of the Servicer’s obtaining Knowledge of any proposed or pending investigation of it by any Governmental Authority or any court or administrative proceeding which involves or is reasonably likely to have a material and adverse effect affecting the properties, business, prospects, profits or conditions (financial or otherwise) of the Servicer and its subsidiaries, as a whole, the Servicer shall send written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits, or (ii) immediately upon obtaining Knowledge of the existence of any condition or event which constitutes a Servicer Event of Default, the Servicer shall send written notice to the Issuer, the Indenture Trustee and the Initial Purchasers describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto.  The Issuer, the Indenture Trustee and the Initial Purchasers acknowledge that if any condition or event referred to in subparagraph (i) above has been disclosed on a timely basis in filings with the Securities and Exchange Commission relating to the Servicer, that such disclosure will satisfy the requirements of subparagraph (i) above.

SECTION 5.6. Records.

The Servicer shall maintain access to all data for which it is responsible (including, without limitation, computerized tapes or disks) relating directly to or maintained in connection with the servicing of the Timeshare Loans (which data and records shall be clearly marked to reflect that the Timeshare Loans have been Granted to the Indenture Trustee on behalf of the Noteholders and constitute part of the Trust Estate) at the address specified in Section 13.3 hereof or, upon 15 days’ notice to the Issuer and the Indenture Trustee, at such other place where any Servicing Officer of the Servicer is located (or upon 24 hours’ written notice if an Event of Default or Servicer Event of Default shall have occurred).

SECTION 5.7. Fidelity Bond or Errors and Omissions Insurance.

The Servicer shall maintain or cause to be maintained fidelity bond and errors and omissions insurance with respect to the Servicer in such form and in amounts as is customary for institutions acting as custodian of funds in respect of timeshare loans or receivables on behalf of institutional investors; provided that such insurance shall be in a minimum amount of $1,000,000 per policy and shall name the Indenture Trustee as a certificateholder.  No provision of this Section 5.7 requiring such fidelity bond or errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Indenture.  The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond or errors and omissions insurance coverage and, by the terms of such fidelity bond or errors and omissions insurance policy, the coverage afforded thereunder extends to the Servicer.  Upon a request of the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee, a certification evidencing coverage under such fidelity bond or the errors and omissions insurance.  Any such fidelity bond and errors and omissions insurance policy shall not be canceled or modified in a materially adverse manner without 30 days’ prior written notice to the Servicer (or ten days’ prior written notice if the policyholder hasn’t timely paid its premium payments), provided, that the Servicer agrees to provide written notice of any cancellation or materially adverse modification initiated by such insurer to the Indenture Trustee within five Business Days of receipt from the applicable insurer of any such notice.

SECTION 5.8. Merger or Consolidation of the Servicer.

(a) The Servicer shall promptly provide written notice to the Indenture Trustee and each Rating Agency of any merger or consolidation of the Servicer.  The Servicer shall keep in full effect its existence, rights and franchise as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture or any of the Timeshare Loans and to perform its duties under this Indenture.

(b) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided,  however, that the successor or surviving Person (i) is a company whose business includes the servicing of assets similar to the Timeshare Loans and shall be authorized to lawfully transact business in the state or states in which the related Timeshare Properties it is to service are situated; (ii) is a U.S. Person, and (iii) delivers to the Indenture Trustee (A) an agreement, in form and substance reasonably satisfactory to the Indenture Trustee, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Indenture and the other Transaction Documents to which the Servicer is a party and (B) an Opinion of Counsel as to the enforceability of such agreement.  The Servicer shall provide prior written notice of such merger or consolidation to each Rating Agency.

SECTION 5.9. Sub-Servicing.

(a) The Servicer may enter into one or more sub-servicing agreements with a sub-servicer upon delivery to the Indenture Trustee of a written confirmation from each Rating Agency that the execution of such sub-servicing agreement and the retention of such sub-servicer would not result in the qualification, downgrade or withdrawal of any rating assigned to a Class of Notes.  References herein to actions taken or to be taken by the Servicer in servicing the Timeshare Loans include actions taken or to be taken by a sub-servicer on behalf of the Servicer.  Any sub-servicing agreement will be upon such terms and conditions as the Servicer may reasonably agree and as are not inconsistent with this Indenture.  The Servicer shall be solely responsible for any sub-servicing fees due and payable to such sub-servicer.

(b) Notwithstanding any sub-servicing agreement, the Servicer shall remain obligated and liable for the servicing and administering of the Timeshare Loans in accordance with this Indenture, without diminution of such obligation or liability by virtue of such sub-

servicing agreement, and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Timeshare Loans.
SECTION 5.10. Servicer Resignation.

The Servicer shall not resign from the duties and obligations hereby imposed on it under this Indenture unless and until (i) a successor servicer, acceptable to the Issuer, the Indenture Trustee and the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes, enters into an agreement in form and substance satisfactory to the Indenture Trustee and the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes, which contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Indenture from and after the date of assumption, (ii) the Issuer, the Indenture Trustee and Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes consent to the assumption of the duties, obligations and liabilities of this Indenture by such successor Servicer, and (iii) the ratings of the Notes will not be qualified, downgraded or withdrawn (as evidenced by a letter from each Rating Agency to the Indenture Trustee to such effect, which letter shall be obtained at the expense of the Servicer, without right of reimbursement).  Upon such resignation, the Servicer shall comply with Section 5.4(b) hereof.

Except as provided in the immediately preceding paragraph or elsewhere in this Indenture, or as provided with respect to the survival of indemnifications herein, the duties and obligations of a Servicer under this Indenture shall continue until this Indenture shall have been terminated as provided herein.  The duties and obligations of a Servicer hereunder shall survive the exercise by the Indenture Trustee of any right or remedy under this Indenture or the enforcement by the Indenture Trustee of any provision of this Indenture.

SECTION 5.11. Fees and Expenses.

As compensation for the performance of its obligations under this Indenture, the Servicer shall be entitled to receive on each Payment Date, from amounts on deposit in the Collection Account and in the priorities described in Sections 3.4 and 6.6 hereof, the Servicing Fee and any Additional Servicing Compensation.  Other than Liquidation Expenses, the Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.

SECTION 5.12. Access to Certain Documentation.

Upon ten Business Days’ prior written notice (or, one Business Day’s prior written notice after the occurrence and during the continuance of an Event of Default or a Servicer Event of Default), the Servicer will, from time to time during regular business hours, as requested by the Issuer, the Indenture Trustee or any Noteholder and, prior to the occurrence of a Servicer Event of Default, at the expense of the Issuer or such Noteholder and upon the occurrence and continuance of a Servicer Event of Default, at the expense of the Servicer, permit the Issuer, the Indenture Trustee or any Noteholder or its agents or representatives (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Servicer relating to the servicing of the Timeshare Loans serviced by it and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Timeshare Loans with any of the officers, employees or accountants of the Servicer having knowledge of such matters.  Nothing in this Section 5.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 5.12.  The Servicer may require the Issuer, the Indenture Trustee or any Noteholder or its agents or representatives to execute certain agreements in order to comply with applicable privacy laws.

SECTION 5.13. No Offset.

Prior to the termination of this Indenture, the obligations of the Servicer under this Indenture shall not be subject to any defense, counterclaim or right of offset which the Servicer has or may have against the Issuer, the Indenture Trustee or any Noteholder, whether in respect of this Indenture, any Timeshare Loan or otherwise.

SECTION 5.14. Account Statements.

In connection with the Servicer’s preparation of the Monthly Servicer Reports, the Indenture Trustee agrees to deliver to the Servicer a monthly statement providing account balances of each of the Trust Accounts.

SECTION 5.15. Indemnification; Third Party Claim.

The Servicer agrees to indemnify the Issuer, the Indenture Trustee and the Noteholders from and against any and all actual damages (excluding economic losses related to the collectibility of any Timeshare Loan), claims, reasonable attorneys’ fees and related costs, judgments, and any other costs, fees and expenses that each may sustain because of the failure of the Servicer to service the Timeshare Loans in accordance with the Servicing Standard or otherwise perform its obligations and duties hereunder in compliance with the terms of this Indenture, or because of any act or omission by the Servicer due to its negligence or willful misconduct in connection with its maintenance and custody of any funds, documents and records under this Indenture, or its release thereof except as contemplated by this Indenture, including, but not limited to, the costs of defending any claim or bringing any claim to enforce the indemnification or other obligations of the Servicer.  The Servicer shall immediately notify the Issuer and the Indenture Trustee if it has Knowledge of a claim made by a third party with respect to the Timeshare Loans, and, if such claim relates to the servicing of the Timeshare Loans by the Servicer, the Servicer shall assume, with the consent of the Indenture Trustee, the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it.  This Section 5.15 shall survive the termination of this Indenture or the resignation or removal of the Servicer hereunder.

SECTION 5.16. Backup Servicer.
(a) Backup Servicing Agreement. The Issuer, the Indenture Trustee, the Servicer, the Depositor and the Backup Servicer hereby agree to execute the Backup Servicing 47

Agreement.  The Backup Servicer shall be responsible for each of the duties and obligations imposed upon it by the provisions of the Backup Servicing Agreement and shall have no duties or obligations under any Transaction Document to which it is not a party.

(b) Termination of Servicer; Cooperation.  In the event that the Servicer is terminated or resigns in accordance with the terms of this Indenture, the Backup Servicer agrees to continue to perform its duties and obligations hereunder and in the Backup Servicing Agreement without interruption.  The Backup Servicer agrees to cooperate in good faith with any successor Servicer to effect a transition of the servicing obligations by the Servicer to any successor Servicer.  The Indenture Trustee agrees to provide such information regarding the Trust Accounts as the Backup Servicer shall require to produce the Monthly Servicer Report on and after the Assumption Date.

(c) Backup Servicer Duties After Assumption Date.  In the event that the Servicer is terminated or resigns in accordance with this Indenture, the Backup Servicer agrees that it shall undertake those servicing duties and obligations as set forth in and subject to Section 2 and Schedule V of the Backup Servicing Agreement.   Notwithstanding Section 5.9 hereof, so long as Concord Servicing Corporation is the Backup Servicer, the Indenture Trustee, as successor Servicer, will not be obligated or liable for the servicing and administration activities to the extent that the Backup Servicer is responsible for such activities under the Backup Servicing Agreement.

(d) Backup Servicing Fee.  Prior to the Assumption Date, the Backup Servicer shall receive its Backup Servicing Fee in accordance with Sections 3.4 or 6.6 hereof, as applicable.  On and after the Assumption Date, the Indenture Trustee, as successor Servicer, will be obligated to distribute the Backup Servicing Fee to the Backup Servicer from amounts received by the Indenture Trustee in respect of the Servicing Fee.

(e) Termination of Backup Servicer.  Notwithstanding anything to the contrary herein, the Indenture Trustee shall have the right to remove the Backup Servicer with or without cause at any time and replace the Backup Servicer pursuant to the provisions of the Backup Servicing Agreement.  In the event that the Indenture Trustee shall exercise its rights to remove and replace Concord Servicing Corporation as Backup Servicer or Concord Servicing Corporation shall have terminated the Backup Servicing Agreement in accordance with the terms thereof, Concord Servicing Corporation shall have no further obligation to perform the duties of the Backup Servicer under this Indenture.  In the event of a termination of the Backup Servicing Agreement, the Indenture Trustee shall appoint a successor Backup Servicer reasonably acceptable to the Indenture Trustee.  Upon the termination or resignation of the Backup Servicer, the Indenture Trustee shall be deemed to represent, warrant and covenant that it will service or engage a subservicer to perform each of the servicing duties and responsibilities described in this Indenture.

Aruba Notices.

Within 30 days of the Closing Date (with respect to the Initial Timeshare Loans that are Aruba Club Loans) and the related Transfer Date (with respect to a Subsequent Timeshare Loan or Qualified Substitute Timeshare Loan that is an Aruba Club Loan), the Servicer shall confirm that notices have been mailed out to each related Obligor that such Timeshare Loan has ultimately been transferred and assigned to the Issuer and pledged to the Indenture Trustee, in trust, for the benefit of the Noteholders.  Such notice may include any notice or notices that the Aruba Originator’s predecessors in title to the Timeshare Loan may give to the same Obligor with respect to any transfers and assignments of the Timeshare Loan by such predecessors.  Such notice shall be in the form attached hereto as Exhibit L, as the same may be amended, revised or substituted by the Indenture Trustee and the Servicer from time to time.

Recordation.

 As soon as practicable after the Closing Date and each Transfer Date, as applicable, but in no event later than ten Business Days after receipt by the Servicer of the original Mortgage, the Servicer shall cause the Assignment of Mortgage in respect of each Timeshare Loan transferred on such date to be sent for recording to the appropriate offices.  The Servicer agrees to cause all evidences of recordation to be delivered to the Custodian to be held as part of the Timeshare Loan Files.

ARTICLE VI. EVENTS OF DEFAULT; REMEDIES
SECTION 6.1. Events of Default.

“Event of Default” wherever used herein with respect to Notes, means any one of the following events:

(a) a default in the payment of any Interest Distribution Amount on any Class of Notes within three Business Days after the same becomes due and payable; or
(b) the failure to reduce the Aggregate Outstanding Note Balance to zero at the Stated Maturity; or

(c) a non-monetary default in the performance, or breach, of any covenant of the Issuer in this Indenture (other than a covenant dealing with a default in the performance of which, or the breach of which, is specifically dealt with elsewhere in this Section 6.1), the continuance of such default or breach for a period of 30 days (or, if the Issuer shall have provided evidence satisfactory to the Indenture Trustee that such covenant cannot be cured in the 30-day period and that it is diligently pursuing a cure, 60 days) after the earlier of (x) the Issuer first acquiring Knowledge thereof, and (y) the Indenture Trustee’s giving written notice thereof to the Issuer; provided,  however, that if such default or breach is in respect of the negative covenants contained in Section 8.6(a)(i) or (ii) hereof, there shall be no grace period whatsoever; or

(d) if any representation or warranty of the Issuer made in this Indenture shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such breach is not remedied within 30 days (or, if the Issuer shall have provided evidence satisfactory to the Indenture Trustee that such representation or warranty cannot be cured in the 30-day period and that it is diligently pursuing a cure, 60 days) after the earlier of (x) the Issuer first acquiring Knowledge thereof, and (y) the Indenture Trustee’s giving written notice thereof to the Issuer; or

(e) the entry by a court having jurisdiction over the Issuer of (i) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

(f) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Issuer’s failure to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

(g) the Issuer becoming subject to registration as an “investment company” under the Investment Company Act of 1940, as amended (the “’40 Act”); or

(h) the impairment of the validity of any security interest of the Indenture Trustee in the Trust Estate in any material respect, except as expressly permitted hereunder, or the creation of any material encumbrance on or with respect to the Trust Estate or any portion thereof not otherwise permitted, which is not stayed or released within ten days of the Issuer having Knowledge of its creation; or

(i) the failure by the Club Originator to repurchase any Defective Timeshare Loan or provide a Qualified Substitute Timeshare Loan for a Defective Timeshare Loan to the extent required under the terms of the Transfer Agreement or the Bluegreen Purchase Agreement; or

(j) the occurrence and continuance of a Servicer Event of Default that is uncured for two consecutive Due Periods.
SECTION 6.2. Acceleration of Maturity; Rescission and Annulment.

(a) Upon the occurrence and continuance of an Event of Default, if (i) such Event of Default of the kind specified in Section 6.1(e) or Section 6.1(f) hereof occurs, (ii) an Event of Default of the kind specified in Section 6.1(a) hereof occurs and either (x) the Indenture

Trustee has, in its good faith judgment, determined that the value of the assets comprising the Trust Estate is less than the Aggregate Outstanding Note Balance or (y) such Event of Default continues for two consecutive Payment Dates, then each Class of Notes shall automatically become due and payable at its Outstanding Note Balance together with all accrued and unpaid interest thereon.

(b) Upon the occurrence and continuance of an Event of Default, if such Event of Default is of the kind specified in Section 6.1(a) hereof (other than as described in Section 6.2(a) above), the Indenture Trustee shall, upon written direction from Noteholders representing at least 66-2/3% of the Adjusted Note Balance of the most senior Class of Notes then Outstanding (and, if payment of interest and principal on the most senior Class of Notes then Outstanding is current, the consent of the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of the most senior Class of Notes which has failed to receive one or more payments of interest or principal), declare each Class of Notes to be immediately due and payable at its Outstanding Note Balance plus all accrued and unpaid interest thereon.

(c) Upon the occurrence and continuance of an Event of Default, if such Event of Default (other than an Event of Default of the kind described in Sections 6.2(a) or (b) hereof) shall occur and is continuing, the Indenture Trustee shall, upon written direction from Noteholders representing at least 66-2/3% of the Adjusted Note Balance of the most senior Class of Notes then Outstanding, declare each Class of Notes to be immediately due and payable at its Outstanding Note Balance plus all accrued and unpaid interest thereon.

(d) Upon any such declaration or automatic acceleration, the Outstanding Note Balance of each Class of Notes together with all accrued and unpaid interest thereon shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer.  The Indenture Trustee shall promptly send a notice of any declaration or automatic acceleration to each Rating Agency.

(e) At any time after such a declaration of acceleration has been made but before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article VI provided, the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of the most senior Class Outstanding (and, if the consent of another Class shall have been required for such declaration, Noteholders representing at least 66-2/3% of the Adjusted Note Balance of such Class) by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:
(1)

all principal due on any Class of Notes which has become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit,

(2)	all interest due with respect to any Class of Notes and, to the extent that payment of such interest is lawful, interest upon overdue 51 interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the applicable Note Rate, and
(3)

all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of each of the Indenture Trustee and the Servicer, its agents and counsel;

and

(ii) all Events of Default with respect to the Notes, other than the non‑payment of the Outstanding Note Balance of each Class of Notes which became due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13 hereof.

(f) An automatic acceleration under Section 6.2(a) hereof may only be rescinded and annulled by Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes then Outstanding.

(g) Notwithstanding Section 6.2(d) and (e) hereof, (i) if the Indenture Trustee shall have commenced making payments as described in Section 6.6 hereof, no acceleration may be rescinded or annulled and (ii) no rescission shall affect any subsequent Events of Default or impair any rights consequent thereon.

SECTION 6.3. Remedies.

(a) If an Event of Default with respect to the Notes occurs and is continuing of which a Responsible Officer of the Indenture Trustee has Knowledge, the Indenture Trustee shall promptly give notice to each Noteholder as set forth in Section 7.2 hereof and shall solicit such Noteholders for advice.  The Indenture Trustee shall then take such action as so directed by the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes then Outstanding subject to the provisions of this Indenture.

(b) Following any acceleration of the Notes, the Indenture Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate as are available to secured parties under the UCC or other applicable law, subject to the limitations set forth in subsection (d) below and provided such action is not inconsistent with any other provision of this Indenture.  Such rights, powers and remedies may be exercised by the Indenture Trustee in its own name as trustee under this Indenture.

(c) If an Event of Default specified in Section 6.1(a) hereof occurs and is continuing, the Indenture Trustee is authorized to recover judgment in its own name and as trustee under this Indenture against the Issuer for the Aggregate Outstanding Note Balance and interest remaining unpaid with respect to the Notes.

(d) Subject to the provisions set forth herein, if an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, and at the instruction of the 52

Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes shall, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial or other proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.  The Indenture Trustee shall notify the Issuer, each Rating Agency, the Servicer and the Noteholders of any such action.

(e) If the Indenture Trustee shall have received instructions, within 45 days from the date notice pursuant to Section 6.3(a) hereof is first given, from Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes that such Persons approve of or request the liquidation of all of the Trust Estate, the Indenture Trustee shall to the extent lawful, promptly sell, dispose of or otherwise liquidate all of the Trust Estate in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids from third parties including any Noteholder (other than Bluegreen or any Affiliates thereof), such bids to be approved by the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes.  The Indenture Trustee may obtain a prior determination from any conservator, receiver or liquidator of the Issuer that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable.  Notwithstanding anything to the contrary herein, neither Bluegreen nor any of its Affiliates may make a bid in connection with the disposition of the Timeshare Loans in accordance with this Section 6.3(e).

SECTION 6.4. Indenture Trustee May File Proofs of Claim.

(a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding related to the Issuer, or any other obligor in respect of the Notes, or the property of the Issuer, or such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and any predecessor Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel) and of the Noteholders allowed in such judicial proceeding;

(ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and
(iii) to participate as a member, voting or otherwise, of any official committee of creditors appointed in such matter;

and any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and to pay to the Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel, and any other amounts due the Indenture Trustee and any predecessor Indenture Trustee under Section 7.6 hereof.

(b) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize, consent to, accept or adopt on behalf of any Noteholder any plan of reorganization, agreement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or affecting the Timeshare Loans or the other assets constituting the Trust Estate or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

SECTION 6.5. Indenture Trustee May Enforce Claims Without Possession of Notes.

All rights of action and claims under this Indenture, the Notes, the Timeshare Loans or the other assets constituting the Trust Estate may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee under this Indenture, and any recovery of judgment shall, after provisions for the payment of reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel, be for the benefit of the Noteholders in respect of which such judgment has been recovered, and distributed pursuant to the priorities contemplated by Section 3.4 and Section 6.6 hereof, as applicable.

SECTION 6.6. Application of Money Collected.

(a) If a Payment Default Event shall have occurred and the Indenture Trustee has not yet effected the remedies under Section 6.3(d) and Section 6.16 hereof, any money collected by the Indenture Trustee in respect of the Trust Estate and any other money that may be held thereafter by the Indenture Trustee as security for the Notes, including, without limitation, the amounts on deposit in the General Reserve Account and the Force Majeure Loan Reserve Account, shall be applied in the following order on each Payment Date:

(i) to the Indenture Trustee, the Indenture Trustee Fee and any extraordinary out-of-pocket expenses and indemnities of the Indenture Trustee, plus any accrued and unpaid Indenture Trustee Fees with respect to prior Payment Dates; provided, however, that (i) any payments to the Indenture Trustee as reimbursement for any extraordinary out-of-pocket expenses and indemnities owed to the Indenture Trustee related to the transfer of servicing to a successor Servicer will be limited to $30,000 per calendar quarter and $100,000 in the aggregate; and (ii) payments to the Indenture Trustee as reimbursement for any other extraordinary out-of-pocket expenses and indemnities owed to the Indenture Trustee will be limited to $20,000 per calendar year so long as none of the following has occurred: an Event of

Default, acceleration of the Notes or the liquidation of the Trust Estate pursuant to the Indenture;
(ii) to the Owner Trustee, any accrued and unpaid Owner Trustee Fees;
(iii) to the Administrator, any accrued and unpaid Administrator Fees;
(iv) to the Custodian, any accrued and unpaid Custodian Fees;
(v) to the Lockbox Bank, any accrued and unpaid Lockbox Fees;
(vi) to the Servicer, any accrued and unpaid Servicing Fees;
(vii) to the Backup Servicer, any accrued and unpaid Backup Servicing Fees (less any amounts received from the Indenture Trustee, as successor Servicer);
(viii) to the Class A Noteholders, the Class A Interest Distribution Amount;
(ix) to the Class B Noteholders, the Class B Interest Distribution Amount;
(x) to the Class A Noteholders, all remaining amounts until the Outstanding Note Balance of the Class A Notes is reduced to zero;
(xi) to the Class B Noteholders, all remaining amounts until the Outstanding Note Balance of the Class B Notes is reduced to zero;
(xii) to the Class B Noteholders, the Deferred Interest Amount for such Class, if any;
(xiii) to the Indenture Trustee, any extraordinary out‑of‑pocket expenses and indemnities owed to the Indenture Trustee not paid in accordance with clause (i) above;
(xiv) to the Lockbox Bank, any amounts owed under the Lockbox Agreement not paid in accordance with clause (v) above; and
(xv) to the Certificate Distribution Account, any remaining Available Funds for distribution pursuant to the Trust Agreement.

(b) If (i) (A) a Payment Default Event shall have occurred or (B) each Class of Notes shall otherwise have been declared due and payable following an Event of Default and (ii) the Indenture Trustee shall have effected a sale of the Trust Estate under Section 6.3(d) and Section 6.16 hereof ((i) and (ii), a “Trust Estate Liquidation Event”), any money collected by the Indenture Trustee in respect of the Trust Estate and any other money that may be held thereafter by the Indenture Trustee as security for the Notes, including without limitation the amounts on deposit in the General Reserve Account and the Force Majeure Loan Reserve Account, shall be applied in the following order on each Payment Date:

(i) to the Indenture Trustee, any accrued and unpaid Indenture Trustee Fees and out-of-pocket expenses and indemnities incurred and charged and unpaid as of such date;
(ii) to the Owner Trustee, any accrued and unpaid Owner Trustee Fees;
(iii) to the Administrator, any accrued and unpaid Administrator Fees;
(iv) to the Custodian, any accrued and unpaid Custodian Fees;
(v) to the Lockbox Bank, any accrued and unpaid Lockbox Fees and any other amounts owed to the Lockbox Bank pursuant to the Lockbox Agreement;
(vi) to the Servicer, any accrued and unpaid Servicing Fees;
(vii) to the Backup Servicer, any accrued and unpaid Backup Servicing Fees (less any amounts received from the Indenture Trustee, as successor Servicer);
(viii) to the Class A Noteholders, the Class A Interest Distribution Amount;
(ix) to the Class A Noteholders, all remaining amounts until the Outstanding Note Balance of the Class A Notes is reduced to zero;
(x) to the Class B Noteholders, the Class B Interest Distribution Amount;
(xi) to the Class B Noteholders, the Class B Deferred Interest Amount, if any;
(xii) to the Class B Noteholders, all remaining amounts until the Outstanding Note Balance of the Class B Notes is reduced to zero; and
(xiii) to the Certificate Distribution Account, any remaining Available Funds for distribution pursuant to the Trust Agreement.

(c) Notwithstanding the occurrence and continuation of an Event of Default, prior to the occurrence of a Sequential Pay Event, Noteholders shall continue to be paid in the manner and priorities described in Section 3.4 hereof.

SECTION 6.7. Limitation on Suits.

No Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for any other remedy hereunder, unless:

(a) there is a continuing Event of Default and such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b) such Noteholder or Noteholders have offered to the Indenture Trustee reasonable indemnity (which may be in the form of written assurances) against the costs, expenses and liabilities to be incurred in compliance with such request;

(c) the Indenture Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, has failed to institute any such proceeding; and

(d) no direction inconsistent with such written request has been given to the Indenture Trustee during such 30-day period by the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes Outstanding;

it being understood and intended that no one or more of such Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the ratable benefit of all such Noteholders.  It is further understood and intended that so long as any portion of the Notes remains Outstanding, the Servicer shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (other than for the enforcement of Section 3.4 hereof) or for the appointment of a receiver or trustee (including without limitation a proceeding under the Bankruptcy Code), or for any other remedy hereunder.  Nothing in this Section 6.7 shall be construed as limiting the rights of otherwise qualified Noteholders to petition a court for the removal of an Indenture Trustee pursuant to Section 7.8 hereof.

SECTION 6.8. Unconditional Right of Noteholders to Receive Principal and Interest.

Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property comprising the Trust Estate, each Noteholder shall have the absolute and unconditional right to receive payment of the principal of, and interest on, such Note as such payments of principal and interest become due, including on the Stated Maturity, and such right shall not be impaired without the consent of such Noteholder; provided, however, that notwithstanding any other provision of this Indenture to the contrary, the obligation to pay principal and interest on the Notes or any other amount payable to any Noteholder will be without recourse to the Originators, the Administrator, the Servicer, the Backup Servicer, the Indenture Trustee or any Affiliate (other than the Issuer), officer employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to the allocation and payment provisions of this Indenture and limited to amounts available from the Trust Estate.  Notwithstanding any other terms of this Indenture, the Notes, any Transaction Documents or otherwise, the obligations of the Issuer under the Notes, this Indenture and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Indenture, none of the Noteholders, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive.  It is understood that the foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate for sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture.  It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person, to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Issuer.

SECTION 6.9. Restoration of Rights and Remedies.

If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and, in every such case, subject to any determination in such proceeding, the Issuer, the Indenture Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Indenture Trustee and the Noteholders continue as though no such proceeding had been instituted.

SECTION 6.10. Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.5(f) hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.11. Delay or Omission Not Waiver.

No delay or omission of the Indenture Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article VI or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

SECTION 6.12. Control by Noteholders.

Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Sections 11.1(a)(i) and (ii) hereof have been satisfied in full, the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee, with respect to the Notes.  Notwithstanding the foregoing:

(i) no such direction shall be in conflict with any rule of law or with this Indenture;

(ii) the Indenture Trustee shall not be required to follow any such direction which the Indenture Trustee reasonably believes might result in any personal liability on the part of the Indenture Trustee for which the Indenture Trustee is not adequately indemnified; and

(iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with any such direction; provided that the Indenture Trustee shall give notice of any such action to each Noteholder.

SECTION 6.13. Waiver of Events of Default.

(a) Unless a Sequential Pay Event shall have occurred, the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes may, by one or more instruments in writing, waive any Event of Default hereunder and its consequences, except a continuing Event of Default:

(i) in respect of the payment of the principal of or interest on any Note (which may only be waived by such Noteholder), or

(ii) in respect of a covenant or provision hereof which under Article IX hereof cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected (which only may be waived by the Noteholders of all Outstanding Notes affected).

(b) A copy of each waiver pursuant to Section 6.13(a) hereof shall be furnished by the Issuer to the Indenture Trustee and each Noteholder.  Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

SECTION 6.14. Undertaking for Costs.

All parties to this Indenture agree (and each Noteholder by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.14 shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) to any suit instituted by any Noteholder, or group of Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes Outstanding, or (iii) to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the maturities for such payments, including the Stated Maturity, as applicable.

SECTION 6.15. Waiver of Stay or Extension Laws.

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 6.16. Sale of Trust Estate.

(a) The power to effect the sale of the Trust Estate pursuant to Section 6.3 hereof shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes shall have been paid or losses allocated thereto and borne thereby.  The Indenture Trustee may from time to time, upon directions in accordance with Section 6.12 hereof, postpone any public sale by public announcement made at the time and place of such sale.

(b) Unless required by applicable law, the Indenture Trustee shall not sell to a third party the Trust Estate, or any portion thereof except as permitted under Section 6.3(e) hereof.
(c) In connection with a sale of the Trust Estate:

(i) any one or more Noteholders (other than Bluegreen or any Affiliates thereof) may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder (other than Bluegreen or any Affiliates thereof) may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

(ii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance prepared by the Servicer transferring the Indenture Trustee’s interest in the Trust Estate without recourse, representation or warranty in any portion of the Trust Estate in connection with a sale thereof;

(iii) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey the Issuer’s interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale;

(iv) no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys;

(v) the method, manner, time, place and terms of any sale of the Trust Estate shall be commercially reasonable; and
(vi) none of Bluegreen or its Affiliates may bid for and purchase the Timeshare Loans offered for sale by the Indenture Trustee in Section 6.16(c)(i) hereof.
SECTION 6.17. Action on Notes.

The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture or any other Transaction Document shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or any other Transaction Document.  Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.  Any money or property collected by the Indenture Trustee shall be applied in accordance with the provisions of this Indenture.

SECTION 6.18. Performance and Enforcement of Certain Obligations.

Promptly following a request from the Indenture Trustee, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor, the Club Originator and the Servicer, as applicable, of each of their respective obligations to the Issuer under or in connection with the Sale Agreement and any other Transaction Document and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale Agreement or any other Transaction Document to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor, the Club Originator or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor, the Club Originator or the Servicer of each of their obligations under the Sale Agreement and the other Transaction Documents.

ARTICLE VII. THE INDENTURE TRUSTEE
SECTION 7.1. Certain Duties.

(a) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; except as expressly set forth herein, the Indenture Trustee shall have no obligation to monitor the performance of the Servicer under the Transaction Documents.

(b) In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture; provided,  however, the Indenture Trustee shall not be required to verify or recalculate the contents thereof.

(c) In case an Event of Default or a Servicer Event of Default (resulting in the appointment of the Indenture Trustee as successor Servicer) has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs; provided,  however, that no provision in this Indenture shall be construed to limit the obligations of the Indenture Trustee to provide notices under Section 7.2 hereof.

(d) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity acceptable to the Indenture Trustee (which may be in the form of written assurances) against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(e) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) this Section 7.1(e) shall not be construed to limit the effect of Section 7.1(a) and (b) hereof;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith unless it shall be proved that the Indenture Trustee shall have been negligent in ascertaining the pertinent facts; and

(iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of the requisite principal amount of the outstanding Notes, or in accordance with any written direction delivered to it under Sections 6.2(a), (b) or (c) hereof relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture.

(f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 7.1.

(g) The Indenture Trustee makes no representations or warranties with respect to the Timeshare Loans or the Notes or the validity or sufficiency of any assignment of the Timeshare Loans to the Issuer or to the Trust Estate.

(h) Notwithstanding anything to the contrary herein, the Indenture Trustee is not required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it.

SECTION 7.2. Notice of Events of Default.

The Indenture Trustee shall promptly (but, in any event, within three Business Days) notify the Issuer, the Servicer, each Rating Agency and the Noteholders upon a Responsible Officer obtaining actual knowledge of any event which constitutes an Event of Default or a Servicer Event of Default or would constitute an Event of Default or a Servicer Event of Default but for the requirement that notice be given or time elapse or both.

SECTION 7.3. Certain Matters Affecting the Indenture Trustee.

Subject to the provisions of Section 7.1 hereof:

(a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) Any request or direction of any Noteholders, the Issuer, or the Servicer mentioned herein shall be in writing;

(c) Whenever in the performance of its duties hereunder the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate or an Opinion of Counsel;

(d) The Indenture Trustee may consult with counsel, accountants and other experts, and the advice of such counsel, accountants and other experts or any Opinion of Counsel shall be deemed authorization in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;

(e) Prior to the occurrence of an Event of Default or after the curing of all Events of Default which may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper document, unless requested in writing so to do by Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes; provided,  however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the reasonable opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Indenture Trustee, shall be reimbursed by the Servicer upon demand;

(f) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian (which may be an Affiliate of the Indenture Trustee), and the Indenture Trustee shall not be liable for any acts or omissions of such agents, attorneys or custodians appointed with due care by it hereunder; and

(g) Delivery of any reports, information and documents to the Indenture Trustee provided for herein or any other Transaction Document is for informational purposes only (unless otherwise expressly stated), and the Indenture Trustee’s receipt of such shall not constitute constructive knowledge of any information contained therein or determinable from information contained therein, including the Servicer’s or the Issuer’s compliance with any of its representations, warranties or covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officer’s Certificates).

(h)In no event shall the Indenture Trustee be liable for any special, indirect, punitive or consequential damages.

(i)In no event shall the Indenture Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, act of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications, or computer systems or services.

(j)To help fight the funding of terrorism and money laundering activities, the Indenture Trustee may obtain, verify, and record information that identifies individuals or entities that establish a  relationship or open an account with the Indenture Trustee; the Indenture Trustee may ask for information reasonably necessary to identify the individual or entity who is establishing the relationship or opening the account; the Indenture Trustee may also ask for formation documents, such as articles of incorporation, an offering memorandum or other identifying document be provided to it.

(k)Any permissive right to take or refrain from taking action enumerated in this Indenture shall not be construed as a duty or obligation.

(l)In no event shall the Indenture Trustee have any responsibility to monitor compliance with or enforce compliance with the Risk Retention Rules.  The Indenture Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any Noteholder or other party for violation of such rules now or hereinafter in effect.

SECTION 7.4. Indenture Trustee Not Liable for Notes or Timeshare Loans.

(a) The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or any Transaction Document, the Notes (other than the authentication thereof) or of any Timeshare Loan.  The Indenture Trustee shall not be accountable for the use or application by the Issuer of funds paid to the Issuer in consideration of conveyance of the Timeshare Loans and related assets to the Trust Estate.

(b) The Indenture Trustee (in its capacity as Indenture Trustee) shall have no responsibility or liability for or with respect to the validity of any security interest in any property securing a Timeshare Loan; the existence or validity of any Timeshare Loan, the validity of the assignment of any Timeshare Loan to the Trust Estate or of any intervening assignment; the review of any Timeshare Loan, any Timeshare Loan File, the completeness of any Timeshare Loan File, the receipt by the Custodian of any Timeshare Loan, Timeshare Loan File, (it being understood that the Indenture Trustee has not reviewed and does not intend to review such matters); the performance or enforcement of any Timeshare Loan; the compliance by the Servicer or the Issuer with any covenant or the breach by the Servicer or the Issuer of any warranty or representation made hereunder or in any Transaction Document or the accuracy of any such warranty or representation; the acts or omissions of the Servicer, the Issuer or any Obligor; or any action of the Servicer or the Issuer taken in the name of the Indenture Trustee.

SECTION 7.5. Indenture Trustee May Own Notes.

The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not the Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may become the owner or pledgee of Notes with the same rights as it would have if it were not the Paying Agent, Note Registrar, co-registrar or co-paying agent.

SECTION 7.6. Indenture Trustee’s Fees and Expenses.

On each Payment Date, the Indenture Trustee shall be entitled to the Indenture Trustee Fee and reimbursement of out-of-pocket expenses incurred by it in connection with its responsibilities hereunder in the priorities provided in Sections 3.4 or 6.6 hereof, as applicable.

The Issuer shall indemnify, defend and hold the Indenture Trustee harmless from and against any liability, claim, damage, loss, fees or costs or expenses (including reasonable attorneys’ fees) incurred by the Indenture Trustee without negligence or bad faith on its part (as determined by a final non-appeal order from a court of competent jurisdiction), arising out of or in connection with the acceptance or administration of the office of the Indenture Trustee under this Indenture, including the costs of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and of defending any claim or bringing any claim to enforce the indemnification or other obligations of the Issuer.  The Indenture Trustee’s rights to indemnification shall survive the termination of this Indenture and the resignation or removal of the parties hereunder.

SECTION 7.7. Eligibility Requirements for Indenture Trustee.

The Indenture Trustee, hereunder shall at all times (a) be a corporation, depository institution, national banking association or trust company organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, (b) be subject to supervision or examination by federal or state authority, (c) be capable of maintaining an Eligible Bank Account, (d) have a long-term unsecured debt rating of not less than “Baa2” from Moody’s and “BBB” from S&P, and (e) shall be acceptable to Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes.  If such Person publishes reports of condition at least annually, pursuant to or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.7, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 7.7, the Indenture Trustee shall resign in the manner and with the effect specified in Section 7.8 hereof.

SECTION 7.8. Resignation or Removal of Indenture Trustee.

(a) The Indenture Trustee may at any time resign and be discharged with respect to the Notes by giving 60 days’ written notice thereof to the Servicer, the Issuer, each Rating Agency and the Noteholders.  Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Indenture Trustee not objected to by Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes within 30 days after prior written notice, by written instrument, with a copy delivered to each of the Issuer, the Servicer, each Rating Agency, the Noteholders, the successor Indenture Trustee and the predecessor Indenture Trustee.  If no successor Indenture Trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(b) If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 7.7 hereof and shall fail to resign after written request therefor by the Issuer, or if at any time the Indenture Trustee shall be legally unable to act, fails to perform in any material respect its obligations under this Indenture, or shall be adjudged as bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Issuer or Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes may direct the Issuer to remove the Indenture Trustee upon 30 days’ prior written notice.  If it removes the Indenture Trustee under the authority of the immediately preceding sentence, the Issuer shall promptly appoint a successor Indenture Trustee not objected to by Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes, within 30 days after prior written notice, by written instrument, with a copy delivered to each of the Issuer, the Servicer, the Noteholders, each Rating Agency, the successor Indenture Trustee and the predecessor Indenture Trustee.

(c) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section 7.8 shall not become effective until acceptance of appointment by the successor Indenture Trustee as provided in Section 7.9 hereof.

SECTION 7.9. Successor Indenture Trustee.

(a) Any successor Indenture Trustee appointed as provided in Section 7.8 hereof shall execute, acknowledge and deliver to each of the Servicer, the Issuer, each Rating Agency, the Noteholders and to its predecessor Indenture Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor Indenture Trustee hereunder with like effect as if originally named a Indenture Trustee.  The predecessor Indenture Trustee shall deliver or cause to be delivered to the successor Indenture Trustee or its custodian any Transaction Documents and statements held by it or its custodian hereunder; and the Servicer and the Issuer and the predecessor Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for the full and certain vesting and confirmation in the successor Indenture Trustee of all such rights, powers, duties and obligations.

(b) In case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes, the Issuer, the retiring Indenture Trustee and each successor Indenture Trustee with respect to the Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the retiring Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust Estate hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same allocated trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein and each such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes to which the appointment of such successor Indenture Trustee relates; but, on request of the Issuer or any successor Indenture Trustee, such retiring Indenture Trustee shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder with respect to the Notes of that or those to which the appointment of such successor Indenture Trustee relates.

Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor indenture trustee all such rights, powers and trusts referred to in the preceding paragraph.

(c) No successor Indenture Trustee shall accept appointment as provided in this Section 7.9 unless at the time of such acceptance such successor Indenture Trustee shall be eligible under the provisions of Section 7.7 hereof.

(d) Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 7.9, the Servicer shall mail notice of the succession of such Indenture Trustee hereunder to each Noteholder at its address as shown in the Note Register.  If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Indenture Trustee, the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Issuer and the Servicer.

SECTION 7.10. Merger or Consolidation of Indenture Trustee.

Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such Person shall be eligible under the provisions of Section 7.7 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 7.11. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a) At any time or times for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located or in which any action of the Indenture Trustee may be required to be performed or taken, the Indenture Trustee, the Servicer or the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes, by an instrument in writing signed by it or them, may appoint, at the reasonable expense of the Issuer and the Servicer, one or more Persons to act as separate trustee or separate trustees or co-trustee, acting jointly with the Indenture Trustee, of all or any part of the Trust Estate, to the full extent that local law makes it necessary for such separate trustee or separate trustees or co-trustee acting jointly with the Indenture Trustee to act.  Notwithstanding the appointment of any separate or co-trustee, the Indenture Trustee shall remain obligated and liable for the obligations of the Indenture Trustee under this Indenture.

(b) The Indenture Trustee and, at the request of the Indenture Trustee, the Issuer shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights, or duties to such separate trustee or separate trustees or co-trustee.  Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, he, she or they shall be vested with such title to the Trust Estate or any part thereof, and with such rights, powers, duties and obligations as shall be specified in the instrument of appointment, and such rights, powers, duties and obligations shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate trustee or separate trustees or co-trustees jointly with the Indenture Trustee subject to all the terms of this Indenture, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee, as the case may be.  Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Indenture Trustee its attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name.  In any case, if any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all assets, property, rights, power duties and obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Indenture Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.

(c) All provisions of this Indenture which are for the benefit of the Indenture Trustee shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 7.11.

(d) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act and the Indenture Trustee shall act, subject to the following provisions and conditions:  (i) all powers, duties and obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of monies shall be exercised solely by the Indenture Trustee; (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed and exercised or performed by the Indenture Trustee and such additional trustee or trustees and separate trustee or trustees jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Timeshare Properties in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees; (iii) no power hereby given to, or exercisable by, any such additional trustee or separate trustee shall be exercised hereunder by such trustee except jointly with, or with the consent of, the Indenture Trustee; and (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

If at any time, the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to such law, the Indenture Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee.

(e) Any request, approval or consent in writing by the Indenture Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

(f) Notwithstanding any other provision of this Section 7.11, the powers of any additional trustee or separate trustee shall not exceed those of the Indenture Trustee hereunder.
SECTION 7.12. Paying Agent and Note Registrar Rights.

So long as the Indenture Trustee is the Paying Agent, Trust Paying Agent and Note Registrar, the Paying Agent, Trust Paying Agent and Note Registrar shall be entitled to the rights, benefits and immunities of the Indenture Trustee as set forth in this Article VII to the same extent and as fully as though named in place of the Indenture Trustee herein.  The Paying Agent shall be compensated out of the Indenture Trustee Fee.

SECTION 7.13. Authorization.

The Issuer hereby authorizes and directs the Indenture Trustee to enter into the Lockbox Agreement.  Pursuant to the Lockbox Agreement, the Indenture Trustee agrees to cause to be established and maintained an account (the “Lockbox Account”) for the benefit of the Noteholders.  The Lockbox Account will be titled as required by the Lockbox Bank.  The Indenture Trustee is authorized and directed to act as titleholder of the Lockbox Account in accordance with the terms of the Lockbox Agreement for the benefit of the Noteholders with interests in the funds on deposit in such account.  In addition, the Indenture Trustee is hereby authorized to enter into, execute, deliver and perform under, each of the applicable Transaction Documents and the Depository Agreement.  The Lockbox Bank will be required to transfer and will be permitted to withdraw funds from the Lockbox Account in accordance with the Lockbox Agreement.

SECTION 7.14. Maintenance of Office or Agency.

The Indenture Trustee will maintain in the City of St. Paul, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Indenture Trustee in respect of the Notes and this Indenture may be served.  The Indenture Trustee will give prompt written notice to the Issuer, the Servicer and the Noteholders of the location, and of any change in the location, of any such office or agency or shall fail to furnish the Issuer or the Servicer with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

ARTICLE VIII. COVENANTS OF THE ISSUER
SECTION 8.1. Payment of Principal, Interest and Other Amounts.

The Issuer will cause the due and punctual payment of the principal of, and interest on, the Notes in accordance with the terms of the Notes and this Indenture.

SECTION 8.2. Eligible Timeshare Loans.

On each Transfer Date, each Subsequent Timeshare Loan or Qualified Substitute Timeshare Loan, as the case may be, shall be an Eligible Timeshare Loan.

SECTION 8.3. Money for Payments to Noteholders to Be Held in Trust.

(a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts pursuant to Sections 3.4 or 6.6 hereof shall be made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from the Collection Account for payments of the Notes shall be paid over to the Issuer under any circumstances, except as provided in this Section 8.3, in Section 3.4 or Section 6.6 hereof, as the case may be.

(b) In making payments hereunder, the Indenture Trustee will hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

(c) Except as required by applicable law, any money held by the Indenture Trustee or the Paying Agent on behalf of the Noteholders for the payment of any amount due with respect to any Note shall not bear interest and if remaining unclaimed for two years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, and so long as no Event of Default has occurred and is continuing, paid to the Issuer upon request; otherwise, such amounts shall be redeposited in the Collection Account as Available Funds, and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or the Paying Agent with respect to such trust money shall thereupon cease; provided,  however, that the Indenture Trustee or the Paying Agent, before being required to make any such repayment, shall cause to be published once, at the expense and direction of the Issuer, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.  The Indenture Trustee or the Paying Agent shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable) from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder.

(d) The Issuer will cause each Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee is the Paying Agent, it hereby so agrees), subject to the provisions of this Section 8.3, that such Paying Agent will:

(i) give the Indenture Trustee notice of any occurrence that is, or with notice or with the lapse of time or both would become, an Event of Default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(ii) at any time during the continuance of any such occurrence described in clause (i) above, upon the written request of the Indenture Trustee, pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iii) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

(iv) comply with all requirements of the Code, Treasury Regulations promulgated thereunder and any applicable state law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes (including FATCA Withholding Tax) imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such monies.

SECTION 8.4. Existence; Merger; Consolidation, etc.

(a) The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign business trust in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes or any of the Timeshare Loans.

(b) The Issuer shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requirements of law in the declaration and payment of distributions, and (iii) all requisite and appropriate formalities in the management of its business and affairs and the conduct of the transactions contemplated hereby.

(c) The Issuer shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person.

(d) The Issuer shall not become an “investment company” or under the “control” of an “investment company” as such terms are defined in the ’40 Act, and the rules and regulations thereunder (taking into account not only the general definition of the term “investment company” but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 8.4 if it shall have obtained an order exempting it from regulation as an “investment company” so long as it is in compliance with the conditions imposed in such order.

SECTION 8.5. Protection of Trust Estate; Further Assurances.

(a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

(i) grant more effectively the assets comprising all or any portion of the Trust Estate;
(ii) maintain or preserve the Lien of this Indenture or carry out more effectively the purposes hereof;

(iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Indenture Trustee in each of the Timeshare Loans and all other property included in the Trust Estate; provided, that the Issuer shall not be required to cause the recordation of the Indenture Trustee’s name as Lien holder on the related title documents for the Timeshare Properties so long as no Event of Default has occurred and is continuing;

(iv) enforce or cause the Servicer to enforce any of the Timeshare Loans in accordance with the Servicing Standard, provided,  however, the Issuer will not cause the Servicer to obtain on behalf of the Indenture Trustee or the Noteholders, any Timeshare Property or to take any actions with respect to any property the result of which would adversely affect the interests of the Indenture Trustee or the Noteholders (including, but not limited to, actions which would cause the Indenture Trustee or the related Noteholders to be considered a holder of title, mortgagee-in-possession, or otherwise, or an “owner” or “operator” of Property not in compliance with applicable environmental statutes); and

(v) preserve and defend title to the Timeshare Loans (including the right to receive all payments due or to become due thereunder), the interests in the Timeshare Properties, or other property included in the Trust Estate and preserve and defend the rights of the Indenture Trustee in the Trust Estate (including the right to receive all payments due or to become due thereunder) against the claims of all Persons and parties other than as permitted hereunder.

(b) The Issuer will not take any action and will use its commercially reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture or the Custodial Agreement or such other instrument or agreement.

(c) The Issuer may contract with or otherwise obtain the assistance of other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuer shall be deemed to be action taken by the Issuer, provided,  however, that no appointment of such Person shall relieve the Issuer of its duties and obligations hereunder.  Initially, the Issuer has contracted with the Servicer, the Indenture Trustee and the Custodian pursuant to this Indenture to assist the Issuer in performing its duties under this Indenture and the other Transaction Documents.

(d) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements included in the Trust Estate.

(e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Timeshare Loan (except to the extent otherwise provided in this Indenture or in the Timeshare Loan Documents) or the Transaction Documents, or waive timely performance or observance by the Servicer, the Indenture Trustee, the Custodian, the Paying Agent or the Depositor under this Indenture; and (ii) that any such amendment shall not (A) reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Noteholders of all the Outstanding Notes.  If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and the Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee, to execute and deliver, at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

The Issuer, upon the Issuer’s failure to do so, hereby irrevocably designates the Indenture Trustee and the Servicer, severally, its agents and attorneys-in-fact to execute any financing statement or continuation statement or Assignment of Mortgage required pursuant to this Section 8.5; provided,  however, that such designation shall not be deemed to create a duty of the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants, and provided,  further, that the duty of the Indenture Trustee or the Servicer to execute any instrument required pursuant to this Section 8.5 shall arise only if a Responsible Officer of the Indenture Trustee or the Servicer, as applicable, has Knowledge of any failure of the Issuer to comply with the provisions of this Section 8.5.

SECTION 8.6. Additional Covenants.
(a) The Issuer will not:
(i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture;

(ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes (other than amounts properly withheld from such payments under the Code or any applicable state law);

(iii) engage in any business or activity other than as permitted by this Indenture, the Trust Agreement and the other Transaction Documents and any activities incidental thereto, or amend the Trust Agreement as in effect on the Closing Date other than in accordance with Article XI thereof;

(iv) issue debt or obligations under any agreement other than this Indenture;

(v) incur or assume, directly or indirectly, any indebtedness, except for such indebtedness as may be incurred by the Issuer pursuant to this Indenture, or guaranty any indebtedness or other obligations of any Person (other than the Timeshare Loans), or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person (other than the Timeshare Loans);

(vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

(vii) (A) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics; liens and other liens that arise by operation of law, in each case, on any of the Resort Interests and arising solely as a result of an act or omission of the related Obligor) other than the Lien of this Indenture or (C) except as otherwise contemplated in this Indenture, permit the Lien of this Indenture (other than with respect to any Permitted Liens or such tax, mechanic’s or other lien) not to constitute a valid first priority security interest in the Trust Estate;

(viii) take any action or fail to take any actions which may cause the Issuer to be classified as (A) an association that is taxable as a corporation pursuant to Section 7701 of the Code, (B) a publicly traded partnership that is taxable as a corporation pursuant to Section 7704 of the Code or (C) a taxable mortgage pool that is taxable as a corporation pursuant to Section 7701(i) of the Code; or

(ix) change the location of its principal place of business or jurisdiction of organization without the prior notice to the Indenture Trustee and the Noteholders.

(b) Notice of Events of Default.  Immediately upon the Issuer having Knowledge of the existence of any condition or event which constitutes a Default or an Event of Default or a Servicer Event of Default, the Issuer shall deliver to the Indenture Trustee a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto.

(c) Report on Proceedings.  Promptly upon the Issuer’s becoming aware of (i) any proposed or pending investigation of it by any governmental authority or agency; or (ii) any pending or proposed court or administrative proceeding which involves or is reasonably likely to involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Issuer, the Issuer shall deliver to the Indenture Trustee a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits.

(d) Taxes.

The Issuer shall file all required tax returns in a timely manner and pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Trust Estate, except to the extent the Issuer is contesting the same in good faith and has set aside adequate reserves in accordance with GAAP for the payment thereof.

SECTION 8.7. Restricted Payments.

The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest to security in or of the Issuer, the Club Originator, the Depositor or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided,  however, that the Issuer may make, or cause to be made, payments and distributions to or on behalf of the Servicer, the Backup Servicer, the Lockbox Bank, the Club Originator, the Depositor, the Indenture Trustee, the Owner Trustee, the Administrator, the Custodian, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, this Indenture, the Sale Agreement, the Trust Agreement or the other Transaction Documents.  The Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Collection Account except in accordance with this Indenture and the other Transaction Documents.

SECTION 8.8. Further Instruments and Acts.

Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

ARTICLE IX. 76

SUPPLEMENTAL INDENTURES
SECTION 9.1. Supplemental Indentures.

(a) The Issuer, the Servicer, the Club Trustee, the Backup Servicer, the Indenture Trustee, the Paying Agent and the Custodian, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, without the consent of any Noteholder, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or to better assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture; provided, such action pursuant to this clause (i) shall not adversely affect the interests of the Noteholders in any respect; or

(ii) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of Section 7.9 hereof; or

(iii) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to conform the provisions herein to the descriptions set forth in the Offering Circular, or to make any other provisions with respect to matters or questions arising under this Indenture;

provided that any action pursuant to clauses (i), (ii) or (iii) shall not adversely affect the interests of any Noteholder.

(b) The Indenture Trustee shall promptly deliver, at least five Business Days prior to the effectiveness thereof, to each Noteholder and each Rating Agency, a copy of any supplemental indenture entered into pursuant to this Section 9.1(a).

SECTION 9.2. Supplemental Indentures with Consent of Noteholders.

(a) With the consent of Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes then Outstanding and by Act of said Noteholders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee may, pursuant to an Issuer Order, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, that no supplemental indenture shall, without the consent of the Noteholder of each Outstanding Note affected thereby,

(i) change the Stated Maturity or Payment Date of any Note or the amount of principal payments or interest payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity;

(ii) reduce the percentage of the Outstanding Note Balance or Adjusted Note Balance, the consent of the Noteholders of which is required for any supplemental indenture, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences;

(iii) modify any of the provisions of this Section 9.2 or Section 6.13 hereof except to increase any percentage of Noteholders required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

(iv) modify or alter the provisions of the proviso to the definition of the term “Outstanding”; or

(v) permit the creation of any lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate or terminate the Lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the Lien of this Indenture;

provided, no such supplemental indenture may modify or change any terms whatsoever of this Indenture that could be construed as increasing the Issuer’s or the Servicer’s discretion hereunder.

(b) The Indenture Trustee shall promptly deliver, at least five Business Days prior to the effectiveness thereof to each Noteholder and each Rating Agency, a copy of any supplemental indenture entered into pursuant to Section 9.2(a) hereof.

SECTION 9.3. Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture (a) pursuant to Section 9.1 hereof or (b) pursuant to Section 9.2 hereof without the consent of each Noteholder to the execution of the same, or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.1 hereof) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all conditions precedent have been satisfied.  The Indenture Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Indenture Trustee’s own rights, duties, obligations, or immunities under this Indenture or otherwise.

SECTION 9.4. Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Noteholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5. Reference in Notes to Supplemental Indentures.

Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture.  New Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X. REDEMPTION OF NOTES
SECTION 10.1. Optional Redemption; Election to Redeem.

The Servicer shall have the option to redeem not less than all of the Notes and thereby cause the early repayment of the Notes on any date after the Optional Redemption Date by payment of an amount equal to the Redemption Price and any amounts, fees and expenses that are required to be paid pursuant to Section 6.6(b) hereof (unless amounts in the Trust Accounts are sufficient to make such payments).

SECTION 10.2. Notice to Indenture Trustee.

The Servicer shall give written notice of its intention to redeem the Notes to the Indenture Trustee at least 15 days prior to the Redemption Date (unless a shorter period shall be satisfactory to the Indenture Trustee).

SECTION 10.3. Notice of Redemption by the Servicer.

Notices of redemption shall be given by the Servicer or by the Indenture Trustee at the Servicer’s direction by first class mail, postage prepaid, mailed not less than 15 days prior to the Redemption Date to each Noteholder, at the address listed in the Note Register and to each Rating Agency (unless a shorter period shall be satisfactory to the Indenture Trustee).  All notices of redemption shall state (a) the Redemption Date, (b) the Redemption Price, (c) that on the Redemption Date, the Redemption Price will become due and payable in respect of each Note, and that interest thereon shall cease to accrue if payment is made on the Redemption Date and (d) the office of the Indenture Trustee where the Notes are to be surrendered for payment of the Redemption Price.  Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

SECTION 10.4. Deposit of Redemption Price.

On or before the Business Day immediately preceding the Redemption Date, the Servicer shall deposit with the Indenture Trustee an amount equal to the Redemption Price and any amounts, fees and expenses that are required to be paid hereunder (less any portion of such payment to be made from funds held in any of the Trust Accounts).

SECTION 10.5. Notes Payable on Redemption Date.

Notice of redemption having been given as provided in Section 10.3 hereof and deposit of the Redemption Price with the Indenture Trustee having been made as provided in Section 10.4 hereof, the Notes shall on the Redemption Date, become due and payable at the Redemption Price, and, on such Redemption Date, such Notes shall cease to accrue interest.  The Indenture Trustee shall apply all available funds in accordance with Section 6.6(b) hereof and the Noteholders shall be paid the Redemption Price by the Indenture Trustee on behalf of the Servicer upon presentment and surrender of their Notes at the office of the Indenture Trustee.  If the Servicer shall have failed to deposit the Redemption Price with the Indenture Trustee, the principal and interest with respect to each Class of Notes shall, until paid, continue to accrue interest at their respective Note Rates.  The Servicer’s failure to deposit the Redemption Price shall not constitute an Event of Default hereunder.

ARTICLE XI. SATISFACTION AND DISCHARGE
SECTION 11.1. Satisfaction and Discharge of Indenture.

(a) This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Indenture Trustee, on demand of, and at the expense of, the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

(i) either:
(A)

all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.5 hereof and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.3(c) hereof) have been delivered to the Indenture Trustee for cancellation; or

(B)

the final installments of principal on all such Notes not theretofore delivered to the Indenture Trustee for cancellation (1) have become due and payable, or (2) will become due and payable at their Stated Maturity, as applicable within one year, and the Issuer has irrevocably deposited or caused to be deposited (out of Available

Funds or amounts received pursuant to Article X hereof) with the Indenture Trustee in trust an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity thereof;

(ii) the Issuer and the Servicer have paid or caused to be paid (out of Available Funds or amounts received pursuant to Article X hereof) all sums payable hereunder by the Issuer and the Servicer for the benefit of the Noteholders and the Indenture Trustee; and

(iii) the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

At such time, the Indenture Trustee shall deliver to the Issuer or at the Issuer’s direction all cash, securities and other property held by it as part of the Trust Estate other than funds deposited with the Indenture Trustee pursuant to Section 11.1(a)(i) hereof, for the payment and discharge of the Notes.

(b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Indenture Trustee under Section 7.6 hereof and, if money shall have been deposited with the Indenture Trustee pursuant to Section 11.1(a)(i) hereof, the obligations of the Indenture Trustee under Sections 11.2 and 8.3(c) hereof shall survive.

SECTION 11.2. Application of Trust Money; Repayment of Money Held by Paying Agent.

Subject to the provisions of Section 8.3(c) hereof, all money deposited with the Indenture Trustee pursuant to Sections 11.1 and 8.3 hereof shall be held on behalf of the Noteholders and applied by the Indenture Trustee in accordance with the provisions of the Notes, this Indenture and the Trust Agreement, to the payment, either directly or through a Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to the Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.4 hereof and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

SECTION 11.3. Trust Termination Date.

Upon the full application of (a) moneys deposited pursuant to this Article XI or (b) proceeds of the Timeshare Loans pursuant to Sections 3.4 or 6.6 hereof, the Trust Estate created by this Indenture shall be deemed to have terminated and all Liens granted hereunder shall be released.

ARTICLE XII. REPRESENTATIONS AND WARRANTIES AND COVENANTS
SECTION 12.1. Representations and Warranties of the Issuer.

The Issuer represents and warrants to the Indenture Trustee, the Servicer, the Backup Servicer and the Noteholders as of the Closing Date, as follows:

(a) Organization and Good Standing.  The Issuer has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as presently conducted and has the power and authority to own and convey all of its properties and to execute and deliver this Indenture and the other Transaction Documents and to perform the transactions contemplated hereby and thereby.

(b) Binding Obligation.  This Indenture and the other Transaction Documents to which it is a party have each been duly executed and delivered on behalf of the Issuer and this Indenture and each other Transaction Document to which it is a party constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights and by general principles of equity.

(c) No Consents Required.  No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Issuer of this Indenture or any of the other Transaction Documents or for the perfection of or the exercise by the Indenture Trustee or the Noteholders of any of their rights or remedies thereunder which have not been duly obtained.

(d) No Violation.  The consummation of the transaction contemplated by this Indenture and the fulfillment of the terms hereof shall not conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the organizational documents of the Issuer, or any indenture, agreement or other instrument to which the Issuer is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Indenture).

(e) No Proceedings.  There is no pending or, to the Issuer’s Knowledge, threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of any nature against or affecting the Issuer, its officers or directors, or the property of the Issuer, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Indenture or any of the other Transaction Documents, (ii) seeking to prevent the sale and assignment of any Timeshare Loan or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Issuer of this Indenture or any of the other Transaction Documents or the interests of the Noteholders, (B) the validity or enforceability of this Indenture or any of the other Transaction Documents, (C) any Timeshare Loan, or (D) the Intended Tax Characterization, or (iv) asserting a claim for payment of money adverse to the Issuer or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Indenture or any of the other Transaction Documents.

(f) Issuer Not Insolvent. The Issuer is solvent and will not become insolvent after giving effect to the transactions contemplated by this Indenture and each of the other Transaction Documents.

(g) Name.  The legal name of the Issuer is as set forth in the signature page of this Indenture and the Issuer does not have any trade names, fictitious names, assumed names or “doing business as” names.

(h) Eligible Timeshare Loans. Each Timeshare Loan subject to the Lien of this Indenture is an Eligible Timeshare Loan.

(i) Notes Authorized, Executed, Authenticated, Validly Issued and Outstanding.  The Notes have been duly and validly authorized, and when duly and validly executed by the Issuer and authenticated by the Indenture Trustee in accordance with the terms of this Indenture and delivered to and paid for by each Noteholder as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.

(j) Accuracy of Information.  The representations and warranties of the Issuer in the Transaction Documents are true and correct in all material respects as of the Closing Date and, except for representations and warranties expressly made as of a different date, each Transfer Date.

(k) Special Purpose.  The Issuer shall engage in no business, and take no actions with respect to any other transaction than the transactions contemplated by the Transaction Documents and will otherwise maintain its existence separate from the Depositor and all other entities as provided in its organizational documents.

(l) Securities Laws.  The Issuer (i) is not required to register as an “investment company” or a company “controlled” by an “investment company” within the meaning of the ’40 Act, (ii) will be relying on an exclusion or exemption from the definition of “investment company” under the ’40 Act contained in Section 3(c)(5) of the ’40 Act or Rule 3a-7 under the ’40 Act, although there may be additional exclusions or exemptions available to the Issuer, and (iii) is not a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended.

(m) Representations and Warranties Regarding Security Interest and Timeshare Loan Files.

(i) Payment of principal and interest on the Notes in accordance with their terms and the performance by the Issuer of all its obligations under this Indenture are secured by the Trust Estate.  The Grant contained in the “Granting Clause” of this

Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Trust Estate in favor of the Indenture Trustee, which security interest is prior to all other Liens arising under the UCC, and is enforceable as such against creditors of the Issuer, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(ii) The Timeshare Loans and the documents evidencing such Timeshare Loans constitute either “accounts”, “chattel paper”, “instruments” or “general intangibles” within the meaning of the applicable UCC.

(iii) The Issuer owns and has good and marketable title to the Trust Estate free and clear of any Lien, claim or encumbrance of any Person, except for Permitted Liens.

(iv) The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Trust Estate granted to the Indenture Trustee hereunder.

(v) All original executed copies of each Mortgage Note (or an executed Lost Note Affidavit related to such Mortgage Note) that constitute or evidence the Trust Estate have been or will be delivered to the Custodian and a Custodian's Certification therefor has been or will be issued, in accordance with the terms of the Custodial Agreement, to Bluegreen and the Indenture Trustee.

(vi) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate.  The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.

(vii) All financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Trust Estate contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party.”

(viii) None of the Mortgage Notes that constitute or evidence the Trust Estate has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

The foregoing representations and warranties in Section 12.01(m)(i) – (viii) shall remain in full force and effect and shall not be waived or amended until the Notes are paid in full or otherwise released or discharged.

(n) FATCA.

(i)To the Issuer’s knowledge, without investigation, the Indenture Trustee is not obligated, in respect of any payments to be made by it pursuant to this Indenture, to make any withholding or deduction of FATCA Withholding Tax.

(ii)The Issuer will request that Noteholders provide Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is potentially applicable, Noteholder FATCA Information to the Indenture Trustee.

(iii)The Issuer will require each Noteholder to agree that the Indenture Trustee has the right to withhold from any amount of interest or other amount (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder that fails to comply with the requirements of Section 3.7(i), which requirement the Issuer will have satisfied by virtue of Section 3.7 hereof.

SECTION 12.2. Representations and Warranties of the Servicer.

The initial Servicer hereby represents and warrants to the Indenture Trustee, the Issuer, the Backup Servicer and the Noteholders, as of the Closing Date, the following:

(a) Organization and Authority. The Servicer:
(i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida;

(ii) has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as contemplated by the Transaction Documents to which it is a party, to enter into the Transaction Documents to which it is a party and to perform its obligations under the Transaction Documents to which it is a party;

(iii) has made all filings and holds all material franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary, except where the failure to make such filing will not have a material adverse effect on the Servicer’s activities or its ability to perform its obligations under the Transaction Documents; and

(iv) is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under the Indenture makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on its business or its ability to perform its obligations under this Indenture or any other Transaction Document to which it is a party or under the transactions contemplated hereunder or thereunder or the validity or enforceability of any Timeshare Loans.

(b) Place of Business.  The address of the principal place of business and chief executive office of the Servicer is 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431 and there have been no other such locations during the immediately preceding four months.

(c) No Consents.  No consent, approval, order or authorization of, and no filing with or notice to, any court or other Governmental Authority in respect of the Servicer is required which has not been obtained in connection with the authorization, execution, delivery or performance by the Servicer of this Indenture or any of the other Transaction Documents to which the Servicer is a party or under the transactions contemplated hereunder or thereunder.

(d) Compliance with Other Instruments, etc.  The Servicer is not in violation of any term of its certificate of incorporation or by-laws.  The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party do not and will not (i) conflict with or violate the organizational documents of the Servicer, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets of the Servicer pursuant to the terms of any instrument or agreement to which the Servicer is a party or by which it is bound where such conflict would have a material adverse effect on the Servicer’s activities or its ability to perform its obligations under the Transaction Documents or (iii) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor in the Servicer.

(e) Compliance with Law.  The Servicer is in material compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect its business, earnings, properties or condition (financial or other).  The internal policies and procedures employed by the Servicer are in material compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations.  The execution, delivery and performance of the Transaction Documents to which it is a party do not and will not cause the Servicer to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency where such violation would, either individually or in the aggregate, materially adversely affect its business, earnings, properties or condition (financial or other).

(f) Pending Litigation or Other Proceedings.  Except as specified in SEC filings relating to the Servicer, there is no pending or, to the best of the Servicer’s Knowledge, threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or affecting the Servicer which, if decided adversely, would materially and adversely affect (i) the condition (financial or otherwise), business or operations of the Servicer, (ii) the ability of the Servicer to perform its obligations under, or the validity or enforceability of this Indenture or any other documents or transactions contemplated under this Indenture, (iii) any Timeshare Loan or title of any Obligor to any Timeshare Property pursuant to the applicable Owner Beneficiary Agreement or (iv) the Indenture Trustee’s ability to foreclose or otherwise enforce the Liens of the Timeshare Loans.

(g) Taxes. Except as described in SEC filings relating to the Servicer, the Servicer has timely filed all tax returns (federal, state and local) which are required to be filed 86 and has paid all taxes that have become due and payable, other than those which are being contested in good faith or where the failure to file or pay would not have a material adverse effect on the Servicer’s activities or its ability to perform its obligations under the Transaction Documents.

(h) Transactions in Ordinary Course. The transactions contemplated by this Indenture are in the ordinary course of business of the Servicer.
(i) Securities Laws. The Servicer is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the ’40 Act.

(j) Proceedings.  The Servicer has taken all action necessary to authorize the execution and delivery by it of the Transaction Documents to which it is a party and the performance of all obligations to be performed by it under the Transaction Documents.

(k) Defaults.  The Servicer is not in default under any material agreement, contract, instrument or indenture to which it is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body, which default would have a material adverse effect on the transactions contemplated hereunder; and to the Servicer’s Knowledge, no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

(l) Insolvency.  The Servicer is solvent.  Prior to the date hereof, the Servicer did not, and is not about to, engage in any business or transaction for which any property remaining with the Servicer would constitute an unreasonably small amount of capital.  In addition, the Servicer has not incurred debts that would be beyond the Servicer’s ability to pay as such debts matured.

(m) No Consents.  No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is, was or will be required for the valid execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party.  The Servicer has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Servicer of its respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Servicer.

(n) Name.  The legal name of the Servicer is as set forth in the signature page of this Indenture and the Servicer does not have any trade names, fictitious names, assumed names or “doing business as” names other than “Bluegreen Patten Corporation” in North Carolina, and “Bluegreen Corporation of Massachusetts” in Louisiana.

(o) Information.  No document, certificate or report furnished by the Servicer, in writing, pursuant to this Indenture or in connection with the transactions contemplated hereby, contains or will contain when furnished any untrue statement of a material fact or fails or will fail to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  There are no facts relating to the Servicer as of the Closing Date which when taken as a whole, materially adversely affect the financial condition or assets or business of the Servicer, or which may impair the ability of the Servicer to perform its obligations under this Indenture, which have not been disclosed herein or in the certificates, the Offering Circular and other documents furnished by or on behalf of the Servicer pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.

(p) [Reserved].
SECTION 12.3. Representations and Warranties of the Indenture Trustee.

The Indenture Trustee hereby represents and warrants to the Servicer, the Issuer, the Backup Servicer and the Noteholders as of the Closing Date, the following:

(a) The Indenture Trustee is a national banking association duly organized and validly existing under the laws of the United States.

(b) The execution and delivery of this Indenture and the other Transaction Documents to which the Indenture Trustee is a party, and the performance and compliance with the terms of this Indenture and the other Transaction Documents to which the Indenture Trustee is a party by the Indenture Trustee, will not violate the Indenture Trustee’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material agreement or other material instrument to which it is a party or by which it is bound.

(c) Except to the extent that the laws of certain jurisdictions in which any part of the Trust Estate may be located require that a co-trustee or separate trustee be appointed to act with respect to such property as contemplated herein, the Indenture Trustee has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Indenture and the other Transaction Documents, has duly authorized the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party, and has duly executed and delivered this Indenture and the other Transaction Documents to which it is a party.

(d) This Indenture, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and the rights of creditors of banks and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e) The Indenture Trustee is not in violation of, and its execution and delivery of this Indenture and the other Transaction Documents to which it is a party and its performance and compliance with the terms of this Indenture and the other Transaction Documents to which it is a party will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Indenture Trustee’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Indenture Trustee to perform its obligations under any Transaction Document to which it is a party.

(f) No litigation is pending or, to the best of the Indenture Trustee’s knowledge, threatened against the Indenture Trustee that, if determined adversely to the Indenture Trustee, would prohibit the Indenture Trustee from entering into any Transaction Document to which it is a party or, in the Indenture Trustee’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Indenture Trustee to perform its obligations under any Transaction Document to which it is a party.

(g) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Indenture Trustee of or compliance by the Indenture Trustee with the Transaction Documents to which it is a party or the consummation of the transactions contemplated by the Transaction Documents has been obtained and is effective.

SECTION I.1. Multiple Roles.

The parties expressly acknowledge and consent to U.S. Bank National Association, acting in the multiple roles of Indenture Trustee, the Paying Agent, the Note Registrar, the successor Servicer (in the event the Backup Servicer shall not serve as the successor Servicer) and the Custodian.  U.S. Bank National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by U.S. Bank National Association of express duties set forth in this Indenture in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto, except in the case of negligence (other than errors in judgment) and willful misconduct by U.S. Bank National Association.

SECTION I.2. [Reserved].
SECTION 12.4. Covenants of the Club Trustee.

Until the date on which each Class of Notes has been paid in full, the Club Trustee hereby covenants that:

(a) No Conveyance.  The Club Trustee agrees not to convey any Resort Interest (as defined in the Club Trust Agreement) in the Club relating to a Timeshare Loan unless the Indenture Trustee shall have issued an instruction to the Club Trustee pursuant to Section 8.07(c) of the Club Trust Agreement in connection with its exercise of its rights as an Interest

Holder Beneficiary (as defined in the Club Trust Agreement) under Section 7.02 of the Club Trust Agreement.
(b) Separate Corporate Existence. The Club Trustee shall:

(i) maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Club Trustee will not be diverted to any other Person or for other than trust or corporate uses of the Club Trustee, as applicable;

(ii) ensure that, to the extent that it shares the same officers or other employees as any of its stockholders, beneficiaries or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

(iii) ensure that, to the extent that the Club Trustee and the Servicer (together with their respective stockholders or Affiliates) jointly do business with vendors or service providers or share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Club Trustee and the Servicer (together with their respective shareholders or Affiliates) do business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Club Trustee and any of its Affiliates shall be only on an arms’ length basis;

(iv) to the extent that the Club Trustee and any of its stockholders, beneficiaries or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses; and

(v) conduct its affairs strictly in accordance with the Club Trust Agreement or its amended and restated articles of incorporation, as applicable, and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special shareholders’, trustees’ and directors’ meetings appropriate to authorize all trust and corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

(c) Merger or Consolidation.  The Club Trustee shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the Person formed by such consolidation or into which the Club Trustee, as the case may be, has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Club Trustee, as the case may be, as an entirety, can lawfully perform the obligations of the Club Trustee hereunder and executes and delivers to the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Indenture Trustee which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Club Trustee under this Indenture.

(d) Corporate Matters. Notwithstanding any other provision of this Section 12.6 and any provision of law, the Club Trustee shall not do any of the following:
(i) engage in any business or activity other than as set forth herein or in or as contemplated by the Club Trust Agreement or its amended and restated articles of incorporation, as applicable;

(ii) without the affirmative vote of a majority of the members of the board of directors (or Persons performing similar functions) of the Club Trustee (which must include the affirmative vote of at least one duly appointed Independent Director (as defined in the Club Trust Agreement)), (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, (G) terminate the Club Managing Entity as manager under the Club Management Agreement or (H) take any corporate action in furtherance of the actions set forth in clauses (A) through (G) above; provided,  however, that no director may be required by any shareholder or beneficiary of the Club Trustee to consent to the institution of bankruptcy or insolvency proceedings against the Club Trustee so long as it is solvent;

(iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity; or

(iv) with respect to the Club Trustee, amend or otherwise modify its amended and restated articles of incorporation or any definitions contained therein in a manner adverse to the Indenture Trustee or any Noteholder without the prior written consent of the Indenture Trustee.

(e) The Club Trustee shall not incur any indebtedness other than (i) trade payables and operating expenses (including taxes) incurred in the ordinary course of business or (ii) in connection with servicing Resort Interests included in the Club’s trust estate in the ordinary course of business consistent with past practices; provided, that in no event shall the Club Trustee incur indebtedness for borrowed money.

SECTION 12.5. Representations and Warranties of the Backup Servicer.

The Backup Servicer hereby represents and warrants to the Indenture Trustee, the Issuer, the Servicer and the Noteholders, as of the Closing Date, the following:

(a)Corporate Representations.

(i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona;

(ii) has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as contemplated by the Transaction Documents to which it is a party, to enter into the Transaction Documents to which it is a party and to perform its obligations under the Transaction Documents to which it is a party; and

(iii) has made all filings and holds all material franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary, except where the failure to make such filing will not have a material adverse effect on the Backup Servicer activities or its ability to perform its obligations under the Transaction Documents.

(f) Place of Business.  The address of the principal place of business and chief executive office of the Backup Servicer is as set forth in Section 13.3 hereof and there have been no other such locations during the immediately preceding four months.

(g) Compliance with Other Instruments, etc.  The Backup Servicer is not in violation of any term of its certificate of incorporation and by-laws.  The execution, delivery and performance by the Backup Servicer of the Transaction Documents to which it is a party do not and will not (i) conflict with or violate the organizational documents of the Backup Servicer, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets of the Backup Servicer pursuant to the terms of any instrument or agreement to which the Backup Servicer is a party or by which it is bound where such conflict would have a material adverse effect on the Backup Servicer’s activities or its ability to perform its obligations under the Transaction Documents or (iii) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor in the Backup Servicer.

(h) Compliance with Law. The Backup Servicer is in material compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it is 92 subject, the violation of which, either individually or in the aggregate, could materially adversely affect its business, earnings, properties or condition (financial or other).  The internal policies and procedures employed by the Backup Servicer are in material compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations.  The execution, delivery and performance of the Transaction Documents to which it is a party do not and will not cause the Backup Servicer to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency where such violation would, either individually or in the aggregate, materially adversely affect its business, earnings, properties or condition (financial or other).

(i) Pending Litigation or Other Proceedings.  There is no pending or, to the best of the Backup Servicer’s Knowledge, threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or affecting the Backup Servicer which, if decided adversely, would materially and adversely affect (i) the condition (financial or otherwise), business or operations of the Backup Servicer, (ii) the ability of the Backup Servicer to perform its obligations under, or the validity or enforceability of this Indenture or any other documents or transactions contemplated under this Indenture, (iii) any property or title of any Obligor to any property or (iv) the Indenture Trustee’s ability to foreclose or otherwise enforce the Liens of the Timeshare Loans.

(j) Taxes.  The Backup Servicer has timely filed all tax returns (federal, state and local) which are required to be filed and has paid all taxes that have become due and payable, other than those which are being contested in good faith or where the failure to file or pay would not have a material adverse effect on the Backup Servicer’s activities or its ability to perform its obligations under the Transaction Documents.

(k) Transactions in Ordinary Course. The transactions contemplated by this Indenture are in the ordinary course of business of the Backup Servicer.
(l) Securities Laws. The Backup Servicer is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the ’40 Act.

(m) Proceedings.  The Backup Servicer has taken all action necessary to authorize the execution and delivery by it of the Transaction Documents to which it is a party and the performance of all obligations to be performed by it under the Transaction Documents.

(n) Defaults.  The Backup Servicer is not in default under any material agreement, contract, instrument or indenture to which it is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body, which default would have a material adverse effect on the transactions contemplated hereunder; and to the Backup Servicer’s Knowledge, no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

(o) Insolvency. The Backup Servicer is solvent. Prior to the date hereof, the Backup Servicer did not, and is not about to, engage in any business or transaction for which any 93 property remaining with the Backup Servicer would constitute an unreasonably small amount of capital.  In addition, the Backup Servicer has not incurred debts that would be beyond the Backup Servicer’s ability to pay as such debts matured.

(p) No Consents.  No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is, was or will be required for the valid execution, delivery and performance by the Backup Servicer of the Transaction Documents to which it is a party.  The Backup Servicer has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Backup Servicer of its respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Backup Servicer.

(q) Name.  The legal name of the Backup Servicer is as set forth in the signature page of this Indenture.  Except for Blackwell Recovery, the Backup Servicer does not have any trade names, fictitious names, assumed names or “doing business as” names.

(r) Information.  No document, certificate or report furnished by the Backup Servicer, in writing, pursuant to this Indenture or in connection with the transactions contemplated hereby, contains or will contain when furnished any untrue statement of a material fact or fails or will fail to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  There are no facts relating to the Backup Servicer as of the Closing Date which when taken as a whole, materially adversely affect the financial condition or assets or business of the Backup Servicer, or which may impair the ability of the Backup Servicer to perform its obligations under this Indenture or any other Transaction Document to which it is a party, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of the Backup Servicer pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.

ARTICLE XIII. MISCELLANEOUS
SECTION 13.1. Officer’s Certificate and Opinion of Counsel as to Conditions Precedent.

Upon any request or application by the Issuer (or any other obligor in respect of the Notes) to the Indenture Trustee to take any action under this Indenture, the Issuer (or such other obligor) shall furnish to the Indenture Trustee:

(a) an Officer’s Certificate (which shall include the statements set forth in Section 13.2 hereof) stating that all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(b) at the request of the Indenture Trustee, an Opinion of Counsel (which shall include the statements set forth in Section 13.2 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

SECTION 13.2. Statements Required in Certificate or Opinion.

Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a) a statement that the Person making such certificate or opinion has read such covenant or condition;
(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him/her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.
SECTION 13.3. Notices.

(a) All communications, instructions, directions and notices to the parties thereto shall be (i) in writing (which may be by facsimile transmission or electronic confirmable means, followed by delivery of original documentation within one Business Day), (ii) effective when received and (iii) delivered or mailed first class mail, postage prepaid to it at the following address:

If to the Issuer:

BXG Receivables Note Trust 2017-A
c/o Wilmington Trust Company

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Corporate Trust Administration

Fax: (302) 636-4140

with a copy to:

Taylor English Duma LLP

1600 Parkwood Circle Suite 400

Atlanta, Georgia 30339

Attention: Mark I. Sanders, Esq.

Fax: (770) 434-7376

If to the Club Trustee:

Vacation Trust, Inc.
4950 Communication Avenue
Suite 900
Boca Raton, Florida 33431
Attention: General Counsel’s Office

Fax: (561) 912-7999

If to the Servicer:

Bluegreen Corporation

4960 Conference Way North, Suite 100
Boca Raton, Florida 33431
Attention:  Anthony M. Puleo, Senior Vice President, CFO and Treasurer

Fax: (561) 912-8123

with a copy to:

Taylor English Duma LLP

1600 Parkwood Circle Suite 400

Atlanta, Georgia 30339

Attention: Mark I. Sanders, Esq.

Fax: (770) 434-7376

If to the Backup Servicer:

Concord Servicing Corporation

4150 North Drinkwater Blvd

Suite 200

Scottsdale, Arizona 85251

Attention: General Counsel

Email Address: syurkiw@concordservicing.com

If to the Indenture Trustee and Paying Agent:

(a) for Note transfer purposes and presentment of the Notes for final payment thereon, the corporate office of the Indenture Trustee:

U.S. Bank National Association

111 Fillmore Avenue East

EP-MN-WS2N

St. Paul, Minnesota 55107

Attention: Bondholder Services, Ref: BXG 2017-A

(b) for all other purposes, the corporate office of the Indenture Trustee:

U.S. Bank National Association

60 Livingston Avenue

EP-MN-WS3D

St. Paul, Minnesota 55107

Attention: Global Structured Finance – BXG 2017-A

Telephone Number: (651) 466-5359

Email Address: timothy.matyi@usbank.com

If to the Rating Agencies:

Standard & Poor’s Ratings Services,

a Standard & Poor’s Financial Services LLC business

55 Water Street, 41st Floor

New York, New York 10041-0003

Attention: Structured Credit Surveillance

Email Address: Servicer_Reports@standardandpoors.com

DBRS, Inc.

140 Broadway, 35th Floor

New York, NY 10005

Attention: ABS Surveillance

Email Address: abs_surveillance@dbrs.com

The parties hereto agree that all communications, reports, notices and any other item sent to the Rating Agencies pursuant to this Indenture shall simultaneously be emailed to bxgnt2017anjrq@17g5.com.

or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received.

(b) All communications and notices described hereunder to a Noteholder shall be in writing and delivered or mailed first class mail, postage prepaid or overnight courier at the address shown in the Note Register.  The Indenture Trustee agrees to deliver or mail to each Noteholder upon receipt, all notices and reports that the Indenture Trustee may receive hereunder and under any Transaction Documents.  Unless otherwise provided herein, the Indenture Trustee may consent to any requests received under such documents or, at its option, follow the directions of Noteholders representing at least 66-2/3% of the Adjusted Note Balance of each Class of Notes within 30 days after prior written notice to the Noteholders.  All notices to Noteholders (or any Class thereof) shall be sent simultaneously.  Expenses for such communications and notices shall be borne by the Servicer.

SECTION 13.4. No Proceedings.

The Noteholders, the Servicer, the Indenture Trustee, the Custodian, the Club Trustee and the Backup Servicer each hereby agrees that it will not, directly or indirectly institute, or cause to be instituted, against the Issuer, the Trust Estate or the Depositor any proceeding of the type referred to in Sections 6.1(d) and (e) hereof, so long as there shall not have elapsed one year plus one day after payment in full of the Notes.

SECTION 13.5. Limitation of Liability of Owner Trustee.

Notwithstanding anything contained herein or in any other Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee on behalf of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer and the Trust Estate, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

BXG RECEIVABLES NOTE TRUST 2017-A,

By:Wilmington Trust Company, as Owner Trustee

By:____________________________________

Name:

Title:

BLUEGREEN CORPORATION,

as Servicer

By:____________________________________

Name:

Title:

CONCORD SERVICING CORPORATION,

as Backup Servicer

By:____________________________________

Name:

Title:

VACATION TRUST, INC.,
as Club Trustee

By:____________________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee and Paying Agent

By:____________________________________

Name:

Title:

1

U.S. BANK NATIONAL ASSOCIATION,
as Custodian

By:____________________________________

Name:

Title:

Final

EXHIBIT A

FORM OF NOTES

CLASS A NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN BY ITS ACCEPTANCE HEREOF AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $50,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER OR TRANSFEREE IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE SERVICER, THE BACKUP SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS NOTE NOR THE UNDERLYING TIMESHARE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED

IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO RESALE OR OTHER TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE OR ANY INTEREST HEREIN ON BEHALF OF OR WITH THE ASSETS OF, ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR (B) NO "PROHIBITED TRANSACTION" UNDER ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW THAT IS NOT SUBJECT TO A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION AND NO VIOLATION OF SIMILAR LAW WILL OCCUR IN CONNECTION WITH THE PURCHASER'S OR SUCH TRANSFEREE'S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.  EACH PURCHASER OR TRANSFEREE OF THIS NOTE, BY ITS ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REFERENCED HEREIN.

BXG RECEIVABLES NOTE TRUST 2017-A
TIMESHARE LOAN-BACKED NOTES, SERIES 2017-A, CLASS A

RULE 144A GLOBAL NOTE

Note Rate: 2.95%
Initial Payment Date: July 3, 2017
Stated Maturity: October 4, 2032
Initial Note Balance: Up to U.S. $88,775,000
Note No: 1
CUSIP No: 05607B AA9
ISIN No: US05607BAA98

FOR VALUE RECEIVED, BXG Receivables Note Trust 2017-A, a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to $88,775,000 in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of June 6, 2017 (the “Indenture”), by and among the Issuer, Bluegreen Corporation, as servicer, Vacation Trust, Inc., as club trustee, Concord Servicing Corporation, as backup servicer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), custodian and paying agent, and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan-Backed Note, Series 2017-A, Class A (this “Class A Note”) until paid in full, on the dates and in the amounts provided in the Indenture.  Capitalized terms used but not defined herein shall have the meanings given them in the “Standard Definitions” attached as Annex A to the Indenture.

By its holding of this Class A Note, the Holder shall be deemed to accept the terms of the Indenture and agrees to be bound thereby.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Class A Note is one of a duly authorized issue of notes of the Issuer designated as its “Timeshare Loan-Backed Notes, Series 2017-A, Class A” and issued under the Indenture.

This Class A Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture.  The amounts owed under this Class A Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.

If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class A Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture.  Notice of such declaration will be given by mail to holders of the Class A Notes, as their names and addresses appear in the Note Register, as provided in the Indenture.  Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A Note shall terminate.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class A Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding.  The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class A Notes, at the time Outstanding, on behalf of all of the Class A Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the holder of this Class A Note shall be conclusive and binding upon such holder and upon all future holders of this Class A Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A Note.

Each Class A Note may be issued only in registered form and only in minimum denominations of at least $50,000 and integral multiples of $1,000 in excess thereof; provided,  however, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.4 of the Indenture of any Class A Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class A Note with a denomination less than $50,000.  The holder of this Class A Note is deemed to acknowledge that the Class A Notes may be purchased and transferred only in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof and that this Class A Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class A Note having a beneficial interest below such authorized denominations.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A Note is registered as the owner hereof for all purposes, whether or not this Class A Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

No transfer of this Class A Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following:  (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee (other than the Initial Purchasers and their respective initial transferees) in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee (other than the Initial Purchasers and their respective initial transferees) in a letter in the form of Exhibit B attached to the Indenture; or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.  None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.

Each Note Owner, by its acceptance of its beneficial interest in this Class A Note, will be deemed to have acknowledged, represented to and agreed with the Issuer and the Initial Purchasers, each of the statements set forth in items 1 through 11 of Exhibit B attached to the Indenture.

Interests in this Class A Note may be exchanged for an interest in the corresponding Temporary Regulation S Global Note or Regulation S Global Note, in each case subject to the restrictions specified in the Indenture.

Notwithstanding the foregoing, for so long as this Class A Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class A Note shall be made through the book-entry facilities of DTC.

The Indenture and this Class A Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.

Dated:  June      , 2017

BXG RECEIVABLES NOTE TRUST 2017-A

By:  Wilmington Trust Company, solely
in its capacity as Owner Trustee

By:___________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within mentioned Indenture.

Dated:  June      , 2017

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:___________________________
Name:
Title:

CLASS B NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN BY ITS ACCEPTANCE HEREOF AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $50,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER OR TRANSFEREE IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE SERVICER, THE BACKUP SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS NOTE NOR THE UNDERLYING TIMESHARE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED

IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO RESALE OR OTHER TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE OR ANY INTEREST HEREIN ON BEHALF OF OR WITH THE ASSETS OF, ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR (B) NO "PROHIBITED TRANSACTION" UNDER ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW THAT IS NOT SUBJECT TO A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION AND NO VIOLATION OF SIMILAR LAW WILL OCCUR IN CONNECTION WITH THE PURCHASER'S OR SUCH TRANSFEREE'S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.  EACH PURCHASER OR TRANSFEREE OF THIS NOTE, BY ITS ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REFERENCED HEREIN.

THIS NOTE IS SUBORDINATE TO ONE OR MORE CLASSES OF NOTES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

BXG RECEIVABLES NOTE TRUST 2017-A
TIMESHARE LOAN-BACKED NOTES, SERIES 2017-A, CLASS B

RULE 144A GLOBAL NOTE

Note Rate: 3.59%
Initial Payment Date: July 3, 2017
Stated Maturity: October 4, 2032
Initial Note Balance: Up to U.S. $31,415,000
Note No: 1
CUSIP No: 05607B AB7
ISIN No: US05607BAB71

FOR VALUE RECEIVED, BXG Receivables Note Trust 2017-A a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to $31,415,000 in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of June 6, 2017 (the “Indenture”), by and among the Issuer, Bluegreen Corporation, as servicer, Vacation Trust, Inc., as club trustee, Concord Servicing Corporation, as backup servicer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), custodian and paying agent, and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan-Backed Note, Series 2017-A, Class B (this “Class B Note”) until paid in full, on the dates and in the amounts provided in the Indenture.  Capitalized terms used but not defined herein shall have the meanings given them in the “Standard Definitions” attached as Annex A to the Indenture.

By its holding of this Class B Note, the Holder shall be deemed to accept the terms of the Indenture and agrees to be bound thereby.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Class B Note is one of a duly authorized issue of notes of the Issuer designated as its “Timeshare Loan-Backed Notes, Series 2017-A, Class B” and issued under the Indenture.

This Class B Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture.  The amounts owed under this Class B Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.

If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class B Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture.  Notice of such declaration will be given by mail to holders of the Class B Notes, as their names and addresses appear in the Note Register, as provided in the Indenture.  Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class B Note shall terminate.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class B Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding.  The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class B Notes, at the time Outstanding, on behalf of all of the Class B Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the holder of this Class B Note shall be conclusive and binding upon such holder and upon all future holders of this Class B Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note.

Each Class B Note may be issued only in registered form and only in minimum denominations of at least $50,000 and integral multiples of $1,000 in excess thereof; provided,  however, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.4 of the Indenture of any Class B Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class B Note with a denomination less than $50,000.  The holder of this Class B Note is deemed to acknowledge that the Class B Notes may be purchased and transferred only in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof and that this Class B Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class B Note having a beneficial interest below such authorized denominations.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

No transfer of this Class B Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee (other than the Initial Purchasers and their respective initial transferees) in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee (other than the Initial Purchasers and their respective initial transferees) in a letter in the form of Exhibit B attached to the Indenture; or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule

144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.  None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.

Each Note Owner, by its acceptance of its beneficial interest in this Class B Note, will be deemed to have acknowledged, represented to and agreed with the Issuer and the Initial Purchasers, each of the statements set forth in items 1 through 11 of Exhibit B attached to the Indenture.

Interests in this Class B Note may be exchanged for an interest in the corresponding Temporary Regulation S Global Note or Regulation S Global Note, in each case subject to the restrictions specified in the Indenture.

Notwithstanding the foregoing, for so long as this Class B Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class B Note shall be made through the book-entry facilities of DTC.

The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.

Dated: June      , 2017

BXG RECEIVABLES NOTE TRUST 2017-A

By:  Wilmington Trust Company, solely
in its capacity as Owner Trustee

By:___________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes referred to in the within mentioned Indenture.

Dated: June      , 2017

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:___________________________
Name:
Title:

CLASS A NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN BY ITS ACCEPTANCE HEREOF AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $50,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER OR TRANSFEREE IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE SERVICER, THE BACKUP SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS NOTE NOR THE UNDERLYING TIMESHARE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED

IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO RESALE OR OTHER TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE OR ANY INTEREST HEREIN ON BEHALF OF OR WITH THE ASSETS OF, ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR (B) NO "PROHIBITED TRANSACTION" UNDER ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW THAT IS NOT SUBJECT TO A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION AND NO VIOLATION OF SIMILAR LAW WILL OCCUR IN CONNECTION WITH THE PURCHASER'S OR SUCH TRANSFEREE'S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.  EACH PURCHASER OR TRANSFEREE OF THIS NOTE, BY ITS ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REFERENCED HEREIN.

[THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A PERMANENT REGULATION S GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE. PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

BXG RECEIVABLES NOTE TRUST 2017-A
TIMESHARE LOAN-BACKED NOTES, SERIES 2017-A, CLASS A

[TEMPORARY] REGULATION S GLOBAL NOTE

Note Rate: 2.95%
Initial Payment Date: July 3, 2017
Stated Maturity: October 4, 2032
Initial Note Balance: Up to U.S. $88,775,000
Note No: 1
CUSIP No: U1223C AA7
ISIN No: USU1223CAA72

FOR VALUE RECEIVED, BXG Receivables Note Trust 2017-A, a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to $88,775,000 in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of June 6, 2017 (the “Indenture”), by and among the Issuer, Bluegreen Corporation, as servicer, Vacation Trust, Inc., as club trustee, Concord Servicing Corporation, as backup servicer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), custodian and paying agent, and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan-Backed Note, Series 2017-A, Class A (this “Class A Note”) until paid in full, on the dates and in the amounts provided in the Indenture.  Capitalized terms used but not defined herein shall have the meanings given them in the “Standard Definitions” attached as Annex A to the Indenture.

By its holding of this Class A Note, the Holder shall be deemed to accept the terms of the Indenture and agree to be bound thereby.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Class A Note is one of a duly authorized issue of notes of the Issuer designated as its “Timeshare Loan-Backed Notes, Series 2017-A, Class A” and issued under the Indenture.

This Class A Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture.  The amounts owed under this Class A Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.

If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class A Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture.  Notice of such declaration will be given by mail to holders of the Class A Notes, as their names and addresses appear in the Note Register, as provided in the Indenture.  Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A Note shall terminate.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class A Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding.  The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class A Notes, at the time Outstanding, on behalf of all of the Class A Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by such holder of this Class A Note shall be conclusive and binding upon such holder and upon all future holders of this Class A Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A Note.

Each Class A Note may be issued only in registered form and only in minimum denominations of at least $50,000 and integral multiples of $1,000 in excess thereof; provided,  however, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.4 of the Indenture of any Class A Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class A Note with a denomination less than $50,000.  The holder of this Class A Note is deemed to acknowledge that the Class A Notes may be purchased and transferred only in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof and that this Class A Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class A Note having a beneficial interest below such authorized denominations.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A Note is registered as the owner hereof for all purposes, whether or not this Class A Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

No transfer of this Class A Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following:  (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee (other than the Initial Purchasers and their respective initial transferees) in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee (other than the Initial Purchasers and their respective initial transferees) in a letter in the form of Exhibit B attached to the Indenture; or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule

144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.  None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.

Each Note Owner, by its acceptance of its beneficial interest in this Class A Note, will be deemed to have acknowledged, represented to and agreed with the Issuer and the Initial Purchasers, each of the statements set forth in items 1 through 11 of Exhibit B attached to the Indenture.

Interests in this Class A Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.

[On or after the 40th day after the later of the Closing Date and the commencement of the offering of the Notes, interests in this Temporary Regulation S Global Note may be exchanged (free of charge) for interests in a permanent Regulation S Global Note.  The permanent Regulation S Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Regulation S Global Note in respect of which there shall have been presented to DTC by Euroclear or Clearstream a certification to the effect that it has received from or in respect of a person entitled to an interest (as shown by its records) a certification that the beneficial interests in such Temporary Regulation S Global Note are owned by persons who are not U.S. persons (as defined in Regulation S).]

Notwithstanding the foregoing, for so long as this Class A Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class A Note shall be made through the book-entry facilities of DTC.

The Indenture and this Class A Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.

Dated: June      , 2017

BXG RECEIVABLES NOTE TRUST 2017-A

By:  Wilmington Trust Company, solely
in its capacity as Owner Trustee

By:___________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within mentioned Indenture.

Dated: June      , 2017

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:___________________________
Name:
Title:

CLASS B NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN BY ITS ACCEPTANCE HEREOF AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $50,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER OR TRANSFEREE IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE SERVICER, THE BACKUP SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS NOTE NOR THE UNDERLYING TIMESHARE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN BELOW.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED

IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO RESALE OR OTHER TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE OR ANY INTEREST HEREIN ON BEHALF OF OR WITH THE ASSETS OF, ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR (B) NO "PROHIBITED TRANSACTION" UNDER ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW THAT IS NOT SUBJECT TO A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION AND NO VIOLATION OF SIMILAR LAW WILL OCCUR IN CONNECTION WITH THE PURCHASER'S OR SUCH TRANSFEREE'S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.  EACH PURCHASER OR TRANSFEREE OF THIS NOTE, BY ITS ACCEPTANCE OF THIS NOTE OR ANY INTEREST HEREIN, WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REFERENCED HEREIN.

THIS NOTE IS SUBORDINATE TO ONE OR MORE CLASSES OF NOTES OF THE SAME SERIES AS AND TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

[THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A PERMANENT REGULATION S GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE. PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

BXG RECEIVABLES NOTE TRUST 2017-A
TIMESHARE LOAN-BACKED NOTES, SERIES 2017-A, CLASS B

[TEMPORARY] REGULATION S GLOBAL NOTE

Note Rate: 3.59%
Initial Payment Date: July 3, 2017
Stated Maturity: October 4, 2032
Initial Note Balance: Up to U.S. $31,415,000
Note No: 1
CUSIP No: U1223C AB5
ISIN No: USU1223CAB55

FOR VALUE RECEIVED, BXG Receivables Note Trust 2017-A a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to $31,415,000 in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of June 6, 2017 (the “Indenture”), by and among the Issuer, Bluegreen Corporation, as servicer, Vacation Trust, Inc., as club trustee, Concord Servicing Corporation, as backup servicer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), custodian and paying agent, and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan-Backed Note, Series 2017-A, Class B (this “Class B Note”) until paid in full, on the dates and in the amounts provided in the Indenture.  Capitalized terms used but not defined herein shall have the meanings given them in the “Standard Definitions” attached as Annex A to the Indenture.

By its holding of this Class B Note, the Holder shall be deemed to accept the terms of the Indenture and agree to be bound thereby.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Class B Note is one of a duly authorized issue of notes of the Issuer designated as its “Timeshare Loan-Backed Notes, Series 2017-A, Class B” and issued under the Indenture.

This Class B Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture.  The amounts owed under this Class B Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.

If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class B Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture.  Notice of such declaration will be given by mail to holders of the Class B Notes, as their names and addresses appear in the Note Register, as provided in the Indenture.  Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class B Note shall terminate.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class B Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding.  The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class B Notes, at the time Outstanding, on behalf of all of the Class B Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by such holder of this Class B Note shall be conclusive and binding upon such holder and upon all future holders of this Class B Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note.

Each Class B Note may be issued only in registered form and only in minimum denominations of at least $50,000 and integral multiples of $1,000 in excess thereof; provided,  however, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.1(b) of the Indenture of any Class B Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class B Note with a denomination less than $50,000.  The holder of this Class B Note is deemed to acknowledge that the Class B Notes may be purchased and transferred only in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof and that this Class B Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class B Note having a beneficial interest below such authorized denominations.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

No transfer of this Class B Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following:  (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee (other than the Initial Purchasers and their respective initial transferees) in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee (other than the Initial Purchasers and their respective initial transferees) in a letter in the form of Exhibit B attached to the Indenture; or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule

144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.  None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.

Each Note Owner, by its acceptance of its beneficial interest in this Class B Note, will be deemed to have acknowledged, represented to and agreed with the Issuer and the Initial Purchasers, each of the statements set forth in items 1 through 11 of Exhibit B attached to the Indenture.

Interests in this Class B Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.

[On or after the 40th day after the later of the Closing Date and the commencement of the offering of the Notes, interests in this Temporary Regulation S Global Note may be exchanged (free of charge) for interests in a permanent Regulation S Global Note.  The permanent Regulation S Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Regulation S Global Note in respect of which there shall have been presented to DTC by Euroclear or Clearstream a certification to the effect that it has received from or in respect of a person entitled to an interest (as shown by its records) a certification that the beneficial interests in such Temporary Regulation S Global Note are owned by persons who are not U.S. persons (as defined in Regulation S).]

Notwithstanding the foregoing, for so long as this Class B Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class B Note shall be made through the book-entry facilities of DTC.

The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.

Dated:  June     , 2017

BXG RECEIVABLES NOTE TRUST 2017-A

By:  Wilmington Trust Company, solely
in its capacity as Owner Trustee

By:___________________________
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes referred to in the within mentioned Indenture.

Dated:  June     , 2017

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:___________________________
Name:
Title:

EXHIBIT B

FORM OF INVESTOR REPRESENTATION LETTER

INVESTOR REPRESENTATION LETTER

BXG RECEIVABLES NOTE TRUST 2017-A

Timeshare Loan-Backed Notes, Series 2017-A, Class ___

BXG Receivables Note Trust 2017-A

c/o Wilmington Trust Company

1100 North Market Square

Wilmington, Delaware 19890

U.S. Bank National Association, as Indenture Trustee of BXG Receivables Note Trust 2017-A

60 Livingston Avenue

St. Paul, Minnesota 55107

Ladies and Gentlemen:

______________________ (the “Purchaser”) hereby represents and warrants to you in connection with its purchase of $_________ in principal amount of the above-captioned notes (the “Notes”) as follows:

1.  The Purchaser (A)(i) is a qualified institutional buyer, and has delivered to you the certificate substantially in the form attached hereto as Annex I or Annex II, as applicable, (ii) is aware that the sale to it is being made in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and (iii) is acquiring the Notes for its own account or for the account of a qualified institutional buyer, (B)(i) is an institutional accredited investor purchasing the Notes on the Closing Date and has delivered to you the certificate in substantially the form attached hereto as Annex III, (ii) is aware that the sale is being made as an unregistered Rule 144A eligible resale and (iii) is acquiring the Notes for its own account, or (C) is not a U.S. person (as defined in Regulation S under the Securities Act) and is purchasing the Notes in an offshore transaction pursuant to Regulation S.  The Purchaser is purchasing the Notes for investment purposes and not with a view to, or for, offer or sale in connection with a public distribution or in any other manner that would violate the Securities Act or applicable state securities laws.

2.  The Purchaser understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act and that (A) if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes,  such Notes may be offered, resold, pledged or otherwise transferred in minimum denominations of $50,000 and in integral multiples of $1,000 in excess thereof, and only (i) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A of the Securities Act, (ii) outside the United States in a transaction complying with the provisions of Rule 903 or 904 (as applicable) of Regulation S under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), or (iv) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (iv) in accordance with any applicable securities laws of any State of the United States and any other applicable jurisdiction, and that (B) the Purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes from it of the resale restrictions referred to in (A) above.

3.  The Purchaser understands that the Notes will, until the Notes may be resold pursuant to Rule 144(b)(1) of the Securities Act, unless otherwise agreed by the Indenture Trustee and the holder thereof, bear a legend substantially to the following effect:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN BY ITS ACCEPTANCE HEREOF AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $50,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II)

OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

4.  The Purchaser understands that any Note offered in reliance on Regulation S will, during the 40-day period commencing on the day after the later of the commencement of the offering and the date of original issuance of the Notes, bear a legend substantially to the following effect:

THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A PERMANENT REGULATION S GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE. PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Following the 40-day period, interests in a Regulation S Temporary Global Note will be exchanged for interests in a Regulation S Permanent Global Note.

5.   If the Purchaser is purchasing any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and has full power to make acknowledgments, representations and agreements contained herein on behalf of such account(s).

6.  Reference is made to the Offering Circular, dated May 24, 2017, related to the Notes.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Offering Circular.  The Purchaser has received a copy of the Offering Circular and such other information, if any, requested by the Purchaser, has had full opportunity to review such information and has received information necessary to verify such information.  The Purchaser represents that in making its investment decision to acquire the Notes, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including the addressees of this letter, except as expressly contained in the Offering Circular and in the other written information, if any, referred to in the preceding sentence.  The Purchaser acknowledges that it has read and agreed to the matters stated on pages (ii) and (iii) of the Offering Circular and information therein, including the restrictions on duplication and circulation of the Offering Circular.

7.  The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

8.  The Purchaser understands that the Issuer, the Initial Purchasers and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements contained in this letter and agrees that if any of the foregoing acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Initial Purchasers.

9.  The Notes and any interests therein may not be sold or transferred to, and each Purchaser by its purchase of the Notes or interests therein, and such person directing such Purchaser in its fiduciary and individual capacity, shall be deemed to have represented and covenanted that it is not acquiring the Notes or interests therein for or on behalf of or with the assets of, and will not transfer the Notes or interests therein to, any employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA or any other “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), or any entity whose underlying assets include plan assets by reason of an employee benefit plan’s or plan’s investment in such entity, or any plan that is subject to any substantially similar provision of federal, state or local law (“Similar Law”), except that such purchase for or on behalf of or with assets of a plan shall be permitted:

(i)to the extent such purchase is made by or on behalf of a bank collective investment fund maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total assets in such collective investment fund, and the other applicable conditions of Prohibited Transaction Class Exemption 91-38 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes or interests therein and all such conditions will continue to be satisfied thereafter;

(ii)to the extent such purchase is made by or on behalf of an insurance company pooled separate account maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total of all assets in such pooled separate account, and the other applicable conditions of Prohibited Transaction Class Exemption 90-1 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes or interests therein and all such conditions will continue to be satisfied thereafter;

(iii)to the extent such purchase is made on behalf of a plan by a “qualified professional asset manager”, as such term is described and used in Prohibited Transaction Class Exemption 84-14 issued by the Department of Labor (as  amended), and the assets of such plan when combined with the assets of other plans established or maintained by the same employer (or affiliate thereof) or employee organization and managed by such qualified professional asset manager do not represent more than 20% of the total client assets managed by such qualified professional asset manager at the time of the transaction, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes or interests therein and all such conditions will continue to be satisfied thereafter;

(iv) to the extent such plan is a governmental plan (as defined in Section 3 (32) of ERISA) which is not subject to the provisions of Title I of ERISA or Sections 401, 501 and 4975 of the Code and such purchase is not a violation of Similar Laws;

(v) to the extent such purchase is made by or on behalf of an insurance company general account in which the reserves and liabilities for the general account contracts held by or on behalf of any plan, together with any other plans maintained by the same employer (or its affiliates) or employee organization, do not exceed 10% of the total reserves and liabilities of the insurance company general account (exclusive of separate account liabilities), plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of the insurer, in accordance with Prohibited Transaction Class Exemption 95-60, and the other applicable conditions of such exemption are otherwise satisfied as of the date of the acquisition of the Notes or interests therein and all such conditions will continue to be satisfied thereafter;

(vi)to the extent such purchase is made by an in-house asset manager within the meaning of Part IV(a) of Prohibited Transaction Class Exemption 96-23 (as amended) and such manager has made or properly authorized the decision for such plan to purchase Notes or interests therein, under circumstances such that Prohibited Transaction Class Exemption 96-23 (as amended) is applicable to the purchase, holding and disposition of such Notes or interests therein and all of the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of such Notes and all such conditions will continue to be satisfied thereafter; or

(vii)to the extent such purchase will not otherwise give rise to a transaction described in Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory, regulatory or administrative exemption is unavailable or be a violation of Similar Law.

The Purchaser, described in the preceding clauses, further represents and agrees that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Issuer, the Originators, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Administrator, the Custodian, the Backup Servicer, the Lockbox Bank or the Initial Purchasers, or by any affiliate of any such person.

10.  The Purchaser will treat the Notes as indebtedness for all tax purposes, except as otherwise required by law.

11.  The Purchaser, by acceptance of the Notes or an interest in the Notes, shall be deemed by such acceptance to have agreed to provide the Issuer and the Indenture Trustee or the applicable withholding agent (or any agent of the foregoing) with any information or documentation that is required for purposes of withholding (including under FATCA), including but not limited to IRS Form W-9 (or applicable successor form) in the case of a person that is a United States Person, as defined in Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a United States Person, or is otherwise necessary (in the sole determination of the Issuer, the Indenture Trustee or other agent for the Issuer, as applicable) to enable the Issuer, the Indenture Trustee or the applicable withholding agent (or any agent of the foregoing) (i) to determine their duties and liabilities with respect to any taxes they may be required to withhold (including federal withholding, backup withholding or pursuant to FATCA) in respect of such Note or Noteholder or beneficial interest therein or (ii) to otherwise comply with withholding requirements (including federal withholding, backup withholding or pursuant to FATCA), and to update any such information or documentation promptly upon learning that any such information or documentation previously provided (collectively, the "Noteholder Reporting Obligations") has become incorrect or inaccurate or upon the Issuer's, the Indenture Trustee's, or the applicable withholding agent’s (or any agent of the foregoing) request. Each such beneficial owner of a Note or interest therein will be deemed to acknowledge and agree that the Issuer may provide such information and any other information concerning its investment in the Notes to the IRS.  In addition, each such beneficial owner of a Note or interest therein will be deemed to acknowledge and agree that the Issuer and the Indenture Trustee or the applicable withholding agent’s (or any agent of the foregoing)has the right under the Indenture to withhold applicable taxes (and interest and penalties related thereto) (without any corresponding indemnification or gross-up, provided that the withheld amounts are properly remitted to the appropriate taxing authority) from payments made to any such beneficial owner of an interest in a Note that fails to comply with the Noteholder Reporting Obligations.  Further, the Purchaser and subsequent transferee of Notes, by their action of purchasing or otherwise becoming a transferee of Notes, will be deemed to understand and acknowledge that the Issuer has the right, under certain circumstances, to enter into one or more supplemental indentures or amend the Indenture to enable the Issuer to achieve FATCA compliance.  The Purchaser and subsequent transferee of Notes or interest therein will be deemed to acknowledge and agree that the Issuer may provide such information and any other information concerning its investment in the Notes to the IRS. In addition, the Purchaser and subsequent transferee of Notes, by their action of purchasing or otherwise becoming a transferee of Notes, will be deemed to understand and acknowledge that each of the Issuer and the Indenture Trustee has the right, under the Indenture, to withhold (without any corresponding indemnification or gross-up, provided that the withheld amounts are properly remitted to the appropriate taxing authority) on any payments made to beneficial owner of an interest in a Note that fails to comply with the Noteholder Reporting Obligations.

12.  The Purchaser acknowledges that, under the Indenture, Notes (or beneficial interests therein) may be purchased and transferred only in authorized denominations -- i.e., a minimum denomination of $50,000 and integral multiplies of $1,000 in excess thereof.  The Purchaser covenants that the Purchaser will neither (i) transfer Notes (or beneficial interests therein) in less than the authorized denominations nor (ii) transfer Notes (or beneficial interests therein) where the result would be to reduce the Purchaser's remaining holdings of Notes (or beneficial interests therein) below the authorized denominations.

13.  By execution hereof, the Purchaser agrees to be bound, as Noteholder, by all of the terms, covenants and conditions of the Indenture and the Notes.

The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned.  If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

Executed at __________, ______________, this ___ day of _____________________, 20__.

_________________________________

Purchaser's Signature

_________________________________

Purchaser’s Name and Title (Print)

_________________________________

Address of Purchaser

_________________________________

Purchaser’s Taxpayer Identification or Social Security Number

ANNEX I TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), BXG Receivables Note Trust 2017-A and U.S. Bank National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:

1.As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”).

2.The Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Purchaser owned and/or invested on a discretionary basis $                      in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A) [Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser is a dealer, and, in that case, Purchaser must own and/or invest on, a discretionary basis at least $10,000,000 in securities.] and (ii) the Purchaser satisfies the criteria in the category marked below.

□Corporation, etc.  The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

□Bank.  The Purchaser (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

□Savings and Loan.  The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

□Broker-dealer.  The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

□Insurance Company.  The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

□State or Local Plan.  The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

□ERISA Plan.  The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

□Investment Advisor.  The Purchaser is an investment advisor registered under the Investment Advisers Act of 1940.

□Other.  (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies.  Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

3.The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser did not include any of the securities referred to in this paragraph.

4.For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser, unless the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.  Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction.  However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934.

5.The Purchaser acknowledges that it is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

Will the Purchaser be purchasing the Transferred Note only for the Purchaser's own account?	Yes	No

6.If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.

7.The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Purchaser's purchase of the Transferred Note will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Purchaser is a bank or savings and loan as provided above, the Purchaser agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Purchaser

By:___________________________

Name:_________________________

Title:________________________

ANNEX II TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), BXG Receivables Note Trust 2017-A and U.S. Bank National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:

1.As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”) or, if the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because the Purchaser is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2.The Purchaser is a “qualified institutional buyer” as defined in Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Purchaser alone owned and/or invested on a discretionary basis, or the Purchaser's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year.  For purposes of determining the amount of securities owned by the Purchaser or the Purchaser's Family of Investment Companies, the cost of such securities was used, unless the Purchaser or any member of the Purchaser's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

□The Purchaser owned and/or invested on a discretionary basis $              in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

□The Purchaser is part of a Family of Investment Companies which owned in the aggregate $              in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, or owned by the Purchaser's Family of Investment Companies, the securities referred to in this paragraph were excluded.

5.The Purchaser is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A.

Will the Purchaser be purchasing the Transferred Note only for the Purchaser's own account?	Yes	No

6.If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.

7.The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Purchaser's purchase of the Transferred Note will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Purchaser or Adviser

By:

Name:

Title:

IF AN ADVISER:

Print Name of Purchaser

Date:

ANNEX III

INSTITUTIONAL ACCREDITED INVESTOR STATUS UNDER SEC REGULATION D

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), BXG Receivables Note Trust 2017-A and U.S. Bank National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:

1.As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, other executive officer of the entity purchasing the Transferred Note (the “Purchaser”).

2.The Purchaser is an “accredited investor” as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (“Regulation D”) because the Purchaser satisfies the criteria in the category marked below.

ºBank.  The Purchaser is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official.

ºSavings and Loan.  The Purchaser is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institution.

ºBroker-dealer.  The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

ºInsurance Company.  The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

ºInvestment Company.  The Purchaser is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

ºSmall Business Investment Company.  The Purchaser is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

ºState or Local Plan.  The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees having total assets in excess of $5,000,000.

ºERISA Plan.  The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000,  or if a self directed plan, with investment decisions made solely by persons who are accredited investors.

ºPrivate Business Development Company.  The Purchaser is a Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

ºEntities with 5,000,000 in Assets.  The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Notes, with total assets of $5,000,000.

ºTrusts.  The Purchaser is a trust with total assets of $5,000,000, not formed for the purpose of acquiring the Notes, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Notes.

3.The Purchaser represents and warrants that the offer and sale to, and the purchase by, the Purchaser of the Transferred Note will not require registration under the blue sky laws of the Purchaser’s state of residency or any other state because the Purchaser is an “institutional investor”, “accredited investor”, “qualified investor” or similarly defined party, offers and sales of securities to which are exempt from registration, under such states’ blue sky laws. The Purchaser understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on an exemption from registration from the Securities Act of 1933.

4.The Purchaser is purchasing the Transferred Note only for the Purchaser's own account.

5.The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Purchaser's purchase of the Transferred Note will constitute a reaffirmation of this certification as of the date of such purchase.

Print Name of Purchaser

By:___________________________

Name:_________________________

Title:________________________

EXHIBIT C

FORM OF TRANSFER CERTIFICATE FOR RULE 144A GLOBAL NOTES TO
REGULATION S GLOBAL NOTES DURING THE RESTRICTED PERIOD

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RULE 144A GLOBAL NOTE TO REGULATION S
GLOBAL NOTE DURING THE RESTRICTED PERIOD

U.S. Bank National Association

111 East Filmore Avenue

St. Paul, MN 55107

EP-MN-WS2N

Attention: Bondholder Services - BXG 2017-A

Re:BXG Receivables Note Trust 2017-A; Transfer of Note

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of June 6, 2017 (the “Indenture”), by and among BXG Receivables Note Trust 2017-A (the “Issuer”), Bluegreen Corporation (the “Servicer”), Vacation Trust, Inc., Concord Servicing Corporation, as backup servicer, and U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and as custodian and paying agent.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US $[__] aggregate Outstanding Note Balance of Notes, Class __ (the “Notes”) which are held in the form of the Rule 144A Global Note (CUSIP No. __________) with the Depository in the name of [insert name of transferor] (the “Transferor”).  The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No. __________) to be held with [Euroclear] [Clearstream]* (Common Code No. ___________) through the Depository.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:

1.	(1)the offer of the Notes was not made to a person in the United States,
2.

(2)[at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States], **

3.	(3)the transferee is not a U.S. Person within the meaning of Rule 902(k) of Regulation S nor a Person acting for the account or benefit of a U.S. Person,
4.	(4)no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable,
5.	(5)the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and
6.	(6)upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depository through [Euroclear] [Clearstream]. *

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.

[Insert Name of Transferor]

By:_____________________________________________________________________________________________________________________________________________
Name:
Title:

Dated:

EXHIBIT D

FORM OF TRANSFER CERTIFICATE FOR RULE 144A GLOBAL
NOTES TO REGULATION S GLOBAL NOTES AFTER RESTRICTED PERIOD

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RULE 144A GLOBAL NOTE TO REGULATION S
GLOBAL NOTE AFTER THE RESTRICTED PERIOD

U.S. Bank National Association

111 East Filmore Avenue

St. Paul, MN 55107

EP-MN-WS2N

Attention: Bondholder Services - BXG 2017-A

Re:BXG Receivables Note Trust 2017-A; Transfer of Note

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of June 6, 2017 (the “Indenture”), by and among BXG Receivables Note Trust 2017-A (the “Issuer”), Bluegreen Corporation (the “Servicer”), Vacation Trust, Inc., Concord Servicing Corporation, as backup servicer, and U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and as custodian and paying agent.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US $[__] aggregate Outstanding Note Balance of Notes, Class __  (the “Notes”) which are held in the form of the Rule 144A Global Note (CUSIP No. __________) with the Depository in the name of [insert name of transferor] (the “Transferor”).  The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No. __________) to be held with [Euroclear] [Clearstream]* (Common Code No. ___________) through the Depository.

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and, (i) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Transferor does hereby certify that:

7.	(1)the offer of the Notes was not made to a person in the United States,
8.

(2)[at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States];* **

9.	(3)no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable; and
10.	(4)the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act,

or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Notes being transferred are eligible for resale by the Transferor  pursuant to Rule 144(b)(1) under the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.

[Insert Name of Transferor]

By:_____________________________________________________________________________________________________________________________________________
Name:
Title:

Dated:

EXHIBIT E

FORM OF TRANSFER CERTIFICATE FOR REGULATION S GLOBAL
NOTES TO 144A GLOBAL NOTES DURING RESTRICTED PERIOD

E - 1

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM REGULATION S GLOBAL NOTE
TO RULE 144A GLOBAL NOTE DURING THE RESTRICTED PERIOD

U.S. Bank National Association

111 East Filmore Avenue

St. Paul, MN 55107

EP-MN-WS2N

Attention: Bondholder Services - BXG 2017-A

Re:BXG Receivables Note Trust 2017-A; Transfer of Note

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of June 6, 2017 (the “Indenture”), by and among BXG Receivables Note Trust 2017-A (the “Issuer”), Bluegreen Corporation (the “Servicer”), Vacation Trust, Inc., Concord Servicing Corporation, as backup servicer, and U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and as custodian and paying agent.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US $[___] aggregate Outstanding Note Balance of Notes, Class __ (the “Notes”) which are held in the form of the Regulation S Global Note (CUSIP No. __________) with [Euroclear] [Clearstream]* (Common Code No. __________) through the Depository in the name of [insert name of transferor] (the “Transferor”).  The Transferor has requested a transfer of such beneficial interest in the Notes for an interest in the Regulation 144A Global Note (CUSIP No. __________).

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture, and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.

[Insert Name of Transferor]

By:_____________________________________________________________________________________________________________________________________________
Name:
Title:

Dated:

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EXHIBIT F

FORM OF TRANSFER CERTIFICATE FOR
REGULATION S GLOBAL NOTES DURING RESTRICTED PERIOD

F-1

FORM OF TRANSFER CERTIFICATE FOR REGULATION S
GLOBAL CERTIFICATE DURING RESTRICTED PERIOD

U.S. Bank National Association

111 East Filmore Avenue

St. Paul, MN 55107

EP-MN-WS2N

Attention: Bondholder Services - BXG 2017-A

Re:BXG Receivables Note Trust 2017-A; Transfer of Note

Ladies and Gentlemen:

This certificate is delivered pursuant to Section 2.4 of the Indenture, dated as of June 6, 2017 (the “Indenture”), by and among BXG Receivables Note Trust 2017-A (the “Issuer”), Bluegreen Corporation (the “Servicer”), Vacation Trust, Inc., Concord Servicing Corporation, as backup servicer, and U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and as custodian and paying agent, in connection with the transfer by _______________ of a beneficial interest of $__________ Outstanding Note Balance in a Regulation S Global Note, Class __ during the Restricted Period to the undersigned (the “Transferee”).  The Transferee desires to beneficially own such transferred interest in the form of the Regulation S Global Certificate.   Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

In connection with such transfer the Transferee does hereby certify that it is outside the United States, not a “U.S. Person” (within the meaning of Rule 902(k) of Regulation S under the Securities Act of 1933, as amended), it is not a Person acting for the account or benefit of a U.S. Person and the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.

[Insert Name of Transferee]

By:_____________________________________________________________________________________________________________________________________________
Name:
Title:

Dated:

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EXHIBIT G

CREDIT POLICY

Customer financing on sales of timeshare interests requires (a) that the obligor (which may include one or more persons) has made total payments (comprised of a down payment and/or principal payments) by cash, check, credit card or otherwise of at least 10% (or 20% in limited circumstances) of the actual purchase price of the timeshare property (which down payment may, (i) in the case of upgrade club loans or conversion in connection with an introductory loan be represented in whole or in part by the principal payments and down payment made on, as applicable, such related original club loan or the related introductory loan since its date of origination, (ii) in the case of an upgrade or a conversion in connection with an introductory product, be represented in whole or in part by the amount paid where the obligor has paid in full, whether at the point of sale or otherwise for the original timeshare property or introductory product, as applicable, or (iii) in the case of no equity loans, may be represented by equity from a previous purchase), (b) an executed mortgage note and mortgage or, in the case of sales in the La Cabana Resort, an owner beneficiary agreement, and (c) other closing documents between the originator and the purchaser.  Bluegreen Corporation and its affiliates, as applicable, (together the “Company”) encourages purchasers to make increased down payments by offering a lower interest rate.  Purchasers who participate in the Company’s pre-authorized checking payment plan receive a 1% discount in the interest rate, where allowed by applicable laws and regulations.

Prior to December 15, 2008, the Company’s customer financing was not subject to any significant loan underwriting criteria and no FICO® score was obtained prior to extending credit. The Company implemented a formal FICO® score-based credit underwriting program effective December 15, 2008. Following implementation, the Company no longer provided financing to customers with FICO® scores below 500 and new customers with FICO® scores between 500 and 599 were required to make a minimum cash down payment of 20%. Effective January 1, 2010, the Company increased its credit underwriting standards and no longer provided financing to new customers with FICO® scores below 575 and new customers with FICO® scores between 575 and 599 were required to make a minimum cash down payment of 20%.  Effective March 29, 2017, the Company has temporarily further increased its credit underwriting standards to no longer provide financing to new customers with FICO® scores below 600. Interest rates may vary due to transaction sizes, FICO® scores and/or other factors. The Company may, from time to time, offer certain introductory products with FICO® scores and finance terms that are intended to be held in the Company’s portfolio. Additionally, the Company may provide financing to customers with no FICO® scores who make a minimum down payment.

G-1

EXHIBIT H

FORM OF MONTHLY SERVICER REPORT

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EXHIBIT I

SERVICING OFFICER’S CERTIFICATE

I-1

OFFICER’S CERTIFICATE

The undersigned, a Servicing Officer of Bluegreen Corporation (the “Servicer”), based on the information available on the date of this Certificate, does hereby certify as follows:

1.I am a Servicing Officer of the Servicer who has been authorized to issue this officer’s certificate on behalf of the Servicer.

2.I have reviewed the data contained in the Monthly Servicer Report for the Due Period ended ______, _____ and the computations reflected in the Monthly Servicer Report attached hereto as Schedule A are true, correct and complete.

All capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the “Standard Definitions” found in Annex A of the Indenture.

BLUEGREEN CORPORATION

By:___________________________________
Name:
Title:

Date:

I-2

EXHIBIT J

FORM OF INVESTOR CERTIFICATION

J-1

INVESTOR CERTIFICATION

Date:

U.S. Bank National Association, as Indenture Trustee of BXG Receivables Note Trust 2017-A

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention:Corporate Trust Services

BXG Receivables Note Trust 2017-A

In accordance with Section 3.5 of the Indenture (the “Indenture”), dated as of June 6, 2017, by and among BXG Receivables Note Trust 2017-A as issuer (the “Issuer”), Bluegreen Corporation, as servicer, Vacation Trust, Inc., as club trustee, Concord Servicing Corporation, as backup servicer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), custodian and paying agent, with respect to the Issuer’s Timeshare Loan-Backed Notes, Series 2017-A (the “Notes”), the undersigned hereby certifies and agrees as follows:

1.The undersigned is a beneficial owner of $__________ in principal balance of the Timeshare Loan-Backed Notes, Series 2017-A, Class ___.

2.The undersigned is requesting a password pursuant to Section 3.5 of the Indenture for access to certain information (the “Information”) on the Indenture Trustee’s website.

3.In consideration of the Indenture Trustee’s disclosure to the undersigned of the Information, or the password in connection therewith, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in connection with the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Indenture Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.

4.The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Notes pursuant to Section 5 of the Securities Act.

5.The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Issuer, the Servicer and the Indenture Trustee for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

6.Capitalized terms used by not defined herein shall have the respective meanings assigned thereto in the Indenture.

In Witness Whereof, the undersigned has caused its name to be signed hereby by its duly authorized officer, as of the day and year written above.

___________________________________________________________________________________________________________________________________________________________

Beneficial Owner

By:_______________________________________________________________________________________________________________________________________________________

Title:_____________________________________________________________________________________________________________________________________________________

Company:_________________________________________________________________________________________________________________________________________________

Phone:___________________________________________________________________________________________________________________________________________________

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EXHIBIT K

FORM OF ROAP WAIVER LETTER

FORM OF ROAP WAIVER LETTER

Date:

U.S. Bank National Association, as Indenture Trustee of BXG Receivables Note Trust 2017-A
60 Livingston Avenue
St. Paul, Minnesota  55107

BXG Receivables Note Trust 2017-A
c/o Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Wilmington, Delaware  19890-0001

BRFC 2017-A LLC,
4950 Communication Avenue, Suite 900
Boca Raton, Florida  33431

Attention:Corporate Trust Services
BXG Receivables Note Trust 2017-A

In accordance with Section 4.6(c) of that certain Indenture (the “Indenture”), dated as of June 6, 2017, by and among BXG Receivables Note Trust 2017-A, as Issuer, Bluegreen Corporation, as Servicer, Vacation Trust, Inc. as Club Trustee, Concord Servicing Corporation, as Backup Servicer, and U.S. Bank National Association, as Indenture Trustee, Custodian and Paying Agent, the undersigned hereby irrevocably waives its option to repurchase and/or substitute any Defaulted Timeshare Loan listed on Exhibit A attached hereto.

Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Indenture.

In Witness Whereof, the undersigned has caused its name to be signed hereby by its duly authorized officer, as of the day and year written above.

BLUEGREEN CORPORATION

By:__________________________________
Name:
Title:

Exhibit A to Form of ROAP Waiver Letter

EXHIBIT L

FORM OF ARUBA NOTICE

Date

«Name1»

«Na_addr1»

«Na_addr2»

«Na_city»,  «Na_State» «Na_zip»

Re:  Account No.:  «Ln_Loan_No»

Dear Loan Customer:

This is to inform you that your loan was assigned to U.S. Bank National Association, as Indenture Trustee for the benefit of the Noteholders of BXG Receivables Note Trust 2017-A.

Bluegreen Corporation will continue to service your loan and all terms and conditions of your loan will remain the same.

If you are currently paying your loan by check, your permanent payment coupons will arrive under separate cover within the next few weeks.  While awaiting your new coupons, please continue to use your existing coupons, make checks payable to Bluegreen Corporation and mail to: BXG Receivables Note Trust 2017-A, P.O. Box [_______], Boston, MA 02241-[___].

If you are currently paying your loan by automated draft, Bluegreen will continue to automatically debit by means of electronic transfer.

Should you have any questions regarding this transfer, please call our Customer Service Department at 1-800-330-1367.

Sincerely,

Bluegreen CorporationBluegreen Properties N.V.

Customer Service Representative

Your loan has been assigned by Bluegreen Properties N.V. to Bluegreen Corporation, then  to BRFC 2017-A LLC, then to BXG Receivables Note Trust 2017-A and then to U.S. Bank National Association, as Indenture Trustee for the benefit of the Noteholders of BXG Receivables Note Trust 2017-A.

Date

«Name1»

«Na_addr1»

«Na_addr2»

«Na_city»,  «Na_State» «Na_zip»

Re:  Account No.:  «Ln_Loan_No»

Dear Loan Customer:

This is to inform you that your loan was assigned to U.S. Bank National Association, as Indenture Trustee for the benefit of the Noteholders of BXG Receivables Note Trust 2017-A.

Bluegreen Corporation will continue to service your loan and all terms and conditions of your loan will remain the same.

If you are currently paying your loan by check, your permanent payment coupons will arrive under separate cover within the next few weeks.  While awaiting your new coupons, please continue to use your existing coupons, make checks payable to Bluegreen Corporation and mail to: BXG Receivables Note Trust 2017-A, P.O. Box [_______], Boston, MA 02241-[___].

If you are currently paying your loan by automated draft, Bluegreen will continue to automatically debit by means of electronic transfer.

Should you have any questions regarding this transfer, please call our Customer Service Department at 1-800-330-1367.

Sincerely,

Bluegreen CorporationBluegreen Properties N.V.

Customer Service Representative

Your loan has been assigned by Bluegreen Properties N.V. to Bluegreen Corporation, then to BXG Timeshare Finance Corporation I, then BXG Timeshare Trust I, then to U.S. Bank National Association, as Indenture Trustee for the benefit of the Noteholders of BXG Timeshare Trust I, then to BXG Timeshare Trust I, then to BRFC 2017-A LLC, then to BXG Receivables Note Trust 2017-A and then to U.S. Bank National Association, as Indenture Trustee for the benefit of the Noteholders of BXG Receivables Note Trust 2017-A.

EXHIBIT M

[RESERVED]

M-1

EXHIBIT N

FORM OF SUBSEQUENT TRANSFER NOTICE

[ ___ ]

[Date]

U.S. Bank National Association

111 East Filmore Avenue

St. Paul, MN 55107

EP-MN-WS2N

Attention: Bondholder Services - BXG 2017-A

Attention:  Corporate Trust Services

BXG Receivables Note Trust 2017-A

Facsimile Number:

Pursuant to and in accordance with Section 4.2(a) of that certain Indenture, dated as of June 6, 2017 (the “Indenture”), by and among BXG Receivables Note Trust 2017-A, as Issuer, Bluegreen Corporation, as Servicer, Vacation Trust, Inc. as Club Trustee, Concord Servicing Corporation, as Backup Servicer and U.S. Bank National Association, as Indenture Trustee, as Custodian and as Paying Agent, [ ___ ] hereby notifies [ ___ ] of [ ___ ]’s sale, transfer, assignment, set over and conveyance without recourse to [ ___ ], all right, title and interest of [ ___ ] in and to the Subsequent Timeshare Loans on [ ___ ].  The price for all such Subsequent Timeshare Loans will be an amount equal to the sum of the Timeshare Loan Acquisition Price of each Subsequent Timeshare Loan.  The cash portion of the purchase price is [_____] which is an amount equal to 88.0% of the aggregate Cut-Off Date Loan Balance of the Subsequent Timeshare Loans.  We hereby request that you remit said funds as follows:

[ ___ ]

Receiving Bank:

ABA#:

Beneficiary:

Account #

Reference:

A list of such Subsequent Timeshare Loans shall be attached as a Schedule of Timeshare Loans to a transfer document to be delivered to the Indenture Trustee in addition to an officer's certificate of [ ___ ] as required by Section 4.3 of the Indenture. Such list of Subsequent Timeshare Loans shall be incorporated with and amend the existing Schedule of Timeshare Loans to the [ ___ ] Agreement.  Capitalized terms not otherwise defined herein shall have the meaning given therein in the Indenture.

[ ___ ]

By:

Exhibit A

[ ___ ]

EXHIBIT O

COLLECTION POLICY

Collection efforts and delinquency information concerning the timeshare loans are managed by Bluegreen Corporation (the “Servicer”) and are handled by a staff of experienced collectors, assisted by a mortgage collection computer system.  The Servicer’s collectors are incentivized through a performance-based compensation program. Technological capabilities include integrated software modules, and automated lock box, credit card and clearing house processing.  The Servicer's aim of minimizing account delinquencies by promoting satisfactory customer relations is also reflected in its collection policy.  The Servicer's collection policy is designed to maximize cash flow and assist each obligor with the management of his or her account.

With respect to the Bluegreen Vacation Club loans, unless circumstances otherwise dictate, collection efforts are generally made by mail and telephone.  Collection efforts commence by the Servicer when an account is as few as 10 days past due via telephone contact by the Servicer so long as the account continues to be delinquent. Telephone contact is made as appropriate and subject to applicable federal state and local laws.   At 30 days delinquent, a letter is sent to the obligor, (if a U.S. resident), advising such obligor that if the loan is not brought current, the delinquency will be reported to the credit reporting agencies. At 60 days delinquent, a letter is sent to the obligor (whether a U.S. resident or foreign obligor) by mail advising such obligor that such obligor may be prohibited from making any future reservations for lodging at a Bluegreen Vacation Club resort or within any exchange company’s reservation system.  If the delinquency continues, at 90 days delinquent, a "Notice of Intent to Cancel Membership" is mailed.  This informs the obligor (whether a U.S. resident or foreign obligor) that unless the delinquency is cured within 30 days from the date of such notice, the obligor's membership in the Bluegreen Vacation Club will be terminated.  If the delinquency is not cured, a termination letter is sent typically at approximately 120 days delinquent.  At such time, the obligor’s beneficial interest in the timeshare property is terminated and can be resold to a new purchaser.

The Servicer will refrain from modifying, waiving or amending the terms of any timeshare loan; provided, however, the Servicer may modify, waive or amend a timeshare loan for which a default on such timeshare loan has occurred or is imminent and such modification, amendment or waiver will not (i) materially alter the interest rate on or the principal balance of such timeshare loan, (ii) shorten the final maturity of, lengthen the timing of payments of either principal or interest, or any other terms of, such timeshare loan in any manner which would have a material adverse affect on the noteholders in any particular facility or transaction, if applicable, (iii) adversely affect the timeshare property underlying such timeshare loan or (iv) reduce materially the likelihood that payments of interest and principal on such timeshare loan shall be made when due; provided, further, the Servicer may, in accordance with applicable transaction documents, if any, grant a single extension of the final maturity of a timeshare loan if the Servicer, in its reasonable discretion, determines that (A) such timeshare loan is in default or a default on such timeshare loan is likely to occur in the foreseeable future and (B) the value of such timeshare loan will be enhanced by such extension; provided, further, the Servicer shall not be permitted to modify, waive or amend the terms of any timeshare loan if the sum of the loan balance of such timeshare loan and the loan balances of all other timeshare loans for which the

O-1

Servicer has modified, waived or amended the terms thereof exceeds the allowed percentage for any facility or other transaction (if applicable).

The decision to offer an extension to an obligor must be approved by the Collection Manager and either the Director of Investor Reporting or the Vice President, Mortgage Operations who consider all the facts and circumstances regarding the obligor’s situation, including a detailed review of the collection notes pertaining to the conversations between the obligor and the applicable collector.  If, in the professional judgment of the Collection Manager and either the Director of Investor Reporting or the Vice President, Mortgage Operations, granting an extension can assist the obligor in “saving” his/her ownership interest and “curing” the delinquency, it may be granted pursuant to the related transaction documents (if applicable).   The loan must be at least sixty days delinquent and is typically offered due to some type of hardship with the obligor.  If the loan is sixty days past due the obligor must make at least one payment, any loan ninety days or greater requires the obligor to make two payments before the extension can be executed.  Extensions are not normally granted to a loan in excess of 150 days past due.  An extension agreement explaining the terms is sent to the obligor. The agreement states that the Servicer will accept the payment(s) made by the obligor and advance the due date to bring the loan current and modify the maturity date by the number of payments extended. The agreement must be signed and returned to the Mortgage Collection Department.  All other terms and conditions in the note shall be and remain in full force and effect.  Other modifications, waivers or amendments may be provided after a natural disaster or act of terror (sometimes referred to as “force majeure loans”) as allowed under the applicable transaction documents.

The foregoing procedures however, may be revised from time to time as the need arises with appropriate consent for material changes.

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ANNEX A

STANDARD DEFINITIONS

SCHEDULE I

Schedule of Timeshare Loans

SI-1